As filed with the Securities and Exchange Commission on March 1, 1999

                                                       Registration Nos. 33-5033
                                                                        811-4642
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT

                                      UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 26                      [X]
                                     AND/OR

                             REGISTRATION STATEMENT
                                      UNDER
                      THE INVESTMENT COMPANY ACT OF 1940                     [X]
                               AMENDMENT NO. 29                              [X]

                        (CHECK APPROPRIATE BOX OR BOXES)
                             ----------------------

                          THE PHOENIX EDGE SERIES FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                             ----------------------

               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                        C/O VARIABLE PRODUCTS OPERATIONS
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                                 (800) 447-4312

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                             ----------------------
                                   COPIES TO:

              THOMAS N. STEENBURG                                       EDWIN L. KERR, ESQ.
     VICE PRESIDENT, COUNSEL AND SECRETARY                        C/O PHOENIX HOME LIFE MUTUAL
       PHOENIX DUFF & PHELPS CORPORATION                                INSURANCE COMPANY
              56 PROSPECT STREET                                        ONE AMERICAN ROW
              HARTFORD, CT 06115                                        HARTFORD, CT 06115

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             ----------------------

 It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b)
[ ] On May 1, 1998 pursuant to paragraph (b), or
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] On ( ) pursuant to paragraph (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[X] On (April 30, 1999) pursuant to paragraph (a)(ii) of Rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          THE PHOENIX EDGE SERIES FUND

                              CROSS-REFERENCE SHEET

                   SHOWING LOCATION IN PROSPECTUS (PART A) AND
                  STATEMENT OF ADDITIONAL INFORMATION (PART B)
                      OF INFORMATION REQUIRED BY FORM N-1A
                             PURSUANT TO RULE 495(A)

                                     PART A

                   FORM N-1A ITEM                                  PROSPECTUS CAPTION
                   --------------                                  ------------------
1.  Cover Page.....................................      Cover Page

2.  Synopsis.......................................      Introduction

3.  Condensed Financial Information................      Financial Highlights

4.  General Description of Registrant..............      Introduction; Investment Objectives and Policies; Other
                                                         Special Investment Methods; The Fund and Its Management

5.  Management of the Fund.........................      The Fund and Its Management; Custodian, Transfer Agent
                                                         and Dividend Paying Agent

6.  Capital Stock and Other Securities.............      The Fund and Its Management; Share of Beneficial Interest;
                                                         Dividends and Distributions; Taxes

7.  Purchase of Securities Being Offered...........      Purchase of Shares; Net Asset Value; Redemption of Shares

8.  Redemption or Repurchase.......................      Purchase of Shares; Net Asset Value; Redemption of Shares

9.  Pending Legal Proceedings......................      Not Applicable

                                     PART B

                  FORM N-1A ITEM                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
                  --------------                           -------------------------------------------
10. Cover Page.....................................      Cover Page

11. Table of Contents..............................      Table of Contents

12. General Information and History................      The Phoenix Edge Series Fund;  Investing in the Fund

13. Investment Objectives and Policies.............      Investment Policies; Investment Restrictions;
                                                         Portfolio Turnover

14. Management of the Fund.........................      Management of the Fund

15. Control Persons and Principal Holders of Securities  Management of the Fund

16. Investment Advisory and Other Services.........      Management of the Fund; The Investment Adviser

17. Brokerage Allocation and Other Practices.......      Brokerage Allocation

18. Capital Stock and Other Securities.............      Investing in the Fund; Redemption of Shares

19. Purchase, Redemption and Pricing of
    Securities Being Offered......................       Determination of Net Asset Value;  Investing in the Fund;
                                                         Redemption of Shares

20. Tax Status.....................................      Taxes

21. Underwriters...................................      Not Applicable

22. Calculation of Yield Quotations of Money
    Market Funds..................................       Money Market Series

23. Financial Statements...........................      Financial Statements

WE ARE OFFERING THIS PRODUCT ONLY WHERE WE MAY
LAWFULLY DO SO. YOU SHOULD RELY ONLY ON THE INFORMATION
CONTAINED IN THIS DOCUMENT OR IN ONE THAT WE HAVE
REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO
PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

                                                                THE PHOENIX EDGE
                                                                     SERIES FUND


PROSPECTUS        MAY 1, 1999

   The Phoenix Edge Series Fund (the "Fund") is an open-end management investment company which is intended to meet a wide range of investment objectives with its 15 separate Series. Generally, each Series operates as if it were a separate fund.

   The shares of the Fund are not directly offered to the public. You can invest in the Fund only by buying a Variable Accumulation Annuity Contract or a Variable Universal Life Insurance Policy offered by Phoenix Home Life Mutual Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), or Phoenix Life and Annuity Company ("PLAC"), and directing the allocation of your payment (s) to the Subaccount(s) corresponding to the Series in which you wish to invest. The Subaccounts, in turn, invest in shares of the Fund. Not all Series may be offered through a particular Contract or Policy. The Fund also offers its shares through other Phoenix products.

   THIS PROSPECTUS DESCRIBES EACH OF THE SERIES AND PROVIDES IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN ANY SERIES OF THE FUND. YOU SHOULD READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

   A document called a Statement of Additional Information ("SAI") dated May 1, 1999, containing further information about the Fund and each of the Series, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. A free copy of the SAI may be obtained by contacting us.


IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:

[envelope]  PHOENIX VARIABLE PRODUCTS
            MAIL OPERATIONS
            PO Box 8027
            Boston, MA 02266-8027

[telephone] Tel. 800/541-0171

   MANAGED BY
   PHOENIX INVESTMENT COUNSEL, INC.
   [diamond] Phoenix-Aberdeen International Series
   [diamond] Phoenix-Engemann Nifty Fifty Series
   [diamond] Phoenix-Goodwin Balanced Series
   [diamond] Phoenix-Goodwin Growth & Income Series
   [diamond] Phoenix-Goodwin Growth Series
   [diamond] Phoenix-Goodwin Money Market Series
   [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series
   [diamond] Phoenix-Goodwin Strategic Allocation Series
   [diamond] Phoenix-Goodwin Strategic Theme Series
   [diamond] Phoenix-Hollister Value Equity Series
   [diamond] Phoenix-Seneca Mid-Cap Growth Series
   [diamond] Research Enhanced Index Series
   [diamond] Schafer Mid-Cap Value Series

   MANAGED BY
   PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
   [diamond] Phoenix-Aberdeen New Asia Series

   MANAGED BY
   DUFF & PHELPS INVESTMENT MANAGEMENT CO.
   [diamond] Phoenix-Duff & Phelps Real Estate
             Securities Series

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     TABLE OF CONTENTS

Heading                                       Page
--------------------------------------------------
THE PHOENIX EDGE SERIES FUND...................  1
TABLE OF CONTENTS .............................  2
PHOENIX-ABERDEEN INTERNATIONAL SERIES..........  3
 Investment Risk and Return Summary ...........  3
 Series' Expenses .............................  4
 Investment Strategies ........................  4
 Risks Related to Investment Strategies .......  5
 Management of the Series .....................  6
 Financial Highlights..........................  7
PHOENIX-ABERDEEN NEW ASIA SERIES ..............  8
 Investment Risk and Return Summary ...........  8
 Series' Expenses .............................  9
 Investment Strategies ........................  9
 Risks Related to Investment Strategies ....... 10
 Management of the Series ..................... 11
 Financial Highlights.......................... 12
PHOENIX-DUFF & PHELPS REAL ESTATE
 SECURITIES SERIES ............................ 13
 Investment Risk and Return Summary ........... 13
 Series' Expenses.............................. 14
 Investment Strategies ........................ 14
 Risks Related to Investment Strategies ....... 15
 Management of the Series ..................... 16
 Financial Highlights.......................... 17
PHOENIX-ENGEMANN NIFTY FIFTY SERIES............ 18
 Investment Risk and Return Summary ........... 18
 Series' Expenses ............................. 18
 Investment Strategies ........................ 19
 Risks Related to Investment Strategies ....... 19
 Management of the Series ..................... 19
 Financial Highlights.......................... 21
PHOENIX-GOODWIN BALANCED SERIES ............... 22
 Investment Risk and Return Summary ........... 22
 Series' Expenses ............................. 23
 Investment Strategies ........................ 23
 Risks Related to Investment Strategies ....... 24
 Management of the Series ..................... 25
 Financial Highlights.......................... 26
PHOENIX-GOODWIN GROWTH & INCOME SERIES......... 27
 Investment Risk and Return Summary ........... 27
 Series' Expenses ............................. 28
 Investment Strategies ........................ 28
 Risks Related to Investment Strategies ....... 29
 Management of the Series ..................... 30
 Financial Highlights.......................... 31
PHOENIX-GOODWIN GROWTH SERIES ................. 32
 Investment Risk and Return Summary ........... 32
 Series' Expenses ............................. 33
 Investment Strategies ........................ 33
 Risks Related to Investment Strategies ....... 33
 Management of the Series ..................... 35
 Financial Highlights.......................... 35
PHOENIX-GOODWIN MONEY MARKET SERIES ........... 36
 Investment Risk and Return Summary ........... 36
 Series' Expenses ............................. 37
 Investment Strategies ........................ 37
 Risks Related to Investment Strategies ....... 38
 Management of the Series ..................... 38
 Financial Highlights.......................... 39
PHOENIX-GOODWIN MULTI-SECTOR FIXED
 INCOME SERIES................................. 40
 Investment Risk and Return Summary ........... 40
 Series' Expenses ............................. 41
 Investment Strategies ........................ 41
 Risks Related to Investment Strategies ....... 42
 Management of the Series ..................... 43
 Financial Highlights.......................... 44
PHOENIX-GOODWIN STRATEGIC ALLOCATION SERIES.... 45
 Investment Risk and Return Summary ........... 45
 Series' Expenses ............................. 46
 Investment Strategies ........................ 46
 Risks Related to Investment Strategies ....... 47
 Management of the Series ..................... 48
 Financial Highlights.......................... 49
PHOENIX-GOODWIN STRATEGIC THEME SERIES ........ 50
 Investment Risk and Return Summary ........... 50
 Series' Expenses ............................. 51
 Investment Strategies ........................ 51
 Risks Related to Investment Strategies ....... 52
 Management of the Series ..................... 53
 Financial Highlights.......................... 54
PHOENIX-HOLLISTER VALUE EQUITY SERIES ......... 55
 Investment Risk and Return Summary ........... 55
 Series' Expenses ............................. 56
 Investment Strategies ........................ 56
 Risks Related to Investment Strategies ....... 57
 Management of the Series ..................... 58
 Financial Highlights.......................... 59
PHOENIX-SENECA MID-CAP GROWTH SERIES .......... 60
 Investment Risk and Return Summary ........... 60
 Series' Expenses ............................. 61
 Investment Strategies ........................ 61
 Risks Related to Investment Strategies ....... 62
 Management of the Series ..................... 64
 Financial Highlights.......................... 65
RESEARCH ENHANCED INDEX SERIES................. 66
 Investment Risk and Return Summary ........... 66
 Series' Expenses ............................. 66
 Investment Strategies ........................ 67
 Risks Related to Investment Strategies ....... 67
 Management of the Series ..................... 67
 Financial Highlights.......................... 68
SCHAFER MID-CAP VALUE SERIES .................. 69
 Investment Risk and Return Summary ........... 69
 Series' Expenses ............................. 69
 Investment Strategies ........................ 70
 Risks Related to Investment Strategies ....... 70
 Management of the Series ..................... 71
 Financial Highlights.......................... 72
INVESTMENT RESTRICTIONS........................ 73
PORTFORLIO TURNOVER............................ 73
THE FUND AND ITS MANAGEMENT.................... 73
SHARES OF BENEFICIAL INTEREST.................. 73
NET ASSET VALUE................................ 74
TAXES.......................................... 74
APPENDIX....................................... 75

PHOENIX-ABERDEEN INTERNATIONAL SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
   Phoenix-Aberdeen International Series has an investment objective of high total return consistent with reasonable risk. There is no guarantee that the Series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The adviser will invest primarily in corporate stock of established non-U.S. companies believed to have potential for capital growth, income or both. Under normal circumstances, the Series will invest at least 80% of its total assets in non-U.S. issuers located in not less than three countries.

[diamond] The Series may invest any amount for capital growth or for income. In determining whether assets will be invested for capital growth or for income, the adviser will analyze the international equity and fixed income markets and assess the degree of risk and level of return that can be expected from each market.

[diamond] The Series may invest in convertible securities, preferred stock, bonds, notes and other debt instruments of companies and obligations of domestic or foreign governments.

[diamond] The Series may invest up to 10% of its total assets in below investment grade bonds, or so-called "junk bonds."

[diamond] The Series may engage in certain options transactions, and enter into futures contracts and related options for hedging purposes, invest in repurchase agreements and engage in "securities lending."

[diamond] The Series may invest in small companies as well as large companies.


[diamond] The Series may invest in companies in foreign countries with "emerging markets."

PRINCIPAL RISKS
   If you invest in this Series, you risk that you may lose your investment.

   The Series will seek to increase the value of your shares by investing in securities the adviser expects to have potential for capital growth or income or both. Most of the Series' investments will be in common stocks and other equity investments. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected. As a result, the value of your shares may decrease. Increases in interest rates affecting the global economy, particular industries or specific companies can cause fixed income investments that the Series may own to decline in value. This, too, can cause your share value to decrease.

   Unlike many other funds, this Series may make significant investments in companies in foreign countries and in foreign governments, including some "emerging market" countries (those with markets that are not fully developed). Political and economic uncertainty as well as relatively less public information about investments may negatively impact the Series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and their companies in developed nations. They also may have more obstacles to financial success.

   This Series also may invest in small companies as well as larger companies. Smaller companies, regardless of their location, may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

PERFORMANCE TABLES
   The bar chart and table below provide some indication of the risks of investing in the Phoenix-Aberdeen International Series. The bar chart shows changes in the Series' performance from year to year over an 8-year period.1 The table below shows how the Series' average annual returns for one and five years and for the life of the Series compare to those of a broad-based securities market index. The Series' past performance is not necessarily an indication of how the Series will perform in the future.

PHOENIX-ABERDEEN INTERNATIONAL SERIES
[graphic omitted]

     Calendar Year            Annual Return (%)
          1991                     19.78
          1992                     12.89
          1993                     38.44
          1994                      0.03
          1995                      9.59
          1996                     18.65
          1997                     12.04
          1998                     27.92

(1)The Series' average annual returns in the chart above do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 8-year period shown in the chart above, the highest return for a quarter was __% (quarter ending _____________) and the lowest return for a quarter was __% (quarter ending ___________).

--------------------------------------------------
 AVERAGE ANNUAL
 TOTAL RETURNS
 (FOR THE PERIOD      ONE       FIVE    LIFE OF
 ENDING 12/31/98)     YEAR     YEARS   THE FUND(1)
--------------------------------------------------
 Phoenix-Aberdeen
 International       27.92%    13.27%    11.01%
 Series
--------------------------------------------------
 MSCI EAFE Index(2)  20.33%    9.50%     8.32%
--------------------------------------------------
(1)Since May 1, 1990.

(2)The Morgan Stanley Capital International EAFE Index is an unmanaged, commonly used measure of foreign stock fund performance, which includes net dividends reinvested. Total return figures are net of foreign withholding taxes. The EAFE Index is an aggregate of 19 individual country indexes in Europe, Australia, New Zealand and the Far East.

SERIES' EXPENSES
   This table illustrates all fees and expenses that you may pay if you buy and hold shares of the Series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge Imposed on Purchases                  None
Sales Charge Imposed on Reinvested Dividends       None
Deferred Sales Charge                              None
Redemption Fee                                     None
Exchange Fee                                       None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)
Management Fees                                    .75%
Distribution and Service (12b-1) Fees              None
Other Expenses                                     .26%

                                            -----------
TOTAL ANNUAL SERIES' OPERATING EXPENSES           1.01%
                                                  =====

EXAMPLE
This example is intended to help you compare the cost of investing in the Series with the cost of investing in other funds.

   The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------
                1 YEAR  3 YEARS  5 YEARS 10 YEARS
---------------------------------------------------
Phoenix-
Aberdeen
International    $10     $32       $56     $124
Series
---------------------------------------------------


INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
   The Series' investment objective is high total return consistent with reasonable risk. There is no guarantee that the Series will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
   The Series invests in a diversified portfolio of securities of non-U.S. issuers, including companies, governments, governmental agencies and international organizations. The Series may invest in any region of the world. Under normal circumstances, the Series will invest at least 80% of its total assets in the securities of issuers located in at least three different countries.

   The Series will invest primarily in common stocks. The Series also may invest in other equity securities, including preferred stocks, securities convertible into common stocks, warrants and rights to purchase common stock and in bonds, notes and other debt securities. Although the Series intends to invest primarily in established companies, the Series may invest in securities of issuers of any size, in countries with developed markets and countries with emerging markets.

   The Series also may invest in nonconvertible fixed income securities of non-U.S. issuers (described below) when the adviser feels that such securities are appropriate for the achievement of the Series' investment objective. Market values of fixed income securities typically move in the opposite direction from changes in interest rates. Therefore, investing in fixed income securities can provide an opportunity for capital appreciation when interest rates are expected to decline.

   The nonconvertible fixed income securities referred to above may consist of:

[diamond] corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services or, if unrated, are deemed by the adviser to be of comparable credit quality;

[diamond] securities issued by foreign governments and supranational agencies
          (such as the World Bank).

   The Series may invest up to 10% of its net assets in fixed income securities rated below investment grade (commonly referred to as "junk bonds").

   Temporary defensive strategy: if the adviser believes that market conditions are not favorable to the Series' principal strategies, the Series may invest without limit in U.S. government securities and in money market instruments. When this happens, the Series may not achieve its investment objective.

   Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
   The Series' focus is total return. The adviser intends to invest assets so that your shares increase in value. However, the value of the Series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the Series' investments decreases you will lose money. The value of the Series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the Series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the Series invests, Series share values may decline. Share values also can decline if the specific companies selected for Series investment fail to perform as the adviser or subadviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

   In addition to these general risks of investing in the Series, there are several specific risks of investing in the Series that you should note.

FOREIGN INVESTING
   The Series will invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond] differences in accounting, auditing and financial reporting standards,

[diamond] generally higher commission rates on foreign portfolio transactions,

[diamond] differences and inefficiencies in transaction settlement systems,

[diamond] the possibility of expropriation or confiscatory taxation,

[diamond] adverse changes in investment or exchange control regulations,

[diamond] political instability, and

[diamond] potential restrictions on the flow of international capital.

   Political and economic uncertainty as well as relatively less public information about investments may negatively impact the Series' portfolio.

   Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the Series.

   Many of the foreign securities held by the Series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
   Significant portions of the Series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms.

   Effective January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the Series to certain risks, including the reliability and timely reporting of pricing information of the Series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the Series' portfolio:

[diamond] Known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond] Competitive implications of increased price transparency of European
          Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond] Issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

[diamond] Currency exchange rate risk and derivatives exposure (including the disappearance or price sources, such as certain interest rate indices); and

[diamond] Potential tax consequences.

EMERGING MARKET INVESTING
   The Series may invest in companies located in emerging market countries and regions. Investment in less-developed countries whose markets are still emerging generally presents risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

   The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in the countries with which they trade.

SMALL MARKET CAPITALIZATION INVESTING
   The Series may invest in large and small companies throughout the world. Companies with small capitalization are often companies with a limited operating history or companies in industries which have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

MUTUAL FUND INVESTING
   The Series may invest in other mutual funds to take advantage of investment opportunities in certain countries where the Series otherwise would not be able to invest or where the size of a Series investment in any particular country would be too small. The Series may invest up to 10% of its assets in the shares of other mutual funds. However, the Series will not invest more than 5% of its assets in any one mutual fund. When the Series purchases shares of another mutual fund, the assets invested in the other mutual fund incur a layering of expenses, including operating costs, advisory fees, and administrative fees that you indirectly bear.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES' INVESTMENTS
   The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the Series does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the Series.


MANAGEMENT OF THE SERIES

THE ADVISERS
   Phoenix Investment Counsel, Inc. ("PIC") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment adviser for 14 other mutual funds, as subadviser to three additional mutual funds and as adviser to institutional clients. As of December 31, 1998, PIC had $23.9 billion in assets under management. PIC has acted as an investment adviser for over sixty years.

   Aberdeen Fund Managers, Inc. ("Aberdeen") is the investment subadviser to the Series and is located at One Financial Plaza, Suite 2210, NationsBank Tower, Fort Lauderdale, Florida 33394. Aberdeen acts as subadviser to two other funds. As of December 31, 1998, Aberdeen had $__ billion under management. Aberdeen has been an investment adviser since 19__.

   Subject to the direction of the fund's Board of Trustees, PIC is responsible for managing the Series' investment program and the day-to-day management of the Series' portfolio and managing the Series' assets to conform with the investment policies as described in this prospectus. The Series pays PIC a monthly investment management fee that is accrued daily against the value of the Series' net assets at the following rates.

----------------------------------------------------
                  FIRST        NEXT         OVER
              $250,000,000 $250,000,000  $500,000,000
----------------------------------------------------
  Management     0.75%        0.70%         0.65%
  Fee
----------------------------------------------------

   During the Series' last fiscal year, the Series paid total management fees of $1,704,109. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was __%. The total advisory fee of 0.75% of the aggregate net assets of the Series is greater than that for most mutual funds; however, the Trustees have determined that it is comparable to fees charged by other mutual funds whose investment objectives are similar to those of the Series.

   Please refer to the Statement of Additional Information for more detailed informations about these and other investment techniques.

PORTFOLIO MANAGEMENT
   The investment and trading decisions for the Phoenix-Aberdeen International Series are made by a team of the Adviser's equity investment professionals. The Adviser has retained Aberdeen Fund Managers, Inc. for advice and assistance in making investment and trading decisions. Aberdeen Fund Managers, Inc. does not have discretionary authority to manage the International Series.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES' OPERATIONS
   The Trustees have directed management to ensure that the systems used by service providers (PIC and its affiliates) in support of the Series' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, PIC has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. PIC management believes that the majority of these systems are already Year 2000 compliant. PIC believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of PIC or its affiliates or the fund if such modifications and conversions are not timely completed.

   PIC will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of PIC.

FINANCIAL HIGHLIGHTS
   The financial highlights table is intended to help you understand the Series' financial performance for the past 5 years (or, if shorter, the period of the Series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLC, whose report, along with the Fund's financial statements, are included in (the SAI or annual report), which is available upon request.

                                                                 YEAR ENDED DECEMBER 31,
                                                                 -----------------------
                                                      1998        1997        1996       1995       1994
                                                      ----        ----        ----       ----       ----
Net asset value, beginning of period............ $   14.53   $   14.52  $    12.70 $    11.85 $    12.21
Income from investment operations
 Net investment income..........................      0.12(1)     0.12(1)    0.11(1)     0.12(1)    0.08(1)
 Net realized and unrealized gain (loss)........      3.94        1.61        2.25       1.02      (0.07)
                                                      ----        ----        ----       ----      ------
   Total from investment operations.............      4.06        1.73        2.36       1.14       0.01
                                                      ----        ----        ----       ----       ----
Less distributions:
  Dividends from net investment income..........       --        (0.22)      (0.19)     (0.04)     (0.03)
  Dividends from net realized gains.............     (3.13)      (1.50)      (0.33)     (0.25)     (0.34)
  Distributions from paid-in capital............        --          --          --         --         --
  In excess of net investment income............        --          --       (0.02)        --         --
                                                     ------     ------      ------     ------     ------
   Total distributions..........................     (3.13)      (1.72)      (0.54)     (0.29)     (0.37)
                                                     ------     ------      ------     ------     ------
Change in net asset value.......................      0.93        0.01        1.82       0.85      (0.36)
                                                      ----        ----        ----       ----     ------
Net asset value, end of period.................. $   15.46   $   14.53  $    14.52 $    12.70 $     1.85
                                                 =========   =========  ========== ========== ===========
Total Return....................................     27.92%      12.04%      18.65%      9.59%      0.03%
Ratios/supplemental data:
  Net assets, end of period (thousands).........  $241,915     $94,108    $172,668   $134,455   $134,627
Ratio to average net assets of:
  Operating expenses............................      0.98%       1.01%       1.04%      1.07%      1.10%
  Net investment income.........................      0.72%       0.72%       0.80%      0.95%      0.64%
Portfolio turnover rate.........................        93%        184%        142%       249%       172%

(1)Computed using average shares outstanding.

PHOENIX-ABERDEEN NEW ASIA SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVE
   Phoenix-Aberdeen New Asia Series has an objective of long-term capital appreciation from a diversified portfolio invested primarily in equity securities of issuers located in at least three different countries located in Asia, other than Japan. There is no guarantee that the Series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] Under normal circumstances, the Series will invest at least 65% of its total assets in common stocks, preferred stocks and convertible securities of issuers organized and principally operating in Asia, excluding Japan.

[diamond] The adviser will seek out equity securities of companies that it believes have the potential to appreciate.

[diamond] The Series will invest in countries having more established markets in region of Asian countries. The Asian countries ordinarily will consist of three or more of the following:

          o China          o Hong Kong
          o India          o Indonesia
          o South Korea    o Malaysia
          o Pakistan       o Philippines
          o Singapore      o Sri Lanka
          o Taiwan         o Thailand

   In determining distribution of investments among markets the adviser will consider relative

[diamond] prospects for growth
[diamond] levels of inflation
[diamond] price levels

[diamond] government policies affecting business
[diamond] currency stability

   The Series may invest in developing and emerging market countries.

PRINCIPAL RISKS
   If you invest in this Series, you risk that you may lose your investment.

   The Series will seek to increase the value of your shares by investing in securities the adviser expects to increase in value. Most of the Series' investments will be in common stocks and other equity securities. Conditions affecting the global or local economy, specific industries or companies in which the Series invests can be worse than expected. As a result, the value of your shares may decrease. Decreases in share value from day to day will be "paper" losses unless you actually sell your shares. If your financial circumstances are likely to require you to sell your shares at any particular time, rather than holding them indefinitely, you run the risk that your sale of shares will occur when share values have declined.

   The Series may invest in companies with medium capitalizations. It also may invest in small companies as well as large companies. Investments in companies with small and medium capitalizations make the Series more volatile than fund's which invest in companies with larger capitalizations. The smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

   The Series may invest in below investment grade securities (so called "junk bonds"). Below investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the Series would lose income and could expect a decline in the market value of the securities.

   The Series will invest in companies in foreign countries. Political and economic uncertainty as well as less public information about investments may negatively impact the Series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

   The Series may invest in illiquid securities that cannot be sold quickly. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.

PERFORMANCE TABLES
   The bar chart and table below provide some indication of the risks of investing in the Phoenix-Aberdeen New Asia Series. The bar chart shows changes in the Series' performance from year to year over the life of the Series.1 The table below shows how the Series' average annual returns for one year and for the life of the Series compare to those of a broad-based securities market index. The Series' past performance is not necessarily an indication of how the Series will perform in the future.

PHOENIX-ABERDEEN NEW ASIA SERIES
[graphic omitted]

     Calendar Year            Annual Return (%)
          1996(2)                  0.16
          1997                   -32.39
          1998                    -4.44

(1)The Series' average annual returns in the chart above do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart above, the highest return for a quarter was __% (quarter ending ______________) and the lowest return for a quarter was __% (quarter ending ___________).

(2)From inception, September 17, 1996.

---------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIOD ENDING 12/31/98)   ONE YEAR      LIFE OF THE FUND(1)
---------------------------------------------------------------------
 Phoenix-Aberdeen New
 Asia Series                        (4.46)%             (17.33)%
----------------------------------------------------------------------
 MSCI AC Asia Pacific Ex
 Japan Index(2)                     (5.21)%             (16.44)%
----------------------------------------------------------------------

(1)Since September 17, 1996.

(2)Morgan Stanley Capital International All Country Asia Pacific (excluding Japan) Index is a market-value weighted average of the performance of securities listed on the stock exchanges of 14 countries in Asia and the Pacific Basin. Performance is calculated on a total return basis, as reported by Frank Russell Company.

SERIES' EXPENSES
   This table illustrates all fees and expenses that you may pay if you buy and hold shares of the Series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge Imposed on Purchases                  None
Sales Charge Imposed on Reinvested Dividends       None
Deferred Sales Charge                              None
Redemption Fee                                     None
Exchange Fee                                       None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)
Management Fees                                    1.00%
Distribution and Service (12b-1) Fees              None
Other Expenses                                     1.00

                                            -----------
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)        2.00%
                                                  =====


(1)The Series' investment adviser has agreed to reimburse through December 31, 1999 the Phoenix-Aberdeen New Asia Series' operating expenses other than Management Fees and Distribution and Service Fees to the extent that such expenses exceed 0.25% of the average net assets of the Series. Actual Total Annual Fund Operating Expenses after expense reimbursement were 1.25%for the year ending December 31, 1998.

EXAMPLE
   This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds.

   The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------
                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
----------------------------------------------------
 Phoenix-Aberdeen
 New Asia Series     $13     $40     $69     $151
----------------------------------------------------

   Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the Series' investment adviser.


INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
   The Series has an investment objective of long-term capital appreciation. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments. There is no guarantee that the Series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
   The Series invests in a diversified portfolio of primarily equity securities of companies located in Asia (other than Japan). Under normal circumstances, the Series intends to invest at least 65% of its total assets invested in the equity securities of such companies.

   The adviser selects securities of companies that meet certain fundamental standards and that the adviser believes have the market potential for above average market appreciation.

   The Series will, under normal circumstances, invest at least 65% of its total assets in a diversified portfolio of equity securities of issuers organized and principally doing business in Asia, other than Japan, and whose principal securities, such as common stock, are actively traded on recognized stock exchanges of those countries.

   A company is principally operating in Asia if

[diamond] at least 50% of revenues or profits are from Asian countries or

[diamond] at least 50% of their assets are located in Asian countries.

   The Series ordinarily will be invested in three or more of the following countries:


[diamond] China                [diamond] Hong Kong
[diamond] India                [diamond] Indonesia
[diamond] South Korea          [diamond] Malaysia
[diamond] Pakistan             [diamond] Philippines
[diamond] Singapore            [diamond] Sri Lanka
[diamond] Taiwan               [diamond] Thailand

   If the adviser considers it appropriate, the Series also may invest in South Pacific nations such as Australia and New Zealand.

   In determining the appropriate distribution of investments among various countries and geographic regions, the Adviser ordinarily will consider the following factors:

[diamond] prospects for relative economic growth among Asian countries;

[diamond] expected levels of inflation;

[diamond] relative price levels of the various capital markets;

[diamond] governmental policies influencing business conditions;

[diamond] the outlook for currency relationships; and

[diamond] the range of individual investment opportunities available to the international investor.

   The Series also may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. A convertible security entitles the owner to receive interest paid or accrued on a debt security or dividends paid on preferred stock until the security matures or is converted to common stock. Convertible securities have several unique investments characteristics, such as:

[diamond] higher yields than common stocks but lower yields than comparable nonconvertible securities;

[diamond] typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

[diamond] the potential for capital appreciation if the market price of the underlying common stock increases.

   In certain countries, investments may be made only by investing in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. The Series may therefore invest in the securities of other investment companies subject to the limitations. The Series' purchase of the securities of other investment companies (and closed-end companies) results in the layering of expenses, including operating costs, investment advisory and administrative fees.

   The Series may establish and maintain reserves of up to 100% of its assets for temporary defensive purposes under abnormal market or economic conditions. The Series' reserves may be invested in domestic as well as foreign short-term money market instruments, including, but not limited to:

[diamond] government obligations;

[diamond] certificates of deposit;

[diamond] bankers' acceptances;

[diamond] time deposits;

[diamond] commercial paper;

[diamond] short-term corporate debt securities; and

[diamond] repurchase agreements.

   When the Series' assets are held in cash or cash equivalents, it is not investing in securities intended to meet the Series' investment objective.


   Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.


RISKS RELATED TO INVESTMENT STRATEGIES

FOREIGN INVESTING

   The Series invests in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:


[diamond] differences in accounting, auditing and financial reporting standards;

[diamond] generally higher commission rates on foreign portfolio transactions;

[diamond] differences and inefficiencies in transaction settlement systems;

[diamond] the possibility of expropriation or confiscatory taxation;

[diamond] adverse changes in investment or exchange control regulations;

[diamond] political instability; and

[diamond] potential restrictions on the flow of international capital.

   Political and economic uncertainty as well as less public information about investments may negatively impact the Series' portfolio.

   Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.

   Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund.


   Many of the foreign securities held by the Series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity.

   Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
   Portions of the Series' assets will be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

   Effective January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the Series to certain risks, including the reliability and timely reporting of pricing information of the Series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the Series' portfolio:

[diamond] Known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond] Competitive implications of increased price transparency of European
          Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond] Issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

[diamond] Currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

[diamond] Potential tax consequences.

EMERGING OR DEVELOPING MARKETS
   The Series will make investments in developing or emerging countries which involve exposure to economic systems that are generally less diverse and mature than in the United States, and to political systems that are less stable. In the past, markets of developing countries have been more volatile than the markets of developed countries.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES INVESTMENTS
   The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the Series does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the Series.


MANAGEMENT OF THE SERIES

THE ADVISER
   Phoenix-Aberdeen International Advisors, LLC ("PAIA") is the investment adviser to the Series and is located at 56 Prospect Street, Hartford, CT 06115. PAIA also acts as the investment adviser to Phoenix-Aberdeen Series Fund. As of December 31, 1998, PAIA had $______ in assets under management.

   Subject to the direction of the fund's Board of Trustees, PAIA is responsible for managing the Series' investment program and the day-to-day management of the Series' portfolio. PAIA manages the Series' assets to conform with the investment policies as described in this prospectus. The Series pays PAIA a monthly investment management fee that is accrued daily against the value of the Series' net assets at the rate of 1% annually.

   During the Series' last fiscal year, the Series paid total management fees of $93,715. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was ___%.

PORTFOLIO MANAGEMENT
   Aberdeen Fund Managers, Inc. ("Aberdeen") is the investment subadviser to the Series and is located at One Financial Plaza, Suite 2210, NationsBank Tower, Fort Lauderdale, Florida 33394. Aberdeen acts as subadviser to two other funds. As of December 31, 1998, Aberdeen had $___ billion under management. Aberdeen has been an investment adviser since 19__.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES OPERATIONS
   The Trustees have directed management to ensure that the systems used by service providers (PAIA and its affiliates) in support of the Series' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, PAIA has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. PAIA management believes that the majority of these systems are already Year 2000 compliant. PAIA believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of PAIA or its affiliates or the Series if such modifications and conversions are not completed timely.

   PAIA will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the Series and is not expected to have a material impact on the operating results of PAIA.


FINANCIAL HIGHLIGHTS
   The financial highlights table is intended to help you understand the Series' financial performance for the past 5 years (or, if shorter, the period of the Series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLC, whose report, along with the Fund's financial statements, are included in (the SAI or annual report), which is available upon request.

                                                                                                              FROM
                                                                           YEAR ENDED DECEMBER 31,          INCEPTION
                                                                           -----------------------          9/17/96 TO
                                                                                 1998          1997          12/31/96
                                                                                 ----          ----          --------
Net asset value, beginning of period......................................   $  6.44       $   9.96     $  10.00
Income from investment operations
 Net investment income....................................................      0.131(1)(4)    0.15(1)       0.05(1)
 Net realized and unrealized gain (loss)..................................     (0.41)         (3.36)        (0.04)
                                                                              ------         ------        ------
   Total from investment operations.......................................     (0.28)         (3.21)         0.01
                                                                              ------         ------        ------
Less distributions:
 Dividends from net investment income.....................................     (0.03)         (0.15)        (0.05)
  Dividends from net realized gains.......................................        --          (0.01)           --
  In excess of net investment income......................................        --          (0.10)           --
 Tax return of capital....................................................        --          (0.05)           --
                                                                               -----         ------        -----
   Total distributions....................................................     (0.03)         (0.31)        (0.05)
                                                                              ------         ------        ------
Change in net asset value.................................................     (0.31)         (3.52)        (0.04)
                                                                              ------         ------        ------
Net asset value, end of period............................................   $  6.13       $  (6.44)      $  9.96
                                                                             =======       ========       =======
Total Return..............................................................     (4.44)%       (32.39)%        0.16%(3)
Ratios/supplemental data:
 Net assets, end of period (thousands)....................................    $9,510       $ 10,017      $ 11,585
Ratio to average net assets of:
 Operating expenses.......................................................      1.25%          1.25%         1.25%(2)
 Net investment income....................................................      2.09%(1)       1.63%(1)      2.40%(2)
Portfolio turnover rate...................................................        46%            27%           2%(3)

(1)Includes reimbursement of operating expenses by investment adviser of $0.08, $0.07 and $0.03 per share, respectively.
(2)Annualized.
(3)Not annualized.
(4)Computed using average shares outstanding.

PHOENIX-DUFF & PHELPS REAL ESTATE
SECURITIES SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVE
   The Phoenix-Duff & Phelps Real Estate Securities Series has an investment objective of capital appreciation and income with approximately equal emphasis. There is no guarantee that the Series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The Series intends to invest at least 75% of its total assets in marketable securities of publicly traded real estate investment trusts ("REITs") and companies that are principally engaged in the real estate industry.

[diamond] The Series may invest in common stock, rights or warrants to purchase common stock, preferred stock and convertible debt.

[diamond] The Series may invest up to 85% of its total assets in

          o marketable debt securities of companies principally engaged in the real estate industry
          o  mortgage-backed securities
          o  short-term investments

[diamond] For defensive purposes the Series may invest up to 100% of its total assets in short-term investments.

[diamond] The Series may invest in equity or debt securities of foreign companies or governments.

[diamond] The Series may invest in repurchase agreements and engage in "securities lending."

PRINCIPAL RISKS

[diamond] If you invest in this Series you risk that you may lose your investment.

[diamond] The Series is "non-diversified"; there is no limit on the percentage of Series assets that may be invested in the securities of any one issuer.

[diamond] Value of Series assets will fluctuate in response to changes in economic conditions within the real estate industry, including, among other things, possible declines in real estate values, general and local economic conditions, availability of mortgage funds and natural disasters.

[diamond] Equity REITs may be affected by changes in the value of underlying property owned by the REIT. Mortgage REITs may be affected by the quality of any credit extended. All REITs are dependent on the quality of management skills.

[diamond] REITs and companies principally engaged in the real estate industry are subject the effects of to fluctuations in interest rates.

[diamond] Investing in REITs involve risks similar to those associated with investing in small capitalization companies.

PERFORMANCE TABLES
   The bar chart and table below provide some indication of the risks of investing in the Phoenix-Duff & Phelps Real Estate Securities Series. The bar chart shows changes in the Series' performance from year to year since its inception.1 However, three calendar years is too short to reliably indicate the full range of returns likely to be encountered. The table below shows how the Series average annual returns for one year and for the life of the Series compare to those of a broad-based securities market index. The Series' past performance is not necessarily an indication of how the fund will perform in the future.

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
[graphic omitted]

     Calendar Year            Annual Return (%)
          1996                     33.09
          1997                     22.05
          1998                    -21.19

(1)The Series' average annual returns in the chart above do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.During the period shown in the chart above, the highest return for a quarter
   _______% (quarter ending _________) and the lowest return for a quarter was
   _______% (quarter ending ________).

----------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIOD ENDING         ONE     LIFE OF
 12/31/98)(1)                   YEAR   THE SERIES(2)
----------------------------------------------------
 Phoenix-Duff & Phelps Real
 Estate Securities Series    (21.19)%     11.84%
----------------------------------------------------
 NAREIT Equity Index(3)
                             (17.50)%     12.68%
----------------------------------------------------

(1)The Series' average annual returns in the table above do not reflect the deduction of any separate account or contract charges.

(2)Since May 1, 1995.

(3)The National Association of Real Estate Investment Trusts (NAREIT) Index is an unmanaged, commonly used indicator of REIT performance.

SERIES' EXPENSES
   This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge Imposed on Purchases              None
Sales Charge Imposed on Reinvested
Dividends                                      None
Deferred Sales Charge                          None
Redemption Fee                                 None
Exchange Fee                                   None
ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES ASSETS)
Management Fees                                .75%
Distribution and Service (12b-1) Fees          None
Other Expenses                                0.32%
                                           ---------

TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)    1.07%
                                              =====

(1)Duff & Phelps Investment Management Co. and/or PIC have agreed to reimburse the Series operating expenses for the amount, if any, such operating expenses other than the management fees for any fiscal year exceed 0.25% of the average net assets of the Series. Actual Total Annual Series Operating Expenses after expense reimbursement were 1.00% for the year ending
   December 31, 1998.

EXAMPLE
   This example is intended to help you compare the cost of investing in the Series with the cost of investing in other funds.

   The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------
                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------

 Phoenix-Duff &
 Phelps Real
 Estate             $10     $32     $55     $122
 Securities Series
---------------------------------------------------

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
   The Phoenix-Duff & Phelps Real Estate Securities Series has an investment objective of capital appreciation and income with approximately equal emphasis on each. There is no guarantee that the Series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
   The Series will invest in marketable securities of publicly traded real estate investment trusts ("REITs") and companies that are principally engaged in the real estate industry. Under normal circumstances, the Series intends to invest at least 75% of the Series' total assets in these securities.

   REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs.

[diamond] Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value.

[diamond] Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

[diamond] Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

   The Series intends to emphasize investment in equity REITs.

   In determining whether an issuer is "principally engaged" in the real estate industry, the Adviser seeks companies which derive at least 50% of their gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate. The equity securities of real estate companies considered for purchase by the Series will consist of shares of beneficial interest, marketable common stock, rights or warrants to purchase common stock, and securities with common stock characteristics such as preferred stock and debt securities convertible into common stocks.

   The Series also may invest up to 25% of its total assets in

[diamond] marketable debt securities of companies principally engaged in the real estate industry

[diamond] mortgage-backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOS")

[diamond] short-term investments

   The Series invests in debt securities only if, at the date of investment, they are rated within the four highest grades as determined by Moody's or by S&P or, if not rated are judged by the Adviser to be of equivalent quality. Securities rated at the lowest of the four grades are medium grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened ability to make principal and interest payments in the case of such obligations than is the case of higher grade securities. The Series is not required to dispose of debt securities whose credit quality falls below investment grade. Unrated debt securities may be less liquid then comparable rated debt securities and may involve somewhat greater risk then rated debt securities.

   For temporary defensive purposes (as when market conditions in real estate securities are so extraordinarily adverse that the Adviser believes there are extraordinary risks associated with investment in those securities), the Series may invest up 100% of its total assets in short-term investments such as money market instruments consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; repurchase agreements; certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at lease $500 million; high-grade commercial paper rated at time of purchase in the top two categories by a national rating agency or determined to be of comparable quality by the Adviser; and other long- and short-term instruments which are rated A or higher by S&P or Moody's at the time of purchase.

   Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.


RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
   The Series' focus is capital appreciation and income. The value of your shares is based on the market value of the Series' investments. However, the value of the Series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the Series' investments decreases, you will lose money. The value of the Series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. Share values also can decline if the specific companies selected for fund investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

   In the case of fixed income securities, the value of the security will be directly affected by trends in interest rates and the overall condition of credit markets. For example, in times of rising interest rates, the value of these types of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Income distribution also will affect the Series' return. If the adviser misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the Series, the Series' income available for distribution to shareholders may decrease.

   In addition to these general risks of investing in the Series, there are several specific risks of investing in the Series that your should note.

   The Series is "non-diversified" under the federal securities laws. As a non-diversified portfolio, there is no restriction on the percentage of assets that may be invested at any time in the securities of any one issuer. To the extent that the Series is in fact not well diversified, it may be more vulnerable to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified.

   Although the Series does not invest directly in real estate, it does invest primarily in real estate securities and, as a result, the value of shares of the Series will fluctuate in response to changes in economic conditions within the real estate industry. Risks associated with the direct ownership of real estate and with the real estate industry in general include:

[diamond] possible declines in the value of real estate;

[diamond] risks related to general and local economic conditions;

[diamond] possible lack of availability of mortgage funds;

[diamond] over-building;

[diamond] extended vacancies of properties;

[diamond] increases in competition, property taxes and operating expenses;

[diamond] changes in zoning laws;

[diamond] costs of clean-up of and liability for environmental problems;

[diamond] casualty or condemnation losses;

[diamond] uninsured damages from flood, earthquakes or other natural disasters;

[diamond] limitations on and variations in rents;

[diamond] dependency on property management skill;

[diamond] the appeal of properties to tenants; and

[diamond] changes in interest rates.

   Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are:

[diamond] dependent upon management skills,

[diamond] are not diversified, and

[diamond] are subject to the risks of financing projects.

   The Series may invest in new or unseasoned REIT issuers and it may be difficult or impossible for the Adviser to ascertain the value of the REIT's underlying assets, management capabilities and growth prospects. REITs whose underlying assets include long-term health care projects, such as nursing, retirement and assisted living homes may be affected by federal regulations concerning the health care industry.

   REITs (especially mortgage REITs) are subject to interest rate risks. When interest rated decline, the value of a REIT's investment in fixed rate obligations usually rises. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. On the other hand, since interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to current market interest rates. The value of such investments fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

   In addition, investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be more subject to abrupt or erratic price movements than larger capitalization stocks included in the S&P 500 Index.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
   It is difficult to predict cash flows from mortgage-backed securities. Payments of principal and interest on the underlying mortgages may be allocated among classes in a variety of ways, and the inability to determine specific amounts and timing of prepayments of the underlying loans make it difficult to accurately predict cash flow. The variability of prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise.

   In the event of high prepayments, the Series may be required to invest these proceeds at a lower interest rate, causing the Series to earn less than if the prepayments had not occurred. Generally, prepayments will increase during a period of falling interest rates.

GOVERNMENT SECURITIES
   Obligations issued or guaranteed by federal, state, and municipal governments, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of Series shares will increase.


IMPACT OF THE YEAR 2000 ISSUE ON SERIES INVESTMENTS
   The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the Series does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the Series.


MANAGEMENT OF THE SERIES

THE ADVISER
    Duff & Phelps Investment Management Co. ("DPIM") is the investment adviser of the Series. DPIM is a subsidiary of Phoenix Investment Partners, Inc. ("PXP") and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. PXP is a NYSE traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. DPIM also serves as investment adviser to the Core Equity Fund of Phoenix Equity Series Fund, the Enhanced Reserves, Core Equity and Real Estate Equity Securities Portfolios of Phoenix Duff & Phelps Institutional Mutual Funds, the Real Estate Securities Portfolio of Phoenix Multi-Portfolio Fund and three closed-end funds: Duff & Phelps Utilities Income Inc., Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. As of December 31, 1998, DPIM had approximately $______billion in assets under management.

   Subject to the direction of the fund's Board of Trustees, DPIM is responsible for managing the Series' investment program and the day-to-day management of the Series' portfolio. DPIM manages the Series' assets to conform with the investment policies as described in this prospectus. The Series pays DPIM a monthly investment management fee that is accrued daily against the value of the Series' net assets at following rates.

  ------------------------------------------------------------
                     1ST     $1+ BILLION THROUGH
                   BILLION        $2 BILLION       $2+BILLION
  ------------------------------------------------------------
   Management Fee   0.75%           0.70%            0.65%
  ------------------------------------------------------------

   During the fund's last fiscal year, the Series paid total management fees of $350,294. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was ___%.

PORTFOLIO MANAGEMENT
   Mr. Michael Schatt is responsible for managing the assets of the Phoenix-Duff & Phelps Real Estate Securities Series. Mr. Schatt is employed as managing director of PXP and is a vice president of the Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix Multi-Portfolio Fund, Phoenix Duff & Phelps Utilities Income Inc. and DPIM. His current responsibilities include serving as coportfolio manager of the Real Estate Securities Portfolio of Phoenix Multi-Portfolio Fund, the Real Estate Equity Securities Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds, and managing the real estate investment securities of Duff & Phelps Utilities Income Inc. Previously he served as director of the Real Estate Advisory Practice for Coopers & Lybrand, LLC, and has over 16 years experience in the real estate industry.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES OPERATIONS
   The Trustees have directed management to ensure that the systems used by service providers, (DPIM and its affiliates) in support of the Series' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, DPIM has determined that it will be required to modify or replace portions of their software so that its computer systems will properly utilize dates beyond December 31, 1999. DPIM management believes that the majority of these systems are already Year 2000 compliant. DPIM believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of DPIM or its affiliates or the fund if such modifications and conversions are not completed timely.

   DPIM will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the Series and is not expected to have a material impact on the operating results of DPIM.


FINANCIAL HIGHLIGHTS
   The financial highlights table is intended to help you understand the Series' financial performance for the past 5 years (or, if shorter, the period of the Series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLC, whose report, along with the Fund's financial statements, are included in (the SAI or annual report), which is available upon request.


                                                                                                      FROM
                                                                    YEAR ENDED DECEMBER 31,         INCEPTION
                                                                    -----------------------         5/1/95 TO
                                                                   1998        1997       1996      12/31/95
                                                                   ----        ----       ----      ---------
Net asset value, beginning of period..........................  $   16.38     $ 14.32   $  11.33      $ 10.00
Income from investment operations
 Net investment income........................................       0.78(3)     0.50(3)    0.50(3)      0.33(3)
 Net realized and unrealized gain.............................      (4.20)       2.62       3.14         1.42
                                                                    -----       -----       ----         ----
   Total from investment operations...........................      (3.42)       3.12       3.64         1.75
                                                                   ------       -----       ----         ----
Less distributions:
 Dividends from net investment income.........................      (0.65)      (0.48)     (0.50)       (0.33)
 Dividends from net realized gains............................      (0.02)      (0.58)     (0.15)       (0.06)
 Tax return of capital........................................      (0.01)       --         --          (0.03)
                                                                                                        -----
   Total distributions........................................      (0.68)      (1.06)     (0.65)       (0.42)
                                                                    -----       -----     ------         ----
Change in net asset value.....................................       4.10        2.06       2.99         1.33
                                                                     ----       -----       ----         ----
Net asset value, end of period................................  $   12.28     $ 16.38   $  14.32      $ 11.33
                                                                =========     =======   ========      =======
Total Return..................................................     (21.19)%     22.05%     33.09%       17.79%(2)
Ratios/supplemental data:
 Net assets, end of period (thousands)........................  $  36,408     $54,659   $ 22,710      $ 8,473
Ratio to average net assets of:
 Operating expenses...........................................       1.00%       1.00%      1.00%        1.00%(1)
 Net investment income........................................       5.07%       3.59%      4.36%        4.80%(1)
Portfolio turnover rate.......................................         18%         41%        21%          10%(2)

(1)Annualized.
(2)Not annualized.
(3)Includes reimbursement of operating expenses by investment adviser of $0.002, $0.01, $0.05 and $0.07 per share, respectively.

PHOENIX-ENGEMANN NIFTY FIFTY SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVE
   The Phoenix-Engemann Nifty Fifty Series has an investment objective of long-term capital appreciation. There is no guarantee that the Series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The Series invests in approximately 50 different securities which, in the opinion of the adviser, offer the best potential for long-term growth of capital.

[diamond] At least 75% of the Series' total assets will be invested in common stocks of high quality growth companies.

[diamond] Up to 25% of the Series' total assets may be invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.

PRINCIPAL RISKS
   If you invest in this Series you risk that you may lose your investment.

   The Series will seek to increase the value of your shares by investing in securities the adviser expects to increase in value. The Series' investments will be in common stocks. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected. As a result, the value of your shares may decrease.

   The Series will invest significantly securities issued by small companies. Smaller companies, regardless of their location, may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

   Since the Series contains securities of a limited number of companies, it may be more sensitive to changes in the market value of a single issuer or industry in its portfolio. Consequently, the net asset value per share of the Phoenix-Engemann Nifty Fifty Series may fluctuate substantially. The Series may not be appropriate for short-term investors.

PERFORMANCE TABLES
   The Phoenix-Engemann Nifty Fifty Series has been in existence only since March 2, 1998. The table below shows how the Series' average annual return since inception compares to that of a broad-based securities market index. The Series' past performance is not necessarily an indication of how the Series will perform in the future.

----------------------------------------------------

 TOTAL RETURN                         LIFE OF THE
 (FOR THE PERIOD ENDING 12/31/98)(1)   SERIES(2)
----------------------------------------------------
 Phoenix-Engemann Nifty-Fifty
 Series                                 26.26%
----------------------------------------------------
 S&P 500 Index(3)                       18.95%
----------------------------------------------------

(1)The Series' total return in the table above does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.

(2 Since March 2, 1998.

(3)The S&P 500 Index is an unmanaged commonly used measure of stock market total return performance. The Index is not available for direct investment.

SERIES' EXPENSES
   This table illustrates all fees and expenses that you may pay if you buy and hold shares of the Series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge Imposed on Purchases                  None
Sales Charge Imposed on Reinvested Dividends       None
Deferred Sales Charge                              None
Redemption Fee                                     None
Exchange Fee                                       None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)
Management Fees                                    .90%
Distribution and Service (12b-1) Fees              None
Other Expenses                                     .45%

                                            -----------
TOTAL ANNUAL SERIES' OPERATING EXPENSES (1)       1.35%
                                                  =====

(1)Phoenix Investment Council has agreed to reimburse the Series for the amount, if any, by which the Series' operating expenses other than the management fee for any fiscal year exceeds 0.15%. Actual Total Annual Series Operating Expenses after expense reimbursement were 1.05% for the year ending December 31, 1998.

EXAMPLE
   This example is intended to help you compare the cost of investing in the Series with the cost of investing in other funds.

   The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------
                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
-----------------------------------------------------
 Phoenix-Engemann
 Nifty Fifty Series   $110    $330    $580   $1,280
-----------------------------------------------------

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
   Phoenix-Engemann Nifty Fifty Series has an investment objective to seek long-term capital gain. There is no guarantee that the Series will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
   The Series will invest in approximately 50 different securities which the adviser believes represent the best potential to achieve long-term growth of capital. Dividend and interest income to be received from portfolio securities is largely incidental.

   Under normal market conditions, the Series will invest at least 75% of its total assets in common stocks of high quality growth companies; most companies will have at least $50 million in annual net income.

   Companies whose common stock is purchased by the Series will be listed on the NYSE or would satisfy the applicable listing requirements of the NYSE with respect to demonstrated earning power, years in operation, number of publicly held shares and net tangible assets.

   Under normal conditions, up to 25% of the Series' total assets will be invested in common stocks of corporations with rapidly growing earnings per share or in common stocks of corporations that are believed to be undervalued in the adviser's opinion. While some of these companies may be well-known and established many will be unseasoned.

   The Series may invest in preferred stock, warrants and convertible debt obligations if the adviser believes these investments will help meet the Series' objectives.

   Please refer to the Statement of Additional Information for more detailed information about these and other investments.


RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
   The Series' primary focus is long-term capital appreciation. The adviser intends to invest Series assets so that your shares increase in value. However, the value of the Series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the Series' investments decreases you will lose money. The value of the Series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they many worsen prospects for others. To the extent that the Series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the Series invests, Series' share values may decline. Share values also can decline if the specific companies selected for Series investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

   In addition to these general risks of investing in the Series, there are several specific risks of investing in the Series that you should note.

SMALL MARKET CAPITALIZATION INVESTING
   The Series may invest in some smaller companies. Companies with small capitalization are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

REDUCED DIVERSIFICATION
   This Series will invest in a much smaller number of companies than the average equity growth fund. Consequently, this Series may be more sensitive to changes in the market value of a single issuer or of an industry held in its portfolio. The net asset value of the Series may fluctuate substantially. This Series may not be appropriate for short-term investors.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES INVESTMENTS
   The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the Series does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the Series.

MANAGEMENT OF THE SERIES

THE ADVISERS
   Phoenix Investment Counsel, Inc. ("PIC") is the investment adviser to the Series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment adviser for 14 other mutual funds, as subadviser to three additional mutual funds and as adviser to institutional clients. As of December 31, 1998, PIC had $23.9 billion in assets under management. PIC has acted as an investment adviser for over sixty years.

   Roger Engemann & Associates ("Engemann") serves as subadviser to the Nifty Fifty Series. Engemann is a wholly owned subsidiary of Pasadena Capital Corporation which, in turn, is a wholly-owned subsidiary of PXP. Engemann has been engaged in the investment management business since 1969 and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment adviser to the Phoenix-Engemann Funds. As of December 31, 1998, Engemann had approximately $7.8 _____ in assets under management.

   Subject to the direction of the fund's Board of Trustees, PIC is responsible for managing the Series' investment program and the day-to-day management of the domestic portion of the Series' portfolio. Engemann, as subadviser, is responsible for the day-to-day management of the holdings of the Series. Both PIC and Engemann manage the Series' assets to conform with the investment policies as described in this prospectus. The Series pays PIC a monthly investment management fee that is accrued daily against the value of that Series' net assets at the following rates.

----------------------------------------------------------
                  FIRST          NEXT           OVER
              $250,000,000   $250,000,000   $500,000,000
----------------------------------------------------------
 Management       0.90%         0.80%       0.70%
 Fee
----------------------------------------------------------

   During the Series' last fiscal year, the Series paid total management fees of $48,195. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was ______%. The total advisory fee of 0.90% of the aggregate net assets of the fund is greater than that for most funds; however, the Trustees have determined that it is comparable to fees charged by other mutual funds whose investment objectives are similar to those of the Series.

PORTFOLIO MANAGEMENT

   Mr. Roger Engemann, Mr. James E. Mair and Mr. John S. Tilson are primarily responsible for the day-to-day management of the Series. Messrs. Engemann, Mair and Tilson also manage the investment portfolio of Phoenix Aggressive Growth Fund of Phoenix Series Fund. Each is a managing director, equities of PIC. Mr. Engemann has been president of Engemann since its inception. Messrs. Mair and Tilson are both executive vice presidents of Engemann, and both have been with Engemann since 1983.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES OPERATIONS

   The Trustees have directed management to ensure that the systems used by service providers (PIC and its affiliates) in support of the Series' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, PIC has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. PIC management believes that the majority of these systems are already Year 2000 compliant. PIC believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of PIC or its affiliates or the Series if such modifications and conversions are not completed timely.

   PIC will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the Series and is not expected to have a material impact on the operating results of PIC.

FINANCIAL HIGHLIGHTS
   The financial highlights table is intended to help you understand the Series' financial performance for the past 5 years (or, if shorter, the period of the Series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLC, whose report, along with the Fund's financial statements, are included in (the SAI or annual report), which is available upon request.

                                                                                                  FROM
                                                                                                INCEPTION
                                                                                                3/2/98 TO
                                                                                                12/31/98
                                                                                                --------
Net asset value, beginning of period.........................................................  $   10.00
Income from investment operations
 Net investment income.......................................................................       0.01(3)(4)
 Net realized and unrealized gain (loss).....................................................       2.62
                                                                                                   ------
   Total from investment operations..........................................................       2.63
                                                                                                   ------
Less distributions:
 Dividends from net investment income........................................................      (0.01)
  Dividends from net realized gains..........................................................         --
                                                                                                   ------
   Total distributions.......................................................................      (0.01)
                                                                                                   ------
Change in net asset value....................................................................       2.62
                                                                                                    ----
Net asset value, end of period...............................................................  $   12.62
                                                                                               =========
Total Return(5)..............................................................................      26.26%(2)
Ratios/supplemental data:
 Net assets, end of period (thousands).......................................................  $  13,153
Ratio to average net assets of:
 Operating expenses..........................................................................       1.05%(1)
 Net investment income.......................................................................       0.07%(1)
Portfolio turnover rate......................................................................         90%(2)

(1)Annualized.
(2)Not annualized.
(3)Includes reimbursement of operating expenses by investment adviser of $0.15 per share.
(4)Computed using average shares outstanding.

PHOENIX-GOODWIN BALANCED SERIES
--------------------------------------------------------------------------------

INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Goodwin Balanced Series has investment objectives of reasonable income, long-term capital growth and conservation of capital. There is no guarantee that the Series will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The adviser will use four criteria to select investments for the
          Series: risk, income, capital enhancement and protection of capital value. The adviser will select securities believed to have potential for the production of current income, with emphasis on securities that also have the potential for capital enhancement. Fixed income securities are selected using a multi-sector approach. The adviser may adjust the mix of investments based upon financial market and economic conditions.

[diamond] Under normal circumstances, the Series will invest at least 65% of its total assets in common stocks of companies of any size and fixed income securities.

[diamond] The Series may invest up to 35% of its net assets in high yield, high risk fixed income securities (commonly referred to as "junk bonds").

[diamond] At least 25% of the Series' assets will be invested in fixed income securities that are rated within the four highest rating categories.

[diamond] The Series may invest 25% of its total assets in foreign securities, including emerging market securities and foreign government securities.

[diamond] The Series may also invest in mortgage-backed and asset-backed securities.

PRINCIPAL RISKS
    If you invest in this Series, you risk losing your investment.

    The Series will seek to increase the value of your shares by investing in securities the adviser expects to increase in value or provide reasonable income. Most of the Series' investments will be in common stocks and fixed income securities. Conditions affecting the overall economy, specific industries or companies in which the Series invests and interest rate changes can be worse than expected. As a result, the value of your shares may decrease. If the adviser misjudges the return potential of fixed income securities, or the ability of issuers to make scheduled principal and interest payments, the Series' returns may be lower than prevailing returns, and the Series' income available for distribution may be less than other Series. Neither the Series nor the adviser can assure you that a particular level of income will be consistently achieved.

    This Series may invest in high risk, high yield fixed income securities (so called "junk bonds"). Junk bonds present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the Series would lose income and could expect a decline in the market value of the securities.

    The Series may invest in foreign government securities and companies in foreign countries, including some "emerging market" countries (countries with markets that are not fully developed). Political and economic uncertainty as well as less public information about investments may negatively impact the Series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and their companies in developed nations. They also may have more obstacles to financial success.

    This Series may invest in unrated securities. Unrated securities may not have as broad a market as rated, investment grade securities making them more difficult to sell. This could cause the security to lose value.

    The Series may invest in small companies as well as large companies. Smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    This Series may invest in mortgage-backed and other asset-backed securities. A portion of the cash flow from these securities may be from early payoff of some of the underlying loans. In the event of very high prepayments, the Series may be required to invest the proceeds at a lower interest rate, causing the Series to earn less than if the prepayments had not occurred.

PERFORMANCE TABLES
    The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Balanced Series. The bar chart shows changes in the Series' annual performance from year to year since its inception.(1) The table below shows how the Series' average annual returns for one and five years and for the life of the Series compare to those of a broad-based securities market index. The Series' past performance is not necessarily an indication of how the Series will perform in the future.

PHOENIX-GOODWIN BALANCED SERIES
[graphic omitted]

Calendar Year            Annual Return(%)
     1993                      8.57
     1994                     -2.80
     1995                     23.28
     1996                     10.56
     1997                     17.93
     1998                     19.01

(1) The Series' average annual returns in the chart above do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was __% (quarter ending ____________) and the lowest return for a quarter was __% (quarter ending ________________).

----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIOD ENDING          ONE       FIVE      LIFE OF
  12/31/98)                      YEAR       YEARS   THE SERIES(1)
----------------------------------------------------------------
  Phoenix-Goodwin               19.01%     13.21%     12.66%
  Balanced Series
----------------------------------------------------------------
  Balanced Benchmark(2)         19.67%     16.29%     14.65%
----------------------------------------------------------------

(1) Since May 1, 1992.

(2) The Balanced Benchmark is a composite index made up of 55% of the S&P 500 Index return, 35% of the Lehman Brothers Aggregate Bond Index return and 10% of the 90-day U.S. Treasury bills return and is produced by Frank Russell Company.

SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the Series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge Imposed on Purchases                      None
Sales Charge Imposed on Reinvested Dividends           None
Deferred Sales Charge                                  None
Redemption Fee                                         None
Exchange Fee                                           None
ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)
Management Fees                                        .55%
Distribution and Service (12b-1) Fees                  None
Other Expenses                                         .15%
                                              -------------
TOTAL ANNUAL SERIES' OPERATING EXPENSES                .70%
                                                       ====

EXAMPLE
    This example is intended to help you compare the cost of investing in the Series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------
                       1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
  Phoenix-Goodwin
  Balanced Series        $7        $22       $39       $87
---------------------------------------------------------------

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Goodwin Balanced Series has investment objectives of reasonable income, long-term capital growth and conservation of capital. There is no guarantee that the Series will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES
    The Series invests in a portfolio of common stocks and fixed income securities. Under normal circumstances the Series intends to invest at least 65% of its total assets in these securities. At least 25% of assets will be invested in fixed income securities that are rated within the four highest rating categories. The Series may invest in foreign and domestic companies of all sizes. Fixed income securities in which the Series may invest include, U.S. and foreign government securities, corporate bonds, municipals, and mortgage- and asset-backed securities. Credit ratings for fixed income securities are established by nationally recognized statistical rating organizations. Please see the Statement of Additional Information for a detailed list of rating categories.

    The adviser will use four criteria to select investments for the Series: risk, income, capital enhancement, and protection of capital value. The adviser will select securities believed to have potential for the production of current income, with emphasis on securities that also have the potential for capital enhancement. Fixed income securities are selected using a multi-sector approach. Holdings are shifted into sectors believed by the adviser to be undervalued and out of sectors determined by the adviser to be overvalued. The amount of Series assets which may be invested in common stocks and fixed income securities is not fixed. The adviser may adjust the mix of investments based upon financial market and economic conditions.

    Up to 35% of the Series' assets may be invested in "junk bonds." The actual percentage of junk bonds held in the portfolio will be determined by the adviser. If, in the advisor's opinion, market conditions warrant, the Series may increase its holdings of junk bonds subject to the 35% limit. The price of junk bonds will generally decline when interest rates rise, and increase when interest rates fall.

    The Series may invest up to 25% of its net assets in securities of foreign (non-U.S.) issuers. The Series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging market countries.

    The Series also may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. Convertible securities have several unique investment characteristics, such as:

[diamond] higher yields than common stocks but lower yields than comparable nonconvertible securities;

[diamond] typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

[diamond] the potential for capital appreciation if the market price of the underlying common stock increases.

    Temporary Defensive Strategy. If the adviser believes that market conditions are not favorable to the Series' principal strategies, the Series may hold on to its cash or invest without limit in cash equivalents, such as U.S. government securities and high grade commercial paper. When this happens, the Series may not achieve its investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the Series.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The Series' focus is reasonable income, long-term capital growth, and conservation of capital. The value of your shares is based on the market value of the Series' investments. However, the value of the Series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the Series' investments decreases, you will lose money. The value of the Series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. Share values also can decline if the specific companies selected for fund investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In the case of fixed income securities, the value of the security will be directly affected by trends in interest rates and the overall condition of credit markets. For example, in times of rising interest rates, the value of these types of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Income distribution also will affect the Series' return. If the adviser misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the Series, the Series' income available for distribution to shareholders may decrease.

    In addition to these general risks of investing in the Series, there are several specific risks of investing in the Series that you should note.

HIGH RISK-HIGH YIELD SECURITIES
    The Series may invest in securities that are high risk, high yield noninvestment-grade securities. Although these securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult for the adviser to accurately predict risk.

FOREIGN INVESTING

    The Series may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond] differences in accounting, auditing and financial reporting standards,

[diamond] generally higher commission rates on foreign portfolio transactions,

[diamond] differences and inefficiencies in transaction settlement systems,

[diamond] the possibility of expropriation or confiscatory taxation,

[diamond] adverse changes in investment or exchange control regulations,

[diamond] political instability, and

[diamond] potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as less public information about investments may negatively impact the Series' portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the Series.

    Many of the foreign securities held by the Series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
    Portions of the Series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

    Effective January 1, 1999, eleven European countries will begin converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the Series to certain risks, including the reliability and timely reporting of pricing information of the Series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the Series' portfolio:

[diamond] Known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond] Competitive implications of increased price transparency of European
          Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond] Issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

[diamond] Currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

[diamond] Potential tax consequences.

SMALL MARKET CAPITALIZATION INVESTING
    The Series may invest in some smaller companies. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

UNRATED SECURITIES
    The Series may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser to accurately predict risk.

IMPACT OF THE YEAR 2000 ISSUE ON THE SERIES INVESTMENTS
    The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the Year 2000. If a company whose securities are held by the Series does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the Series.

MANAGEMENT OF THE SERIES

THE ADVISER
    Phoenix Investment Counsel, Inc. ("PIC" or "Adviser") is the investment adviser to the Series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, PIC had $23.9 billion in assets under management. PIC has acted as an investment adviser for over sixty years.

    Subject to the direction of the fund's Board of Trustees, PIC is responsible for managing the Series' investment program and the day-to-day management of the Series' portfolio. PIC manages the Series' assets to conform with the investment policies as described in this prospectus. The Series pays PIC a monthly investment management fee that is accrued daily against the value of the Series' net assets at the following rates.

-----------------------------------------------------------------
                       FIRST           NEXT           OVER
                   $250,000,000    $250,000,000   $500,000,000
-----------------------------------------------------------------
  Management           0.55%          0.50%           0.45%
  Fee
-----------------------------------------------------------------

    During the Series' last fiscal year, the Series paid total management fees of $1,378,437. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was ___%.

PORTFOLIO MANAGEMENT
    Investment and trading decisions for the Series are made by a team of equity professionals and a team of fixed income professionals.

IMPACT OF THE YEAR 2000 ISSUE ON THE SERIES OPERATIONS
    The Trustees have directed management to ensure that the systems used by service providers (PIC and its affiliates) in support of the Series' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, PIC has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. PIC management believes that the majority of these systems are already Year 2000 compliant. PIC believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of PIC or its affiliates or the Series if such modifications and conversions are not completed timely.

    PIC will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the Series and is not expected to have a material impact on the operating results of PIC.


FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the Series' financial performance for the past 5 years (or, if shorter, the period of the Series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLC, whose report, along with the Fund's financial statements, are included in (the SAI or annual report), which is available upon request.

                                                                                   YEAR ENDED DECEMBER 31,
                                                                                   -----------------------
                                                                1998          1997          1996          1995          1994
                                                                ----          ----          -----         ----          ----
Net asset value, beginning of period......................  $    12.26    $    12.06    $    12.30    $    10.53    $    11.31
Income from investment operations
  Net investment income...................................       0.33          0.38          0.36          0.40(2)       0.38(1,2)
  Net realized and unrealized gain (loss).................       1.94          1.73          0.89          2.02         (0.70)
                                                                 ----          ----          ----          ----         ------
    Total from investment operations......................       2.27          2.11          1.25          2.42         (0.32)
                                                                 ----          ----          ----          ----         ------
Less distributions:
  Dividends from net investment income....................      (0.32)        (0.40)        (0.35)        (0.40)        (0.36)
  Dividends from net realized gains.......................      (0.47)        (1.51)        (1.14)        (0.25)        (0.10)
                                                                ------        ------        ------        ------        ------
    Total distributions...................................      (0.79)        (1.91)        (1.49)        (0.65)        (0.46)
                                                                ------        ------        ------        ------        ------
Change in net asset value.................................       1.48          0.20         (0.24)         1.77         (0.78)
                                                                 ----          ----         ------         ----         ------
Net asset value, end of period............................  $    13.74    $    12.26    $    12.06    $    12.30    $    10.53
                                                            ==========    ==========    ==========    ==========    ==========
Total Return .............................................      19.01%        17.93%        10.56%        23.28%        (2.80%)
Ratios/supplemental data:
  Net assets, end of period (thousands)...................   $280,056      $231,180      $204,285      $193,302      $161,105
Ratio to average net assets of:
  Operating expenses......................................       0.68%         0.71%         0.68%         0.65%(3)      0.69%
  Net investment income...................................       2.58%         2.92%         2.93%         3.44%         3.44%
Portfolio turnover rate...................................        110%          181%          229%          223%          171%

(1) Includes reimbursement of operating expenses by investment adviser of $0.001 per share.

(2) Computed using average shares outstanding.

(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

PHOENIX-GOODWIN GROWTH & INCOME SERIES
--------------------------------------------------------------------------------

INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Goodwin Growth & Income Series has an investment objective of seeking dividend growth, current income and capital appreciation. There is no guarantee that the Series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The Series will invest in equity securities, primarily common stocks.
          Under normal circumstances the Series will invest at least 65% of its total assets in equity securities.

[diamond] Equity securities include common stock, preferred stock, securities that can be converted into common stock or preferred stock ("convertible securities"), and warrants to purchase common stock or preferred stock.

[diamond] The Series' adviser uses a quantitative value strategy to pursue the Series' investment objective. The strategy concentrates on the 1,500 largest companies traded in the United States. This strategy seeks securities of companies that are undervalued relative to the market in general and that have improving fundamentals.

[diamond] The Series will invest only in the four highest rating categories of convertible securities. These are commonly called "investment grade."

[diamond] The Series may engage in "securities lending" to increase its investment returns.

[diamond] The Series may invest up to 20% of its assets in securities of foreign
          (non-U.S.) issuers. Under normal circumstances, however, the Series will not invest more than 10% of its assets in foreign securities.

PRINCIPAL RISKS
    If you invest in this Series you risk that you may lose your investment.

    The Series seeks to outperform the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") in total return and dividend yield. The S&P 500 total return can be negative. When this happens, the Series may outperform the S&P 500 but still have a negative return. In that case the value of your shares would likely decline rather than increase. The adviser also may fail in its objective to outperform the S&P 500. Most of the Series' investments will be in common stocks and other equity investments. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected. As a result, the value of your shares may decrease. Increases in interest rates affecting the global economy, particular industries or specific companies can cause fixed income investments that the Series may own to decline in value. This, too, can cause your share value to decrease.

    The adviser intends to invest nearly all of the Series' assets in common stocks and other securities, rather than holding significant amounts of cash and short term investments. This can increase the Series' net asset value more quickly if those investments increase in value. It can cause the Series' net asset value to decrease more quickly if those investments decrease in value.

    This Series also may invest in small companies as well as larger companies. Smaller companies, regardless of their location, may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    This Series may lend portfolio securities to financial institutions to increase investment return. If the borrower is unwilling or unable to return the borrowed securities when due the Series can suffer losses.

    This Series may invest in companies in foreign countries. Political and economic uncertainty as well as relatively less public information about investments may negatively impact the Series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

PERFORMANCE TABLES
   The Phoenix-Goodwin Growth & Income Series has not had annual returns for one full calendar year. The table below shows how the Series' total return for the life of the Series compares to that of a broad-based securities market index. The Series' past performance is not necessarily an indication of how the Series will perform in the future.

-----------------------------------------------------------------
  TOTAL RETURN                                       LIFE OF
  (FOR THE PERIOD ENDING 12/31/98)(1)              THE SERIES(2)
-----------------------------------------------------------------
  Phoenix-Seneca Growth and Income Series            20.45%
-----------------------------------------------------------------
  S&P 500 Index(3)                                   18.95%
-----------------------------------------------------------------

(1) The Series' total return in the table above does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.

(2) Since March 2, 1998.

(3) The S&P 500 Index is an unmanaged commonly used measure of stock market total return performance. The Index is not available for direct investment.

SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the Series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge Imposed on Purchases                      None
Sales Charge Imposed on Reinvested Dividends           None
Deferred Sales Charge None Redemption Fee              None
Exchange Fee                                           None
ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)
Management Fees                                        .70%
Distribution and Service (12b-1) Fees                  None
Other Expenses                                         .40%
                                               ------------
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)            1.10%
                                                      =====

(1) The Series' investment advisor has agreed to reimburse through December 31, 1999 the Phoenix Growth & Income Series' expenses other than Management Fees and Distribution and Service Fees to the extent that such expenses exceed 0.15% of the average net assets of the Series. After such reimbursement the Series' actual total annual operating expenses were .85% for the year ending December 31, 1998.

EXAMPLE
    This example is intended to help you compare the cost of investing in the Series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------
                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------
  Phoenix-Goodwin
  Growth & Income Series      $657    $1,038  $1,443    $2,571
----------------------------------------------------------------

    Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the Series' investment adviser. Refer to the section "Management of the Series" for information about expense reimbursement.

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Series has an investment objective of seeking dividend growth, current income and capital appreciation. There is no guarantee that the Series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
    The Series invests in a diversified portfolio of securities of primarily domestic (U.S.) companies. The Series is designed to invest in equity securities. Under normal circumstances,

[diamond] the Series intends to invest solely in equity securities and will invest at least 65% of its total assets in equity securities,

[diamond] the Series will invest primarily in common stocks, and

[diamond] the Series intends to be "fully invested" and will attempt to limit its holdings of cash and short-term investments to not more than 2% of its assets.

    The adviser uses a quantitative value strategy to pursue its investment objective. Quantitative value involves selecting securities primarily from the equity securities of the 1,500 largest companies traded in the United States, based on market capitalization. The adviser seeks a desired balance of risk and return potential, including a targeted yield exceeding the yield of the S&P 500. This strategy seeks securities of companies that are undervalued relative to the market in general and that have improving fundamentals. While the adviser's strategy tends to concentrate its investment selections in larger issuers, the Series may invest in securities of issuers of any size.

    The Series also may invest in other equity securities, including preferred stocks, preferred stocks convertible into common stocks, fixed income securities convertible into common stocks, warrants and rights to purchase common stock. Convertible securities have several unique investment characteristics, such as:

[diamond] higher yields than common stocks but lower yields than comparable nonconvertible securities;

[diamond] typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

[diamond] the potential for capital appreciation if the market price of the underlying common stock increases.

    The Series will invest only in the four highest rating categories of convertible securities, commonly called "investment grade" securities. If the Series purchases an investment grade security that loses its investment grade rating the Series is not required to sell the security. Ratings are established by nationally recognized statistical rating agencies. Please see the Statement of Additional Information for a detailed list of rating categories.

    The Series may lend portfolio securities to broker-dealers and other financial institutions to increase its investment returns. The total amount of such lending can be as much as one-third of the Series' total assets. When the Series lends securities in this fashion, the borrower returns the securities at a pre-arranged time and pays some form of premium or other fee for the transaction. The Series receives all dividends and other distributions made with respect to the loaned securities. All securities loans are secured by other marketable securities.

    The Series may invest up to 20% of its total assets in securities of foreign (non-U.S.) issuers. However, under normal circumstances the Series will not invest more than 10% of its total assets in securities of foreign issuers.

    Temporary Defensive Strategy. If the adviser or subadviser believes that market conditions are not favorable to the Series' principal strategies, the Series may invest without limit in U.S. government securities and in money market instruments. When this happens, the Series may not achieve its investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.


RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The Series' focus is dividend growth, current income and capital appreciation. The adviser intends to invest Series assets so that the Series' total return and dividend yield exceed average total return and dividend yield for companies included in the S&P 500. In this sense the Series seeks to outperform the S&P 500. The S&P 500 can have negative returns, however. When that happens, the Series may outperform the S&P 500 but still have negative returns. The value of the Series' investments, as well as the value of stocks included in the S&P 500, can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the Series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the Series invests, Series' share values may decline. Share values also can decline, or can fail to perform as well as stocks included in the S&P 500 if the specific companies the adviser selects for the Series fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    The adviser intends to keep cash and short-term investments below 2% of the Series' assets under normal circumstances. By keeping the Series' assets "fully invested" the adviser intends to maximize the Series' opportunity to increase its net asset value. However, being "fully invested" in common stocks and other securities the Series' net asset value will decrease if the value of those investments decreases.

    In addition to these general risks of investing in the Series, there are several specific risks of investing in the Series that you should note.

SMALL MARKET CAPITALIZATION INVESTING
    The Series may invest in some smaller companies. Companies with small capitalization are often companies with limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

SECURITIES LENDING
    When the Series lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the Series must rely on the collateral to recover the value of its securities. In these circumstances the Series will suffer losses.

FOREIGN INVESTING

    The Series may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond] differences in accounting, auditing and financial reporting standards,

[diamond] generally higher commission rates on foreign portfolio transactions,

[diamond] differences and inefficiencies in transaction settlement systems,

[diamond] the possibility of expropriation or confiscatory taxation,

[diamond] adverse changes in investment or exchange control regulations,

[diamond] political instability, and

[diamond] potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as less public information about investments may negatively impact the Series' portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the Series.

    Many of the foreign securities held by the Series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
    Portions of the Series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms.

    Effective January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the Series to certain risks, including the reliability and timely reporting of pricing information of the Series' portfolio holdings. In addition, one of more of the following may adversely affect specific securities in the Series' portfolio:

[diamond] known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond] competitive implications of increased price transparency of European
          Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond] issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including cost of dual currency operations through January 1, 2002);

[diamond] currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

[diamond] potential tax consequences.

    The adviser does not expect to invest in any securities that may be adversely effected by the conversion to the Euro.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES INVESTMENTS
    The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the Series does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the Series.

MANAGEMENT OF THE SERIES

THE ADVISER

    Phoenix Investment Counsel, Inc. ("PIC" or "Adviser") is the investment adviser to the Series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of September 30, 1998, PIC had $23.9 billion in assets under management. PIC has acted as an investment adviser for over sixty years.

    Subject to the direction of the fund's Board of Trustees, PIC is responsible for managing the Series' investment program and the day-to-day management of the Series' portfolio. PIC manages the Series' assets to conform with the investment policies as described in this prospectus. The fund pays PIC a monthly investment management fee that is accrued daily against the value of the Series' net assets at the following rates.

-----------------------------------------------------------------
                       FIRST           NEXT           OVER
                   $250,000,000    $250,000,000   $500,000,000
-----------------------------------------------------------------
  Management           0.70%          0.65%           0.60%
  Fee
-----------------------------------------------------------------

    The adviser has voluntarily agreed until December 31, 1999, to reimburse the Series for the amount, if any, by which the Series' operating expenses other than the management fee for any fiscal years exceed 0.15% of the average net assets of the Series.

    During the Series' last fiscal year, the fund paid total management fees of $109,232. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was ___%.

PORTFOLIO MANAGEMENT
    Steven L. Colton serves as portfolio manager and as such is primarily responsible for the day-to-day operation of the fund. Mr. Colton joined Phoenix Investment Counsel, Inc. in June 1997. Previously, Mr. Colton was Portfolio Manager for the American Century Income & Growth Fund ("ACIGF") from its inception on December 17, 1990 through May 30, 1997. Dong Zhang serves as a member of the team that manages Phoenix Growth & Income Fund. Mr. Zhang also was a member of the portfolio management team for ACIGF from June 1996 through June 4, 1997.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES OPERATIONS

    The Trustees have directed management to ensure that the systems used by service providers (PIC, Duff & Phelps and their affiliates) in support of the Series' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, PIC has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. PIC management believes that the majority of these systems are already Year 2000 compliant. PIC believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of PIC or its affiliates or the fund if such modifications and conversions are not completed timely.

    PIC will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the Series and is not expected to have a material impact on the operating results of PIC.


FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the Series' financial performance for the past 5 years (or, if shorter, the period of the Series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLC, whose report, along with the Fund's financial statements, are included in (the SAI or annual report), which is available upon request.

                                                                                                                         FROM
                                                                                                                      INCEPTION
                                                                                                                      3/2/98 TO
                                                                                                                       12/31/98
                                                                                                                       --------
Net asset value, beginning of period.............................................................................    $   10.00
Income from investment operations
  Net investment income..........................................................................................         0.05(3)
  Net realized and unrealized gain (loss)........................................................................         1.99
                                                                                                                          ----
    Total from investment operations.............................................................................         2.04
                                                                                                                          ----
Less distributions:
  Dividends from net investment income...........................................................................        (0.05)
  Dividends from net realized gains..............................................................................          --
                                                                                                                         ------
    Total distributions..........................................................................................        (0.05)
                                                                                                                         ------
Change in net asset value........................................................................................         1.99
                                                                                                                          ----
Net asset value, end of period...................................................................................    $   11.99
                                                                                                                     =========
Total Return.....................................................................................................        20.45%(2)
Ratios/supplemental data:
  Net assets, end of period (thousands)..........................................................................     $ 41,860
Ratio to average net assets of:
  Operating expenses.............................................................................................         0.85%(1)
  Net investment income..........................................................................................         1.02%(1)
Portfolio turnover rate..........................................................................................          81%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.05 per share.

PHOENIX-GOODWIN GROWTH SERIES
-------------------------------------------------------------------------------

INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Growth Growth Series has an investment objective of intermediate and long-term capital appreciation, with income as a secondary consideration. There is no guarantee that the Series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] Under normal circumstances, the Series will invest at least 65% of its total assets in common stocks. The adviser invests in common stocks of companies it believes have the potential to appreciate.

[diamond] The Series may invest any amount of its assets in any class or type of security believed by the adviser to offer the potential for capital appreciation over the intermediate and long term, including preferred stocks and investment grade bonds. The Series also may invest up to 20% of its assets in convertible preferred stocks and convertible debentures. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments.

[diamond] Diversification among market sectors will be a factor in selecting securities for the Series. However, the adviser will put greater emphasis on selecting securities it believes have good potential for appreciation rather than upon wide diversification.

[diamond] The Series may invest 25% of its total assets in foreign securities, including emerging market securities.

[diamond] The Series may invest in small companies as well as large companies.

PRINCIPAL RISKS
    If you invest in this Series, you risk that you may lose your investment.

    The Series will seek to increase the value of your shares by investing in securities the adviser expects to increase in value. Most of the Series' investments will be in common stocks. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected. As a result, the value of your shares may decrease.

    The Series may invest in small companies as well as large companies. Smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    The Series may invest in companies in foreign countries, including some "emerging market" countries (countries with markets that are not fully developed). Political and economic uncertainty as well as less public information about investments may negatively impact the Series' portfolio. No investments may be made in currencies other than U.S. dollars. Foreign markets may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and their companies in developed nations. They also may have more obstacles to financial success.

PERFORMANCE TABLES
    The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Growth Series. The bar chart shows changes in the Series' total return performance from year to year over a 10-year period.(1) The table below shows how the Series' average annual returns for one, five and ten years and for the life of the Series compare to those of a broad-based securities market index. The Series' past performance is not necessarily an indication of how the Series will perform in the future.

PHOENIX-GOODWIN GROWTH SERIES
[graphic omitted]

 Calendar Year            Annual Return(%)
     1989                      36.06
     1990                       3.98
     1991                      43.83
     1992                      10.29
     1993                      19.69
     1994                       1.48
     1995                      30.85
     1996                      12.58
     1997                      21.07
     1998                      30.01


(1) The Series' average annual returns in the chart above do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was __% (quarter ending ____________) and the lowest return for a quarter was (__)% (quarter ending ________________).


-------------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS
  (FOR THE PERIOD          ONE       FIVE       TEN      LIFE OF
  ENDING 12/31/98)         YEAR      YEARS     YEARS    THE FUND(1)
-------------------------------------------------------------------
  Phoenix-Goodwin
  Growth Series           30.01%    18.67%     20.25%     ___%
-------------------------------------------------------------------
  S&P 500 Stock Index(2)  28.76%    24.15%     19.22%     ___%
-------------------------------------------------------------------

(1) Since January 1, 1983.

(2) The S&P 500 Index is an unmanaged, commonly used measure of total return stock market performance. The index is not available for direct investment.

SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the Series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge Imposed on Purchases                         None
Sales Charge Imposed on Reinvested Dividends              None
Deferred Sales Charge                                     None
Redemption Fee                                            None
Exchange Fee                                              None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)
Management Fees                                           .63%
Distribution and Service (12b-1) Fees                     None
Other Expenses1                                           .11%
                                                  ------------
TOTAL ANNUAL SERIES' OPERATING EXPENSES                   .74%
                                                          ====
----------
(1)The Phoenix-Goodwin Growth Series investment adviser has agreed to reimburse through the Growth Series' expenses other than Management Fees to the extent such expenses exceed 15% of its total average net assets.

EXAMPLE
    This example is intended to help you compare the cost of investing in the Series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------
                       1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
  Phoenix-Goodwin
  Growth Series          $8        $24       $41       $92
---------------------------------------------------------------

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Goodwin Growth Series has an investment objective of intermediate and long-term capital appreciation, with income as a secondary consideration. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
    The Series invests primarily in a portfolio of common stocks. Under normal circumstances the Series intends to invest at least 65% of its total assets in common stocks.

    The adviser selects common stocks of companies that it believes have the potential to appreciate over both the intermediate and long terms. However, since common stocks do not always afford the greatest promise for capital appreciation, the Series may invest any amount of its assets in any class or type of security believed by the adviser to offer the potential for capital appreciation over both the intermediate and long terms. Distribution of income, such as dividends and interest, is incidental in the selection of investments for the Series. The adviser will monitor portfolio securities to determine whether they are contributing to the investment objective. Diversification among market sectors will also be a factor in selecting securities for the Series. However, the adviser will put greater emphasis on selecting securities which have good potential for appreciation rather than upon wide diversification.

    The Series also may invest up to 20% of its assets in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. Convertible securities have several unique investment characteristics, such as:

[diamond] higher yields than common stocks but lower yields than comparable nonconvertible securities;

[diamond] typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

[diamond] the potential for capital appreciation if the market price of the underlying common stock increases.

    The Series may invest up to 25% of its net assets in securities of foreign (non-U.S.) issuers. The Series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging market countries.

    Temporary Defensive Strategy. If the adviser believes that market conditions are not favorable to the Series' principal strategies, the Series may invest in fixed income securities with or without warrants or conversion features and it may hold on to its cash or invest without limit in cash equivalents. When this happens, the Series may not achieve its investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the Series.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The Series' focus is intermediate to long-term capital appreciation. The adviser intends to invest the Series' assets so that your shares increase in value. However, the value of the Series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you redeem shares the value of the Series' investments decreases, you will lose money. The value of the Series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the Series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the Series invests, Series share values may decline. Share values also can decline if the specific companies selected for investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In addition to these general risks of investing in the Series, there are several specific risks of investing in the Series that you should note.

SMALL MARKET CAPITALIZATION INVESTING
    The Series may invest in some smaller companies. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

FOREIGN INVESTING
    The Series may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond]    differences in accounting, auditing and financial reporting standards

[diamond]    generally higher commission rates on foreign portfolio transactions

[diamond]    differences and inefficiencies in transaction settlement systems

[diamond]    the possibility of expropriation or confiscatory taxation

[diamond]    adverse changes in investment or exchange control regulations

[diamond]    political instability

[diamond]    potential restrictions on the flow of international capital

    Political and economic uncertainty as well as less public information about investments may negatively impact the Series' portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the Series.

    Many of the foreign securities held by the Series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

EMERGING MARKET INVESTING
    The Series may invest in companies located in emerging market countries and regions. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

    The economies of developing countries generally are heavily dependent upon international trade. And accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in the countries with which they trade.

IMPACT OF THE YEAR 2000 ISSUE ON THE SERIES INVESTMENTS
    The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the Year 2000. If a company whose securities are held by the Series does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the Series.

MANAGEMENT OF THE SERIES

THE ADVISER
    Phoenix Investment Counsel, Inc. ("PIC" or "Adviser") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, PIC had $23.9 billion in assets under management. PIC has acted as an investment adviser for over sixty years.

    Subject to the direction of the fund's Board of Trustees, PIC is responsible for managing the Series' investment program and the day-to-day management of the Series' portfolio. PIC manages the fund's assets to conform with the investment policies as described in this prospectus. The Series pays PIC a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

-----------------------------------------------------------------
                       FIRST           NEXT           OVER
                   $250,000,000    $250,000,000   $500,000,000
-----------------------------------------------------------------
  Management           .70%            .65%           .60%
  Fee
-----------------------------------------------------------------

    During the Series' last fiscal year, the Series paid total management fees of $10,143,250. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was ___%.

PORTFOLIO MANAGEMENT
    Investment and trading decisions for the Series are made by a team of equity investment professionals.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES OPERATIONS
    The Trustees have directed management to ensure that the systems used by service providers (PIC and its affiliates) in support of the Series' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, PIC has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. PIC management believes that the majority of these systems are already Year 2000 compliant. PIC believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of PIC or its affiliates or the fund if such modifications and conversions are not completed timely.

    PIC will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of PIC.


FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the Series' financial performance for the past 5 years (or, if shorter, the period of the Series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLC, whose report, along with the Fund's financial statements, are included in (the SAI or annual report), which is available upon request.

                                                                                YEAR ENDED DECEMBER 31,
                                                                                -----------------------
                                                              1998          1997          1996          1995          1994
                                                              ----          ----          ----          ----          ----
Net asset value, beginning of period...................    $  19.16      $  18.89       $  18.13      $  15.69     $  16.59
Income from investment operations
  Net investment income................................        0.03          0.13           0.19          0.20         0.23(1, 3)
  Net realized and unrealized gain.....................        5.65          3.70           2.10          4.60         0.02
                                                               ----          ----           ----          ----         ----
    Total from investment operations...................        5.68          3.83           2.29          4.80         0.25
                                                               ----          ----           ----          ----         ----
Less distributions:
  Dividends from net investment income.................       (0.03)        (0.13)         (0.18)        (0.17)       (0.23)
  Dividends from net realized gains....................       (0.88)        (3.43)         (1.35)        (2.19)       (0.92)
                                                              ------        ------         ------        ------       ------
   Total distributions.................................       (0.91)        (3.56)         (1.53)        (2.36)       (1.15)
                                                              ------        ------         ------        ------       ------
Change in net asset value..............................        4.77          0.27           0.76          2.44        (0.90)
                                                               ----          ----           ----          ----        ------
Net asset value, end of period.........................    $  23.93      $  19.16       $  18.89      $  18.13     $  15.69
                                                           ========      ========       ========      ========     ========
Total Return...........................................       30.01%        21.07%         12.58%        30.85%        1.48%
Ratios/supplemental data:
  Net assets, end of period (thousands)................  $1,876,296    $1,505,568    $1,235,395      $985,389      $616,221
Ratio to average net assets of:
  Operating expenses...................................        0.69%         0.74%          0.72%         0.75%(2)     0.80%
  Net investment income................................        0.15%         0.64%          1.03%         1.12%        1.38%
Portfolio turnover rate................................         102%          284%           167%          173%         185%

(1) Includes reimbursement of operating expenses by investment adviser of $.003 per share.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(3) Computed using average shares outstanding.

PHOENIX-GOODWIN MONEY MARKET SERIES
--------------------------------------------------------------------------------

INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Goodwin Money Market Series has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. There is no guarantee that the Series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The Series seeks to maintain a stable $1.00 per share price.

[diamond] The Series will invest in a diversified portfolio of high quality money market instruments with maturities of 397 days or less. The average maturity of the Series' portfolio securities, based on their dollar value, will not exceed 90 days.

[diamond] The Series will invest exclusively in the following instruments:

          o Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities
          o Obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks
          o Dollar-denominated obligations guaranteed by banks or savings and loan associations
          o Federally insured obligations of other banks or savings and loan associations
          o Commercial paper
          o Short-term corporate obligations
          o Repurchase agreements

[diamond] At least 95% of the Series' total assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the two highest short-term rating categories.

[diamond] The Series may invest more than 25% of its assets in the domestic banking industry.

[diamond] The Series may forego purchasing securities with the highest available yield due to considerations of liquidity and safety of principal.

[diamond] The adviser will buy, sell and trade securities in anticipation of, or in response to, changing economic and money market conditions and trends. This, and the short-term nature of money market instruments, may result in a high portfolio turnover rate.

PRINCIPAL RISKS
    An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

    The Series' focus is to optimize current income. The adviser intends to select investments that provide higher returns relative to overall money market investment returns while preserving capital and maintaining liquidity. If the adviser misjudges the return potential or the ability of the issuer to make scheduled income and principal payments, the Series' returns may be lower than prevailing returns and the Series' income available for distribution may be less. Neither the Series nor the adviser can assure you that a particular level of income will be consistently achieved.

    The adviser intends to select investments that optimize the Series' yield while preserving capital and maintaining liquidity. Because market conditions and interest rates determine portfolio security yields, neither the Series nor the adviser can assure you that the Series' yield will remain constant or that a particular level of income will be achieved.

    A security's short-term investment rating may decline, increasing the chances the issuer may not be able to make principal and interest payments on time. This may reduce the Series' stream of income and decrease the Series' yield.

    Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, or guaranteed or insured by banks only guarantee or insure principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of the Series' shares will increase.

    The Series may invest in repurchase agreements. If the seller of the repurchase agreement does not repurchase the underlying securities, the Series may incur a loss.

PERFORMANCE TABLES
    The bar chart and table below provide some indication of the risks of investing in the Money Market Series. The bar chart shows changes in the Series' performance from year to year over a 10-year period.1

PHOENIX-GOODWIN MONEY MARKET SERIES
[graphic omitted]

  Calendar Year          Annual Return(%)
     1989                      8.80
     1990                      7.90
     1991                      5.80
     1992                      3.50
     1993                      2.80
     1994                      3.77
     1995                      5.55
     1996                      4.98
     1997                      4.99
     1998                      5.09

(1) The Series' average annual returns in the chart above do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was ____% (quarter ending ____________) and the lowest return for a quarter was ____% (quarter ending ____________).

    The Series' 7-day yield on December 31, 1998 was 4.05%.

-------------------------------------------------------------
  AVERAGE ANNUAL TOTAL
  RETURNS
  (FOR THE PERIOD               ONE       FIVE       TEN
  ENDING 12/31/98)(1)           YEAR      YEARS     YEARS
-------------------------------------------------------------
  Phoenix-Goodwin
  Money Market Series
-------------------------------------------------------------

SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the Series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge Imposed on Purchases                         None
Sales Charge Imposed on Reinvested Dividends              None
Deferred Sales Charge                                     None
Redemption Fee                                            None
Exchange Fee                                              None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)
Management Fees                                           .40%
Distribution and Service (12b-1) Fees                     None
Other Expenses1                                           .15%
                                                  ------------
TOTAL ANNUAL SERIES' OPERATING EXPENSES                   .55%
                                                          ====

EXAMPLE
    This example is intended to help you compare the cost of investing in the Series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------------------------------------------------
                             ONE     THREE    FIVE       TEN
                            YEAR     YEARS    YEARS     YEARS
----------------------------------------------------------------
  Phoenix-Goodwin Money      $6       $18      $31       $69
  Market Series
----------------------------------------------------------------

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Goodwin Money Market Series has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. There is no guarantee that the Series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
    The adviser will seek a high level of return relative to the market by selecting securities for the Series' portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends. The adviser may not purchase securities with the highest available yield if the adviser believes that such an investment is inconsistent with the Series objectives of preservation of capital and maintenance of liquidity.

    The Series will invest in a diversified portfolio of high quality money market instruments with maturities of 397 days or less. The average maturity of the Series' portfolio securities, based on their dollar value, will not exceed 90 days.

    The following money market instruments are the only investments the Series will have in its portfolio at any time:

[diamond] Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, including U.S. Treasury obligations, securities issued by

          o the Government National Mortgage Association (GNMA),
          o the Federal Home Loan Mortgage Corporation (FHLMC),
          o the Federal National Mortgage Association (FNMA),
          o Student Loan Marketing Association (SLMA),
          o and other federal agencies;

[diamond] Obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks, including certificates of deposits and bankers acceptances;

[diamond] Dollar-denominated obligations guaranteed by banks or savings and loan associations

[diamond] Federally insured obligations of other banks or savings and loan associations

[diamond] Commercial paper

[diamond] Short-term corporate obligations

[diamond] Repurchase agreements

          o A repurchase agreement is a transaction where the Series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price.
          o The adviser will enter into repurchase agreements only with those sellers that it deems creditworthy.

    Investments in the Series generally will be limited to securities in the two highest short-term rating categories with at least 95% of the Series' total assets invested in securities in the highest rating category. Securities in the highest rating category carry the smallest degree of investment risk.

    The Series may invest more than 25% of its assets in the domestic banking industry.

    The short-term nature of money market instruments and the Series' strategies may result in a higher turnover rate as compared to other types of funds.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The Series' focus is to optimize current income. The adviser intends to select investments that provide higher returns relative to overall money market investment returns while preserving capital and maintaining liquidity. If the adviser misjudges the return potential of the Series' investments, the Series' returns may be lower than prevailing returns, and the Series' income available for distribution to shareholders may be less. Similarly, if the adviser misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the Series, the Series' income available for distribution to shareholders may decrease. Neither the Series nor the adviser can assure you that a particular level of income will be consistently achieved.

    The adviser intends to select investments that optimize the Series' yield while preserving capital and maintaining liquidity. Because market conditions and interest rates determine portfolio security yields, neither the Series nor the adviser can assure you that the Series' yield will remain constant or that a particular level of income will be achieved.

    In addition to these general risks of investing in the Series, there are several specific risks of investing in the Series that you should note.

INVESTMENTS NOT GUARANTEED
    Unlike cash held in a bank, investments in the Series are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

NET ASSET VALUE LESS THAN $1.00
    If the net asset value drops below $1.00 per share, you could lose money.

CREDIT RATING DECREASE
    A security's short-term investment rating may decline, increasing the chances the issuer may not be able to make principal and interest payments on time. This may reduce the Series' stream of income and decrease the Series' yield.

REPURCHASE AGREEMENTS
    If a seller of a repurchase agreement defaults and does not repurchase the underlying securities, the Series may incur a loss if the value of the underlying securities declines. Disposition costs may be incurred in connection with liquidating the underlying securities. If the seller enters into bankruptcy, the Series may never receive the purchase price or it may be delayed or limited.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES INVESTMENTS
    The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the Series does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the Series.

MANAGEMENT OF THE SERIES

THE ADVISER
    Phoenix Investment Counsel, Inc. ("PIC" or "Adviser") is the investment adviser to the Series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, PIC had $23.9 billion in assets under management. PIC has acted as an investment adviser for over sixty years.

    Subject to the direction of the fund's Board of Trustees, PIC is responsible for managing the Series' investment program and the day-to-day management of the Series' portfolio. PIC manages the Series' assets to conform with the investment policies as described in this prospectus. The Series pays Phoenix a monthly investment management fee that is accrued daily against the value of the Series' net assets at the following rates.

-----------------------------------------------------------------
                       FIRST           NEXT           OVER
                   $250,000,000    $250,000,000   $500,000,000
-----------------------------------------------------------------
  Management Fee       .40%            .35%           .30%
-----------------------------------------------------------------

    During the Series' last fiscal year, the Series paid total management fees of $564,665. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was ____%.

PORTFOLIO MANAGEMENT
    Julie Sapia is the portfolio manager of the Series and as such is primarily responsible for the day-to-day management of its investments. Ms. Sapia has served as Director, Money Market Trading of PIC since 1997 and from 1991 until 1997, served in various money market investment management positions of increasing responsibility with PIC and Phoenix Home Life Mutual Insurance Company. She also is Vice President of The Phoenix Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds and Phoenix-Aberdeen Series Fund and serves as portfolio manager for certain series of each of those funds.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES OPERATIONS
    The Trustees have directed management to ensure that the systems used by service providers (PIC and its affiliates) in support of the Series' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, PIC has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. PIC management believes that the majority of these systems are already Year 2000 compliant. PIC believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of PIC or its affiliates or the Series if such modifications and conversions are not completed timely.

    PIC will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the Series and is not expected to have a material impact on the operating results of PIC.

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the Series' financial performance for the past 5 years (or, if shorter, the period of the Series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLC, whose report, along with the Fund's financial statements, are included in (the SAI or annual report), which is available upon request.

                                                                                     YEAR ENDED DECEMBER 31,
                                                                                     -----------------------
                                                                    1998         1997          1996          1995          1994
                                                                    ----         ----          ----          ----          ----
Net asset value, beginning of period........................   $   10.00     $   10.00      $   10.00     $   10.00    $   10.00
Income from investment operations
  Net investment income.....................................        0.50          0.50           0.50          0.56         0.38(1)
                                                                    ----          ----           ----          ----         -----
   Total from investment operations.........................        0.50          0.50           0.50          0.56         0.38
                                                                    ----          ----           ----          ----         ----
Less distributions:
  Dividends from net investment income......................       (0.50)        (0.50)         (0.50)        (0.56)       (0.38)
                                                                   ------        ------         ------        ------       ------
   Total distributions......................................       (0.50)        (0.50)         (0.50)        (0.56)       (0.38)
                                                                   ------        ------         ------        ------       ------
Net asset value, end of period..............................   $   10.00     $   10.00      $   10.00     $   10.00    $   10.00
                                                               =========     =========      =========     =========    =========
Total Return................................................        5.09%         4.99%          4.98%         5.55%        3.77%
Ratios/supplemental data:
  Net assets, end of period (thousands).....................     $196,811      $126,607      $131,361      $102,943      $ 94,586
Ratio to average net assets of:
  Operating expenses........................................        0.55%         0.55%          0.55%         0.53%(2)     0.55%
  Net investment income.....................................        4.99%         5.07%          4.89%         5.57%        3.85%

(1) Includes reimbursement of operating expenses by investment adviser of $0.003 per share.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

PHOENIX-GOODWIN MULTI-SECTOR
FIXED INCOME SERIES
-------------------------------------------------------------------------------

INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Goodwin Multi-Sector Fixed Income Series has an investment objective of seeking long-term total return by investing in a diversified portfolio mixture of high yield (high risk) and high quality fixed income securities. There is no guarantee that the Series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] Under normal circumstances, the Series will invest at least 65% of its total assets in various sectors of the fixed income securities market.

[diamond] Fixed income securities include: high yield (high risk) fixed income securities (sometimes referred to as "junk bonds"), high quality fixed income securities, preferred stock, convertible securities, debt obligations, foreign debt obligations, certificates of deposit, commercial paper, bankers' acceptances, and government obligations issued or guaranteed by federal, state or municipal governments or their agencies or instrumentalities.

[diamond] The Series may invest up to 35% of its total assets in high yield
          (high risk) corporate fixed income securities.

[diamond] The Series may invest up to 50% of its total assets in foreign debt obligations.

[diamond] The Series may invest in common stock and other equity securities.

PRINCIPAL RISKS
    If you invest in this Series you may lose your investment.

    The Series seeks to select investments providing an opportunity to enhance the portfolio's overall total return and yield. Although the Series usually will be invested in all sectors of the fixed income securities market, it may invest any amount of its assets in any one sector (except for high yield (high risk) and foreign debt obligations) and may choose not to invest in a sector in order to achieve its investment objective. Conditions affecting the overall economy, specific industries or companies in which the Series invests and interest rate changes can be worse than expected. As a result, the value of your shares may decline. If the adviser misjudges the return potential of fixed income securities, or the ability of issuers to make scheduled principal and interest payments, the Series' return may be lower than prevailing returns.

    The Series may invest in high yield (high risk) fixed income securities (so called "junk bonds"). Junk bonds present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the Series would lose income and could expect a decline in the market value of the securities.

    The Series may invest fixed income securities of foreign governments and companies in foreign countries, including some "emerging market" countries (countries with markets that are not fully developed). Political and economic uncertainty as well as less public information about investments may negatively impact the Series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and their companies in developed nations. They also may have more obstacles to financial success.

    This Series may invest in mortgage-backed and other asset-backed securities. A portion of the cash flow from these securities may be from early payoff of some of the underlying loans. In the event of very high prepayments, the Series may be required to invest the proceeds at a lower interest rate, causing the Series to earn less than if the prepayments had not occurred.

PERFORMANCE TABLES
    The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Multi-Sector Fixed Income Series. The bar chart shows the changes in the Series' performance from year to year over a 10-year period.1 The table below shows how the Series' average annual returns for one, five and ten years and the life of the Series compare to those of a broad-based market index. The Series' past performance is not necessarily an indication of how the Series will perform in the future.

PHOENIX-GOODWIN MULTI-SECTOR SERIES
[graphic omitted]

Calendar Year           Annual Return(%)
     1989                       8.30
     1990                       5.14
     1991                      19.41
     1992                      10.03
     1993                      15.90
     1994                      -5.47
     1995                      23.54
     1996                      12.42
     1997                      10.93
     1998                      -4.02

(1) The Series' annual returns in the chart above do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was __% (quarter ending ____________) and the lowest return for a quarter was (__)% (quarter ending ________________).

-----------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS
  (FOR THE PERIOD        ONE       FIVE       TEN      LIFE OF
  ENDING 12/31/98)       YEAR      YEARS     YEARS    THE FUND(1)
-----------------------------------------------------------------
  Phoenix-Goodwin
  Multi-Sector Series  (4.02)%     6.93%     9.26%
-----------------------------------------------------------------
  Lehman Brothers
  Aggregate Bond
  Index (2)
-----------------------------------------------------------------
(1)  Since January 1, 1983.

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond performance. The index is not available for direct investment.

SERIES' EXPENSES
    This table illustrates all fees and expenses that you pay if you buy and hold shares of the Series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge Imposed on Purchases                         None
Sales Charge Imposed on Reinvested Dividends              None
Deferred Sales Charge                                     None
Redemption Fee                                            None
Exchange Fee                                              None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)
Management Fees                                           .50%
Distribution and Service (12b-1) Fees                     None
Other Operating Expenses(1)                               .16%
                                                 -------------
TOTAL ANNUAL SERIES' OPERATING EXPENSES                   .66%
                                                          ====
----------
(1) Phoenix Investment Counsel, Inc. (PIC) has agreed to reimburse the Series for the amount, if any, the Series' operating expenses, other than the management fee for any fiscal year exceeds .15% of the average net assets of the Series. After such reimbursement, the total annual operating expenses of the Series were .65% for the year ending December 31, 1998.

EXAMPLE
    This example is intended to help you compare the cost of investing in the Series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------
                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
  Phoenix-Goodwin
  Multi-Sector Fixed      $7       $21       $36       $81
  Income Series
---------------------------------------------------------------

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Goodwin Multi-Sector Fixed Income Series has an investment objective of seeking long-term total return by investing in a diversified portfolio mixture of high yield (high risk) and high quality fixed income securities.

PRINCIPAL INVESTMENT STRATEGIES
    The Series invests primarily in a portfolio of fixed income securities. Under normal circumstances the Series intends to invest at least 65% of its total assets in various sectors of the fixed income securities market.

    The adviser will invest in any of several sectors of the fixed income securities market: high yield (high risk) fixed income securities (sometimes referred to as "junk bonds"), high quality fixed income securities, preferred stock, convertible securities, U.S. and foreign debt obligations, certificates of deposit, commercial paper, bankers' acceptances, and government obligations issued or guaranteed by federal, state or municipal governments or their agencies or instrumentalities. The Series generally will be invested in each market sector, but the Series may invest any amount of its assets (except for the junk bond and foreign debt limits shown below) in any one sector and may choose not to invest in certain sectors, in order to achieve its investment objective.

Special limits on investing are:

[diamond] No more than 35% of total assets may be invested in high yield (high risk) securities

[diamond] No more that 50% of total asset may be invested in foreign debt obligations

    The Series also may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. Convertible securities have several unique investment characteristics, such as:

[diamond] higher yields than common stocks but lower yields than comparable nonconvertible securities

[diamond] typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts

[diamond] the potential for capital appreciation if the market price of the underlying common stock increases

    The Series may invest up to 50% of its net assets in debt obligations of foreign (non-U.S.) issuers. Issuers may be in established and emerging market countries.

    Temporary Defensive Strategy. If the adviser believes that market conditions are not favorable to the Series' principal strategies, the Series may invest in fixed income securities with or without warrants or conversion features and it may hold on to its cash or invest without limit in cash equivalents. When this happens, the Series may not achieve its investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The Series' focus is long-term total return. The adviser intends to invest Series assets so that your shares increase in value. However, the value of the Series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares, the value of the Series' investments decreases, you will lose money. The value of the Series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the Series' investments are affected by general economic declines, industry declines and interest rate changes that negatively affect the companies in which the Series invests, Series share values may decline. Share values also can decline if the specific companies selected for investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In addition to these general risks of investing in the Series, there are several specific risks of investing in the Series that you should note.

SMALL MARKET CAPITALIZATION INVESTING
    The Series may invest in the debt obligations of some smaller companies. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their ability to repay debt. Given the limited operating history and rapidly changing fundamental prospects, profits of smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats.

FOREIGN INVESTING
    The Series may invest in debt obligations of non-U.S. companies and governments. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond] differences in accounting, auditing and financial reporting standards,

[diamond] generally higher commission rates on foreign portfolio transactions,

[diamond] differences and inefficiencies in transaction settlement systems,

[diamond] the possibility of expropriation or confiscatory taxation,

[diamond] adverse changes in investment or exchange control regulations,

[diamond] political instability, and

[diamond] potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as less public information about investments may negatively impact the Series' portfolio.

    Foreign debt securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the Series.

    Many of the foreign securities held by the Series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
    Portions of the Series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S.

dollar. Exchange rates fluctuate over both the long and short terms.

    Effective January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the Series to certain risks, including the reliability and timely reporting of pricing information of the Series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the Series' portfolio:

[diamond] Known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond] Competitive implications of increased price transparency of European
          Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond] Issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

[diamond] Currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

[diamond] Potential tax consequences.

EMERGING MARKET INVESTING
    The Series may invest in debt obligations of companies located in emerging market countries and regions. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries.

    The economies of developing countries generally are heavily dependent upon international trade. And accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in the countries with which they trade.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES INVESTMENTS
    The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the series does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the Series.

MANAGEMENT OF THE SERIES

THE ADVISER
    Phoenix Investment Counsel, Inc. ("PIC" or "Adviser") is the investment adviser to the Series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, PIC had $23.9 billion in assets under management. PIC has acted as an investment adviser for over sixty years.

    Subject to the direction of the fund's Board of Trustees, PIC is responsible for managing the Series' investment program and the day-to-day management of the Series' portfolio. PIC manages the Series' assets to conform with the investment policies as described in this prospectus. The Series pays PIC a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

-----------------------------------------------------------------
                       FIRST           NEXT           OVER
                   $250,000,000    $250,000,000   $500,000,000
-----------------------------------------------------------------
  Management           0.50%          0.45%           0.40%
  Fee
-----------------------------------------------------------------

    During the Series' last fiscal year, the Series paid total management fees of $993,926. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was ___%.

PORTFOLIO MANAGEMENT
    Investment and trading decisions for the Series are made by a team of fixed income investment professionals.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES OPERATIONS
    The Trustees have directed management to ensure that the systems used by service providers (PIC and its affiliates) in support of the Series' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, PIC has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. PIC management believes that the majority of these systems are already Year 2000 compliant. PIC believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of PIC or its affiliates or the Series if such modifications and conversions are not completed timely.

    PIC will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the Series and is not expected to have a material impact on the operating results of PIC.


FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the Series' financial performance for the past 5 years (or, if shorter, the period of the Series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLC, whose report, along with the Fund's financial statements, are included in (the SAI or annual report), which is available upon request.

                                                                                 YEAR ENDED DECEMBER 31,
                                                                                 -----------------------
                                                             1998          1997           1996         1995          1994
                                                             ----          ----     --    ----         ----          ----
Net asset value, beginning of period..................     $  10.38      $  10.34      $  10.22       $  8.98      $  10.27
Income from investment operations
  Net investment income (loss)........................         0.77          0.75(1)       0.79(1)       0.83(1, 2)     0.72(1, 2)
  Net realized and unrealized gain (loss).............        (1.17)         0.34          0.43          1.22         (1.28)
                                                              ------         ----          ----          ----         ------
    Total from investment operations..................        (0.40)         1.09          1.22          2.05         (0.56)
                                                              ------         ----          ----          ----         ------
Less distributions
  Dividends from net investment income................        (0.74)        (0.77)        (0.78)        (0.81)        (0.73)
  Dividends from net realized gains...................        (0.06)        (0.28)        (0.32)         --            --
                                                              ------        ------        ------        ----          ----
   Total distributions................................        (0.80)        (1.05)        (1.10)        (0.81)        (0.73)
                                                              ------        ------        ------        ------        ------
Change in net asset value.............................        (1.20)        (0.04)         0.12          1.24         (1.29)
                                                              ------        ------         ----          ----         ------
Net asset value, end of period........................      $  9.18      $  10.38      $  10.34      $  10.22       $  8.98
                                                            =======      ========      ========      ========       =======
Total Return..........................................        (4.02)%       10.93%        12.42%        23.54%        (5.47%)
Ratios/supplemental data:
  Net assets, end of period (thousands)...............     $187,363      $191,627      $145,044      $109,046      $ 74,686
Ratio to average net assets of:
  Operating expenses..................................         0.64%         0.65%         0.65%         0.65%(3)      0.66%
  Net investment income...............................         7.61%         7.25%         7.80%         8.55%         7.62%
Portfolio turnover rate...............................          160%          151%          191%          147%          181%

(1) Includes reimbursement of operating expenses by investment adviser of $0.001, $0.002, $0.007 and $0.006 per share, respectively.

(2)  Computed using average shares outstanding.

(3) Total return information does not reflect expenses that apply to the separate accounts or related contracts; inclusion of these charges would reduce total return for all periods shown.

PHOENIX-GOODWIN STRATEGIC ALLOCATION SERIES
--------------------------------------------------------------------------------

INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVE
    The Phoenix-Goodwin Strategic Allocation Series has an investment objective of high total return over an extended period of time consistent with prudent investment risk. There is no guarantee that the Series will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The adviser will determine the allocation of investments among the three market segments:

          o stocks
          o bonds
          o money market

[diamond] The advisor will shift investment allocation among the three market segments.

[diamond] The advisor will use active trading as a means of managing the portfolio.

[diamond] Investment in the stock market segment will be made with the intent to achieve superior total rate of return over an extended period of time from both capital appreciation and current income.

[diamond] Investment in the bond segment will be made with the intent to achieve as high a total rate of return as an annual basis as is considered consistent with preservation of capital.

[diamond] Investment in the money market segment will be made with the intent to achieve high current income, preservation of capital and liquidity.

[diamond] The Series may invest up to 5% of its total assets in "junk bonds."

PRINCIPAL RISKS
    If you invest in this Series you may lose your investment.

    The Series will seek to increase the value of your shares by investing in securities the adviser expects to increase in value and/or to provide current income. Most of the Series investments will be in common stocks or debt instruments. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected. As a result, the value of your shares may decrease. Dividend, interest and other distributions also can decrease or be eliminated entirely.

    The Series also may invest in small companies as well as larger companies. Smaller companies, regardless of their location, may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    The Series may invest in companies in foreign countries. Political and economic uncertainty as well as relatively less public information about investments may negatively impact the Series' portfolio. Foreign markets and currencies may not perform as well as U.S. markets.

    Implementation of the strategy requires that the adviser accurately anticipate the market segment(s) to emphasize or avoid.

    The Share may invest in financial futures contracts and options. The adviser will make these investments primarily to try to minimize the risk of other investments it makes for the Series. These investments may not protect the Series from losses, they may decrease overall return, and they could, in unusual circumstances, expose the Series to losses that could be unlimited.

PERFORMANCE TABLES
    The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Strategic Allocation Series. The bar chart shows changes in the Series' performance from year to year over a 10-year period.1 The table below shows how the Series' average annual return for one, five and ten years and the life of the Series compare to those of a broad-based securities market index. The Series' past performance is not necessarily an indication of how the Series will perform in the future.

PHOENIX-GOODWIN STRATEGIC ALLOCATION SERIES
[graphic omitted]

  Calendar Year            Annual Return(%)
     1989                      19.88
     1990                       5.62
     1991                      29.44
     1992                      10.67
     1993                      11.02
     1994                      -1.45
     1995                      18.22
     1996                       9.05
     1997                      20.73
     1998                      20.79

(1) The Series' average total returns in the chart above do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was ____% (quarter ending __________) and the lowest return for a quarter was ____% (quarter ending __________).

--------------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS
  (FOR THE PERIOD           ONE      FIVE      TEN      LIFE OF
  ENDING 12/31/98)         YEAR      YEARS     YEARS   THE SERIES(1)

---------------------------------------------------------------------
  Phoenix-Goodwin
  Strategic Allocation     20.79%    13.13%    14.06%
  Series
---------------------------------------------------------------------
  Balanced Benchmark(2)    19.67%    16.29%    14.46%
---------------------------------------------------------------------
  Lipper Analytical
  Services Flexible        16.55%    13.69%    13.02%
  Portfolio Index(3)
---------------------------------------------------------------------
  S&P 500 Index(4)         28.76%    24.15%    19.22%
---------------------------------------------------------------------

(1)  Since September 17, 1984.

(2) The Balanced Benchmark is calculated based upon the performance of the following indices: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% 90-day Treasury Bills and is produced by Frank Russell Company.

(3) The Lipper Analytical Services Portfolio Index is an average of the largest mutual funds within the flexible portfolio category.

(4) The S&P 500 Stock Index is an unmanaged, commonly used measure of stock total return performance. The index is not available for direct investment.

SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the Series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge Imposed on Purchases                          None
Sales Charge Imposed on Reinvested Dividends               None
Deferred Sales Charge                                      None
Redemption Fee                                             None
Exchange Fee                                               None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)
Management Fees                                            .58%
Distribution and Service (12b-1) Fees (c)                  None
Other Expenses                                             .18%
                                                    -----------
TOTAL ANNUAL SERIES' OPERATING EXPENSES                    .71%
                                                           ====

EXAMPLE
    This example is intended to help you compare the cost of investing in the Series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------
                          1 YEAR   3 YEARS    5 YEARS   10 YEARS

------------------------------------------------------------------
  Phoenix-Goodwin
  Strategic Allocation     $70       $230      $400       $880
  Series
------------------------------------------------------------------

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Goodwin Strategic Allocation Series has an investment objective of as high a total rate of return as is considered consistent with prudent investment risk. There is no guarantee that the Series will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
    The Series will invests in the common stock, bond and money market segments in the proportion determined by the adviser.

    The adviser may invest 0-100% in any one market segment.

    The adviser will adjust the mix of investments among the three market segments to capitalize on perceived variations in potential returns as economic and financial conditions change.

    Investments in one of the three market segments will be made with a specific purpose in mind. Investments in the stock segment will be for the purpose of attempting to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Investments in the bond segment will be for the purpose of attempting to achieve as high a total rate of return on a annual basis as is considered consistent with the preservation of capital values and may include investments of up to 5% of the Series' total assets in high risk fixed income securities (commonly referred to as "junk bonds"). Investments in the money market segment will be for the purpose of attempting to achieve high current income, the preservation of capital, and liquidity. The types of securities in each of these three market segments in which the Allocation Series will invest are listed in the Statement of Additional Information.

    In order to achieve the Series investment objective, the timing and amounts of purchases and sales of particular securities and particular types of securities (i.e., common stock, debt, money market) will be of significance. The Series intends to use trading as a means of managing the portfolio to achieve its investment objective. Trading is used primarily in anticipation of, or in response to, market developments or to take advantage of yield disparities.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The Series' focus is high income, long term capital growth, and conservation of capital. The value of your shares is based on the market value of the Series' investments. However, the value of the Series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the Series' investments decreases, you will lose money. The value of the Series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or most investments. Particular industries can face poor markets conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. Share values also can decline if the specific companies selected for Series investments fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In the case of fixed income securities, the value of the security will be directly affected by trends in interest rates and the overall condition of credit markets. For example, in times of rising interest rates, the value of these types of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Income distribution also will affect the Series' return. If the adviser misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the Series, the Series' income available for distribution to shareholders may decrease.

    In addition to these general risks of investing in the Series, there are several specific risks of investing in the Series that you should note.

    Implementation of this strategy requires the ability of the adviser to accurately anticipate which market segment to emphasize or avoid. If the adviser is wrong, significant losses can be experienced.

    The Adviser will engage in trading when it believes that the trade, net of transaction costs, will improve interest income of capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the Adviser's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. Such trading places a premium on the Adviser's ability to obtain relevant information, evaluate it properly and take advantage of its evaluations by completing transactions on a favorable basis. If the Adviser's evaluations and expectations prove to be incorrect, the Series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs.

HIGH RISK-HIGH YIELD SECURITIES
    The Series may invest in securities that are high risks, high yield non investment grade securities. Although these securities provide greater income and opportunity for capital appreciation then investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of below investments grade securities may be more complex then for higher grade securities, making it more difficult for the adviser to accurately predict risk.

FOREIGN INVESTING

    The Series may invest in non-U.S., companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond] differences in accounting, auditing and financial reporting standards,

[diamond] generally higher commission rates on foreign portfolio transactions,

[diamond] differences and inefficiencies in transaction settlement systems,

[diamond] the possibility of expropriation or confiscatory taxation,

[diamond] adverse changes in investment or exchange control regulations,

[diamond] political instability,

[diamond] potential restrictions on the flow of international capital, and

[diamond] potential tax consequences.

SMALL MARKET CAPITALIZATION INVESTING
    The Series may invest in some smaller companies. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operation history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES INVESTMENTS
    The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the Series does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the Series.

MANAGEMENT OF THE SERIES

THE ADVISER
    Phoenix Investment Counsel, Inc. ("PIC") is the investment adviser to the Series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment adviser for 14 other mutual funds, as subadviser to three additional mutual funds and as adviser to institutional clients. As of December 31, 1998, PIC had $23.9 billion in assets under management. PIC has acted as an investment adviser for over sixty years.

    Subject to the direction of the fund's Board of Trustees, PIC is responsible for managing the Series' investment program and the day-to-day management of the Series' portfolio. PIC manages the Series' assets to conform with the investment policies as described in this prospectus. The fund pays PIC a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

-----------------------------------------------------------------
                       FIRST           NEXT           OVER
                   $250,000,000    $250,000,000   $500,000,000
-----------------------------------------------------------------
  Management           0.60%          0.55%           0.50%
  Fee
-----------------------------------------------------------------

    During the Series' last fiscal year, the Series paid total management fees of $2,567,526. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was ______%.

PORTFOLIO MANAGEMENT
    Investment decisions for the Allocation Series are made by a team of equity investment professionals and a team of fixed income investment professionals.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES OPERATIONS
    The Trustees have directed management to ensure that the systems used by service providers (PIC and its affiliates) in support of the Series' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, PIC has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. PIC management believes that the majority of these systems are already Year 2000 compliant. PIC believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of PIC or its affiliates or the Series if such modifications and conversions are not timely completed.

    PIC will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the Series and is not expected to have a material impact on the operating results of PIC.

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the Series' financial performance for the past 5 years (or, if shorter, the period of the Series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLC, whose report, along with the Fund's financial statements, are included in (the SAI or annual report), which is available upon request.

                                                                                YEAR ENDED DECEMBER 31,
                                                                                -----------------------
                                                               1998          1997         1996          1995          1994
                                                               ----          ----         ----          ----          ----
Net asset value, beginning of period....................    $  14.12      $  13.65      $  13.63      $  12.68      $  13.71
Income from investment operations
  Net investment income (loss)..........................        0.29          0.32          0.32          0.45          0.36(1, 3)
  Net realized and unrealized gain (loss)...............        2.57          2.46          0.91          1.84         (0.56)
                                                                ----          ----          ----          ----         ------
    Total from investment operations....................        2.86          2.78          1.23          2.29         (0.20)
                                                                ----          ----          ----          ----         ------
Less distributions:
  Dividends from net investment income..................       (0.28)        (0.33)        (0.31)        (0.45)        (0.37)
  Dividends from net realized gains.....................       (1.05)        (1.98)        (0.90)        (0.89)        (0.46)
                                                               ------        ------        ------        ------        ------
   Total distributions..................................       (1.33)        (2.31)        (1.21)        (1.34)        (0.83)
                                                               ------        ------        ------        ------        ------
Change in net asset value...............................        1.53          0.47          0.02          0.95         (1.03)
                                                                ----          ----          ----          ----         ------
Net asset value, end of period..........................    $  15.65      $  14.12      $  13.65      $  13.63      $  12.68
                                                            ========      ========      ========      ========      ========
Total Return............................................       20.79%        20.73%         9.05%        18.22%        (1.45%)
Ratios/supplemental data:
  Net assets, end of period (thousands).................    $480,897      $429,002      $374,244     $353,838       $289,083
Ratio to average net assets of:
  Operating expenses....................................        0.68%         0.71%         0.70%         0.67%(2)      0.74%
  Net investment income.................................        1.97%         2.09%         2.26%         3.28%         2.71%
Portfolio turnover rate.................................         139%          368%          287%          170%          220%

(1) Includes reimbursement of operating expenses by investment adviser of $0.001 per share.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(3)  Computed using average shares outstanding.

PHOENIX-GOODWIN STRATEGIC THEME SERIES
--------------------------------------------------------------------------------

INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVE
    The Phoenix-Goodwin Strategic Theme Series has an investment objective of long-term capital appreciation through investing in securities of companies benefiting from long-term trends present in the United States and abroad. There is no guarantee that the Series will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The Series will invest primarily in common stocks of companies believed by the adviser to have substantial potential for capital growth by being well positioned to benefit from:

          o cultural;
          o demographic;
          o regulatory;
          o social; or
          o technological
          changes worldwide.

[diamond] The adviser will seek to identify those companies which, in addition to being well positioned to benefit from identified themes, also:

          o have good financial resources;
          o provide satisfactory return on capital;
          o has enhanced industry position; and
          o has demonstrated superior management skills.

[diamond] Adviser will establish strategic themes (major changes affecting markets for a prolonged periods of time) and tactical themes (focused, short-term).

[diamond] The Series may invest in preferred stocks, investment grade bonds, convertible preferred stocks and convertible debentures.

[diamond] The Series may invest up to 35% of its total assets in securities of foreign issuers.

PRINCIPAL RISKS
    If you invest in this Series you risk that you may lose your investment.

    The Series will seek to increase the value of your shares by investing in securities the adviser expects to increase in value. Most of the Series' investments will be in common stocks and other equity securities. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected. As a result, the value of your shares may decrease.

    The Series may invest in securities issued by small companies. Smaller companies, regardless of their location, may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    The Series may invest in companies in foreign countries. Political and economic uncertainty as well as relatively less public information about investments may negatively impact the Series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

    Investing in a single economic theme can make the Series more vulnerable to adverse economic, political or regulatory developments than a diversified portfolio.

    The adviser may not accurately anticipate emerging market trends, or may not exploit such investment opportunities, or may not divest such investments at the proper time.

PERFORMANCE TABLES
    The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Strategic Theme Series. The bar chart shows changes in the Series' performance from year to year over its life.(1) The table below shows how the Series' average annual returns for one year and for the life of the Series compare to those of a broad-based securities market index. The Series' past performance is not necessarily an indication of how the Series will perform in the future.

PHOENIX-GOODWIN STRATEGIC THEME SERIES
[graphic omitted]

  Calendar Year            Annual Return(%)
     1996                      10.33
     1997                      17.16
     1998                      44.69

(1) The Series' average annual returns in the chart above do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart above, the highest return for a quarter was __% (quarter ending ______________) and the lowest return for a quarter was __% (quarter ending ___________).

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIODS ENDING 12/31/98)   ONE YEAR      THE FUND(1)
-----------------------------------------------------------------
  Phoenix-Goodwin
  Strategic Theme Series               44.69%         23.89%
-----------------------------------------------------------------
  S&P MidCap 400 Index(2)              19.11%         24.20%
-----------------------------------------------------------------
  S&P 500 Stock Index(3)               28.76%         28.59%
-----------------------------------------------------------------

(1)  Since January 29, 1996.

(2) The S&P MidCap 400 is an unmanaged index composed of companies with market capitalizations between $300 million and $5 billion.

(3) The S&P 500 Index is an unmanaged, commonly used measure of stock total return performance. The Index is not available for direct investment.

SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the Series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge Imposed on Purchases                          None
Sales Charge Imposed on Reinvested Dividends               None
Deferred Sales Charge                                      None
Redemption Fee                                             None
Exchange Fee                                               None
ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)
Management Fees                                            .75%
Distribution and Service (12b-1) Fees                      None
Other Expenses                                             .39%
                                                    -----------
TOTAL ANNUAL SERIES' OPERATING EXPENSES1                  1.14%
                                                          =====

(1) Phoenix Investment Council has agreed to reimburse the Series for the amount, if any, by which the Series' operating expenses other than the management fee for any fiscal year exceeds 0.25%. Actual Total Annual Series Operating Expenses after expense reimbursement were 1.00% for the year ending December 31, 1998.

EXAMPLE
    This example is intended to help you compare the cost of investing in the Series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------
                            1 YEAR  3 YEARS  5 YEARS 10 YEARS
---------------------------------------------------------------
  Phoenix-Goodwin
  Strategic Theme Series     $100     $320    $550    $1,220
---------------------------------------------------------------

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Goodwin Strategic Theme Series has an investment objective to seek long-term capital appreciation through investing in securities of companies benefiting from long-term trends in the United States and abroad. There is no guarantee that the Series will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
    The Series will invest primarily in common stocks of companies the adviser believes are particularly well situated to benefit from cultural, demographic, regulatory, social or technological changes worldwide.

    Examples of thematic investing would include investing in oil and gas exploration companies during the "energy shortage' years of the late 1970's, owning companies benefiting from the lower inflation trends during the early 1980's, investing in companies acquiring cellular franchises in the late 1980's and technology companies during the 1990's.

    The Series will not invest more than 25% of its total assets in any one industry or group of related industries.

    In determining when and whether to invest in particular industries, the Adviser will establish strategic (major changes affecting markets for prolonged periods) and tactical (focused, short-term) investment themes. Investment themes shall generally reflect trends which appear likely to drive stocks with similar technologies and products or which embody broad social, economic, political and technological considerations; offer substantial appreciation potential; present a visionary idea or creative solution; and exhibit some independence from economic cycles. The Adviser may change investment themes once it has determined that an investment theme has become saturated or fully exploited. The Adviser may pursue one or more investment themes at any time.

    The Adviser will seek to identify companies which, in addition to being considered well positioned to benefit from investment themes identified, also are believed to possess attributes such as good financial resources, satisfactory return on capital, enhanced industry position and superior management skills.

    The Series also may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. A convertible security entitles the owner to receive interest paid or accrued on a debt security or dividends paid on preferred stock until the security matures or is converted to common stock. Convertible securities have several unique investment characteristics, such as:

[diamond] higher yields than common stocks but lower yields than comparable nonconvertible securities;

[diamond] typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

[diamond] the potential for capital appreciation if the market price of the underlying common stock increases.

    The Series will invest only in the four highest rating categories of convertible securities, commonly called "investment grade" securities. If the Series purchases an investment grade security that loses its investment grade rating the Series is not required to sell the security. Ratings are established by nationally recognized statistical rating agencies. Please see the Statement of Additional Information for a detailed list of rating categories.

    The Series may invest up to 35% of its net assets in securities of foreign (non-U.S.) issuers. The Series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging market countries.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The Series' primary focus is long-term capital appreciation. The adviser intends to invest Series assets so that your shares increase in value. However, the value of the Series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the Series' investments decreases you will lose money. The value of the fund's investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the Series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the Series invests, Series share values may decline. Share values also can decline if the specific companies selected for Series investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In addition to these general risks of investing in the Series, there are several specific risks of investing in the Series that you should note.

    To the extent the Series invests in a single investment theme, it may be more vulnerable to adverse economic, political or regulatory developments than would be the case if it invested in a broader spectrum of themes, or as compared to a broadly diversified portfolio.

    The successful implementation of the thematic investment strategy used by the adviser is dependent on the adviser's ability to

[diamond] anticipate emerging market trends, and;

[diamond] exploit such investment opportunities and

[diamond] divest such securities at the right time.

SMALL MARKET CAPITALIZATION INVESTING
    The Series may invest in some smaller companies. Companies with small capitalization are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

FOREIGN INVESTING

    The Series may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond] differences in accounting, auditing and financial reporting standards,

[diamond] generally higher commission rates on foreign portfolio transactions,

[diamond] differences and inefficiencies in transaction settlement systems,

[diamond] the possibility of expropriation or confiscatory taxation,

[diamond] adverse changes in investment or exchange control regulations,

[diamond] political instability, and

[diamond] potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as relatively less public information about investments may negatively impact the fund's portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the Series.

    Many of the foreign securities held by the Series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN INVESTING
    Portions of the Series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms.

    Effective January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the Series to certain risks, including the reliability and timely reporting of pricing information of the Series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the Series' portfolio:

[diamond] Known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond] Competitive implications of increased price transparency of European
          Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond] Issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

[diamond] Currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

[diamond] Potential tax consequences.

    The Series may buy and write options and enter into futures contracts and swap agreements primarily to minimize the risk of other investments it makes for the Series. These investments may not protect the Series from losses, they may decrease overall return, and they could, in unusual circumstances, expose the Series to losses that could be unlimited.

    If the adviser believes that market conditions are not favorable to the Series' principal strategies the Series may invest without limit in U.S. government securities and in money market instruments. When this happens, the Series may not achieve its investment objective.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES INVESTMENTS
    The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the Series does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the Series.

MANAGEMENT OF THE SERIES

THE ADVISER
    Phoenix Investment Counsel, Inc. ("PIC") is the investment adviser to the Series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment adviser for 14 other mutual funds, as subadviser to three additional mutual funds and as adviser to institutional clients. As of December 31, 1998, PIC had $23.9 billion in assets under management. PIC has acted as an investment adviser for over sixty years.

    Subject to the direction of the fund's Board of Trustees, PIC is responsible for managing the Series' investment program and the day-to-day management of the domestic portion of the Series' portfolio. PIC manages the Series' assets to conform with the investment policies as described in this prospectus. The Series pays PIC a monthly investment management fee that is accrued daily against the value of the Series' net assets at the following rates.

----------------------------------------------------------------
                        FIRST          NEXT          OVER
                     $250,000,000  $250,000,000  $500,000,000
----------------------------------------------------------------
  Management Fee         .75%          .70%          .65%
----------------------------------------------------------------

    During the Series' last fiscal year, the Series paid total management fees of $426,848. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was ___%.

PORTFOLIO MANAGEMENT
    Investment decisions for the Phoenix-Goodwin Strategic Theme Series are made by a team of equity investment professionals.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES OPERATIONS
    The Trustees have directed management to ensure that the systems used by service providers (PIC and its affiliates) in support of the Series' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, PIC has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. PIC management believes that the majority of these systems are already Year 2000 compliant. PIC believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of PIC or its affiliates or the Series if such modifications and conversions are not timely completed.

    PIC will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the Series and is not expected to have a material impact on the operating results of PIC.

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the Series' financial performance for the past 5 years (or, if shorter, the period of the Series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLC, whose report, along with the Fund's financial statements, are included in (the SAI or annual report), which is available upon request.

                                                                                                        FROM
                                                                          YEAR ENDED DECEMBER 31,     INCEPTION
                                                                        ------------------------     1/29/96 TO
                                                                             1998          1997       12/31/96
                                                                             ----          ----       --------
Net asset value, beginning of period...................................  $   11.32     $   10.98    $   10.00
Income from investment operations
  Net investment income (loss).........................................       0.01          0.05(3)      0.04(3)
  Net realized and unrealized gain (loss)..............................       5.03          1.82         0.99
                                                                              ----          ----         ----
    Total from investment operations...................................       5.04          1.87         1.03
                                                                              ----          ----         ----
Less distributions
  Dividends from net investment income.................................      (0.01)        (0.05)       (0.04)
  Dividends from net realized gains....................................      (0.95)        (1.16)        --
  In excess of net realized gains......................................        --          (0.31)        --
  Tax return of capital................................................        --          (0.01)       (0.01)
                                                                             ------        ------       ------
    Total distributions................................................      (0.96)        (1.53)       (0.05)
                                                                             ------        ------       ------
Change in net asset value..............................................       0.48          0.34         0.98
                                                                              ----          ----         ----
Net asset value, end of period.........................................  $   15.40     $   11.32    $   10.98
                                                                         =========     =========    =========
Total Return...........................................................      44.69%        17.16%       10.33%(2)
Ratios/supplemental data:
  Net assets, end of period (thousands)................................   $ 75,098      $ 47,620     $ 25,972
Ratio to average net assets of:
  Operating expenses...................................................       0.99%         1.00%        1.00%(1)
  Net investment income................................................      (0.01)%        0.42%        0.64%(1)
Portfolio turnover rate................................................        364%          642%         391%(2)

(1)  Annualized.
(2)  Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.02 and $0.02 per share, respectively.

PHOENIX-HOLLISTER VALUE EQUITY SERIES
--------------------------------------------------------------------------------

INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Hollister Value Equity Series' primary investment objective is to seek long-term capital appreciation. The Series has a secondary investment objective to seek current income. There is no guarantee that the Series will achieve either objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The Series will invest primarily in common stocks. Under normal circumstances the Series will invest at least 65% of its total assets in common stocks.

[diamond] The Series' adviser uses a quantitative value strategy that chooses stocks that meet certain criteria relating to price, dividend yield and the going concern value and debt levels of the issuers. For the few hundred of the approximately 2,500 companies that survive this screening, the adviser projects growth in earnings and dividends, earnings momentum and relative undervaluation based on a dividend discount model. The adviser develops target prices and value ranges, and purchases the top-rated stocks. With certain exceptions the adviser sells when a stock's target price is reached, when the issuer or its industry suffer negative changes or when there is a change in the investment criteria that prompted the initial purchase.

[diamond] The Series may invest in convertible securities. Convertible securities investments will be limited to those in one of the four highest rating categories of convertible securities. These are commonly called "investment grade."

[diamond] The Series may obtain fixed interest loans from a bank in amounts up to one-third the value of its net assets and invest the loan proceeds in other assets.

[diamond] The Series may engage in "securities lending" to increase its investment returns.

[diamond] The Series may invest up to 30% of its assets in securities of foreign
          (non-U.S.) issuers.

PRINCIPAL RISKS
    If you invest in this Series you risk that you may lose your investment.

    The Series will seek to increase the value of your shares by investing in securities the adviser expects to increase in value and to provide current income. Most of the Series' investments will be in common stocks. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected. As a result, the value of your shares may decrease. Dividend, interest and other distributions also can decrease or be eliminated entirely.

    The Series also may invest in small companies as well as large companies. Smaller companies, regardless of their location, may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    The Series may borrow money to purchase additional securities. If the additional securities increase in value, the net asset value would increase sooner than it would have without borrowing. If these securities decrease in value or do not increase enough to cover interest and other borrowing costs the Series will suffer greater losses than it would if no borrowing took place.

    The Series may invest in financial futures contracts and options. The adviser will make these investments primarily to try to minimize the risk of other investments it makes for the Series. These investments may not protect the Series from losses, they may decrease overall return, and they could, in unusual circumstances, expose the fund to losses that could be unlimited.

    The Series may lend portfolio securities to financial institutions to increase investment return. If the borrower is unwilling or unable to return the borrowed securities when due, the Series can suffer losses.

    This Series may invest in companies in foreign countries. Political and economic uncertainty as well as relatively less public information about investments may negatively impact the Series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

PERFORMANCE TABLES
    The Phoenix-Hollister Value Equity Series has been in existence only since March 2, 1998. The table below shows how the Series' average annual return since inception compares to that of a broad-based securities market index. The Series' past performance is not necessarily an indication of how the Series will perform in the future.

-----------------------------------------------------------------
   TOTAL RETURN
  (FOR THE PERIOD ENDING 12/31/98)(1)      LIFE OF THE SERIES(2)
-----------------------------------------------------------------
  Phoenix-Hollister
  Value Equity Series                            10.79%
-----------------------------------------------------------------
  S&P 500 Index(3)                               18.95%
-----------------------------------------------------------------

(1) The Series' total return in the table above does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.

(2) Since March 2, 1998.

(3) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index is not available for direct investment.

SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the Series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge Imposed on Purchases                          None
Sales Charge Imposed on Reinvested Dividends               None
Deferred Sales Charge                                      None
Redemption Fee                                             None
Exchange Fee                                               None
ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)
Management Fees                                            .70%
Distribution and Service (12b-1) Fees                      None
Other Expenses                                             .40%
                                                   ------------
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)                1.10%
                                                          =====

(1) The Series' investment adviser has agreed to reimburse through December 31, 1999 the Phoenix Value Equity Series' expenses other than Management Fees and Distribution and Service Fees to the extent that such expenses exceed 0.15%. Actual Total Annual Series' Operating Expenses after expense reimbursement were 0.85% for the year ending December 31, 1998.

EXAMPLE
    This example is intended to help you compare the cost of investing in the Series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------
                         1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------
  Phoenix-Hollister
  Value Equity Series      $9       $27       $47      $105
---------------------------------------------------------------

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Series has a primary investment objectives to seek long-term capital appreciation. The Series has a secondary investment objective to seek current income. There is no guarantee that the Series will achieve either objective.

PRINCIPAL INVESTMENT STRATEGIES
    The Series invests in a diversified portfolio of securities of primarily domestic (U.S.) companies. Generally the Series will invest in securities traded on the New York Stock Exchange, the American Stock Exchange and in over-the-counter markets. The Series is designed to invest in common stocks that meet the adviser's quantitative standards that indicate above average financial soundness and intrinsic value relative to price. Under normal circumstances the Series will invest at least 65% of its total assets in common stocks.

    The adviser applies a security selection process that chooses stocks that meet certain investment criteria relating to price, dividend yield, going concern value and debt levels. The adviser considers approximately 2,500 companies, but only a few hundred meet one or more of the adviser's criteria for selection. For those that do, the adviser projects growth in earnings and dividends, earnings momentum and undervaluation based on a dividend discount model. From this analysis the adviser develops target prices and value ranges and selects the top-rated securities for purchase. While the adviser's strategy tends to concentrate its investment selections in larger issuers, the Series may invest in securities of issuers of any size. Generally the adviser sells a Series security when its target price is reached, when the company or its industry suffers negative changes, or when there is a significant change in the investment criteria that prompted the adviser to purchase the security. The adviser may choose to continue to hold a security that it believes suitable for the Series' objectives even if it no longer meets these criteria.

    The Series also may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. A convertible security entitles the owner to receive interest paid or accrued on a debt security or dividends paid on preferred stock until the security matures or is converted to common stock. Convertible securities have several unique investment characteristics, such as:

[diamond] higher yields than common stocks but lower yields than comparable nonconvertible securities;

[diamond] typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

[diamond] the potential for capital appreciation if the market price of the underlying common stock increases.

    The Series will invest only in the four highest rating categories of convertible securities, commonly called "investment grade" securities. If the Series purchases an investment grade security that loses its investment grade rating, the Series is not required to sell the security. Ratings are established by nationally recognized statistical rating agencies. Please see the Statement of Additional Information for a detailed list of rating categories.

    The Series may increase ownership of securities by borrowing from banks at fixed interest rates and investing the proceeds in stocks or other investments that are consistent with these investment techniques. Purchasing additional securities with borrowed funds can increase the net asset value of the Series more quickly. Total borrowing cannot exceed

33% of the Series' net assets, which means that after any borrowing the value of the Series' assets (including the amount borrowed) must be at least three times the total amount borrowed for investment purposes. If the value of the Series' assets decreases so that the ratio becomes less than three to one, the Series must reduce its outstanding loan within three business days to bring the ratio back to three to one.

    The Series may lend portfolio securities to broker-dealers and other financial institutions to increase its investment returns. The total amount of such lending can be as much as one-third of the Series' total assets. When the Series lends securities in this fashion, the borrower returns the securities at a prearranged time and pays some form of premium or other fee for the transaction. The Series receives all dividends and other distributions made with respect to the loaned securities. All securities loans are secured by other marketable securities.

    The Series may invest up to 30% of its total assets in securities of foreign (non-U.S.) issuers.

    Temporary Defensive Strategy. If the adviser believes that market conditions are not favorable to the Series' principal strategies, the Series may invest without limit in U.S. government securities and in money market instruments. When this happens, the Series may not achieve its investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The Series' primary focus is long-term capital appreciation. Its secondary objective is current income. The adviser intends to invest Series' assets so that your shares increase in value and so that your shares earn current income through dividends, interest or other current distributions. However, the value of the Series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the Series' investments decreases you will lose money. The value of the Series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the Series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the Series invests, Series' share values may decline. Share values also can decline if the specific companies selected for Series' investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors. When companies owned by the Series encounter negative conditions they may be unable to continue to pay dividends or interest at expected levels.

    In addition to these general risks of investing in the Series, there are several specific risks of investing in the Series that you should note.

SMALL MARKET CAPITALIZATION INVESTING
    The Series may invest in some smaller companies. Companies with small capitalization are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

LEVERAGE
    If the Series borrows money to make additional investments it must pay interest on the borrowed funds. The interest paid will decrease the Series' net investment income. The adviser may borrow funds to make additional investments expecting that those investments will increase in value sufficient to cover borrowing costs and produce additional gain for the Series. If those investments decrease in value or do not increase in value sufficient to cover borrowing costs the Series will suffer greater losses than would take place if no borrowing took place. In addition, because the Series must maintain a three-to-one ratio of net assets to debt, in a declining market it may have to sell securities under poor market conditions to maintain the required ratio.

SECURITIES LENDING
    When the Series lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the Series must rely on the collateral to recover the value of its securities. In these circumstances the Series will suffer losses.

FOREIGN INVESTING
    The Series may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond] differences in accounting, auditing and financial reporting standards,

[diamond] generally higher commission rates on foreign portfolio transactions,

[diamond] differences and inefficiencies in transaction settlement systems,

[diamond] the possibility of expropriation or confiscatory taxation,

[diamond] adverse changes in investment or exchange control regulations,

[diamond] political instability, and

[diamond] potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as less public information about investments may negatively impact the Series' portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the Series.

    Many of the foreign securities held by the Series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
    Portions of the Series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms.

    Effective January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the Series to certain risks, including the reliability and timely reporting of pricing information of the Series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the Series' portfolio:

[diamond] known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond] competitive implications of increased price transparency of European
          Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond] issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

[diamond] currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

[diamond] potential tax consequences.

    The adviser does not expect to invest in any securities that may be adversely effected by the conversion to the Euro.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES INVESTMENTS
    The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the Series does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the Series.

MANAGEMENT OF THE SERIES

THE ADVISER
    Phoenix Investment Counsel, Inc. ("PIC" or "Adviser") is the investment adviser to the Series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment adviser for 14 mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, PIC had $23.9 billion in assets under management. PIC has acted as an investment adviser for over sixty years.

    Subject to the direction of the fund's Board of Trustees, PIC is responsible for managing the Series' investment program and the day-to-day management of the portfolio. PIC manages the Series' assets to conform with the investment policies as described in this prospectus. The Series pays PIC a monthly investment management fee that is accrued daily against the value of the Series' net assets at the following rates.

-----------------------------------------------------------------
                       FIRST           NEXT           OVER
                   $250,000,000    $250,000,000   $500,000,000
-----------------------------------------------------------------
  Phoenix-
  Hollister Value      0.70%           0.65%          0.60%
  Equity Series
-----------------------------------------------------------------

    PIC has voluntarily agreed to assume total Series' operating expenses excluding interest, taxes, brokerage fees, commissions and extraordinary expenses, until December 31, 1999, to the extent that such expenses exceed 0.15% of the Series' average annual net asset values.

    During the Series' last fiscal year, the Series paid total management fees of $30,941. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was ___%. The advisory fee is greater than that for most Series; however, the Trustees have determined that it is comparable to fees charged by other Series whose investment objectives are similar to those of the Series.

PORTFOLIO MANAGEMENT
    Mr. Christian C. Bertelsen serves as Portfolio Manager of the Phoenix Value Equity Series, and as such is primarily responsible for the day-to-day management of the Series' investments. Mr. Bertelsen joined Phoenix Investment Counsel, Inc. in July 1997. Previously, from 1996 to July 1997, Mr. Bertelsen was employed by Dreman Value Advisors where he served as chief investment officer and portfolio manager of the Kemper-Dreman Contrarian and Small Cap Value Funds. From 1993 to 1996, Mr. Bertelsen was a Senior Vice President of Eagle Asset Management where he managed private and institutional assets, as well as the Heritage Value Equity Fund.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES OPERATIONS
    The Trustees have directed management to ensure that the systems used by service providers (PIC and its affiliates) in support of the Series' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, PIC has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. PIC management believes that the majority of these systems are already Year 2000 compliant. PIC believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of PIC or its affiliates or the Series if such modifications and conversions are not timely completed.

    PIC will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the Series and is not expected to have a material impact on the operating results of PIC.


FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the Series' financial performance for the past 5 years (or, if shorter, the period of the Series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLC, whose report, along with the Fund's financial statements, are included in (the SAI or annual report), which is available upon request.

                                                                                                                         FROM
                                                                                                                      INCEPTION
                                                                                                                      3/2/98 TO
                                                                                                                       12/31/98
                                                                                                                       --------
Net asset value, beginning of period.............................................................................    $   10.00
Income from investment operations
  Net investment income..........................................................................................         0.05(3)
  Net realized and unrealized gain (loss)........................................................................         1.03
                                                                                                                          ----
    Total from investment operations.............................................................................         1.08
                                                                                                                          ----
Less distributions
  Dividends from net investment income...........................................................................        (0.05)
  In excess of net investment income.............................................................................          --
                                                                                                                         ------
    Total distributions..........................................................................................        (0.05)
                                                                                                                         ------
Change in net asset value........................................................................................         1.03
                                                                                                                          ----
Net asset value, end of period...................................................................................    $   11.03
                                                                                                                     =========
Total Return.....................................................................................................        10.79%(2)
Ratios/supplemental data:
  Net assets, end of period (thousands)..........................................................................      $ 9,533
Ratio to average net assets of:
  Operating expenses.............................................................................................         0.85%(1)
  Net investment income..........................................................................................         0.85%(1)
Portfolio turnover rate..........................................................................................          77%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.13 per share.

PHOENIX-SENECA MID-CAP GROWTH SERIES
--------------------------------------------------------------------------------

INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Seneca Mid-Cap Growth Series has an investment objective of capital appreciation. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments. There is no guarantee that the Series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The Series will invest in equity securities, primarily common stocks of growth companies. Under normal circumstances the Series will invest at least 65% of its total assets in companies with market capitalizations between $500 million and $5 billion. The Series may at times have significant investments in companies with higher or lower market capitalizations.

[diamond] The adviser is responsible for managing the Series' investment program and the general operation of the Series. The subadviser manages the investments of the Series by selecting securities of companies that meet certain fundamental standards and that the subadviser believes will demonstrate greater long-term earnings growth than the average company included in the S&P Midcap 400 Index.

[diamond] The subadviser may buy securities in anticipation of short-term price gains.

[diamond] The Series may invest in preferred stocks, warrants, and debt instruments, including bonds convertible into common stocks.

[diamond] The Series may invest up to 35% of its net assets in below investment grade bonds (so called "junk bonds").

[diamond] The Series may lend up to one-third of its net assets at market value to increase its investment returns.

[diamond] The Series may invest up to 20% of its assets in securities of foreign
          (non-U.S.) issuers.

[diamond] The Series may invest up to 20% of its net assets in options and futures contracts. The Series intends to invest in these securities primarily for "hedging" purposes but may invest up to 5% of its net assets in these securities as an investment unrelated to hedging purposes.

[diamond] The Series may invest up to 15% of its assets in securities that are not liquid, such as private placements and repurchase agreements that have maturities of more than seven days.

[diamond] Temporary Defensive Strategy. If the subadviser believes that market conditions are not favorable to the Series' principal strategies, the Series may invest without limit in cash and cash equivalents.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

PRINCIPAL RISKS
    If you invest in this Series you risk that you may lose your investment.

    The Series will seek to increase the value of your shares by investing in securities the subadviser expects to increase in value. Most of the Series' investments will be in common stocks. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected. As a result, the value of your shares may decrease. Decreases in share value from day to day will be "paper" losses unless you actually sell your shares. If your financial circumstances are likely to require you to sell your shares at any particular time, rather than holding them indefinitely, you run the risk that your sale of shares will occur when share values have declined.

    The Series may buy securities in anticipation of short-term price gains. Gains depend on the ability of the subadviser to predict correctly the increase to securities prices. Securities prices may not increase as anticipated. This may increase the Series' overall trading volume especially if prices do not rise as expected. Frequent and active trading may increase transaction costs for the Series.

    The Series' investment focus is on companies with medium capitalizations. It also may invest in small companies as well as large companies. Investments in companies with small and medium capitalizations make the Series more volatile than Series which invest in companies with larger capitalizations. The smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

    The Series may invest in below investment grade securities (so called "junk bonds"). Below investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the Series would lose income and could expect a decline in the market value of the securities.

    The Series may lend portfolio securities to financial institutions to increase investment return. If the borrower is unwilling or unable to return the borrowed securities when due, the Series can suffer losses.

    The Series may invest in companies in foreign countries. Political and economic uncertainty as well as less public information about investments may negatively impact the Series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

    The Series may buy and write options and enter into futures contracts and swap agreements primarily to minimize the risk of other investments it makes for the Series. These investments may not protect the Series from losses, they may decrease overall return, and they could, in unusual circumstances, expose the Series to losses that could be unlimited.

    The Series may invest in illiquid securities that cannot be sold quickly. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.

PERFORMANCE TABLES
    The table below shows how the Series' total return for the life of the Series compares to that of a broad-based securities market index. The Series' past performance is not necessarily an indication of how the Series will perform in the future.

----------------------------------------------------------------
  TOTAL RETURN
  (FOR THE PERIOD ENDING 12/31/98)(1)      LIFE OF THE SERIES(2)
----------------------------------------------------------------
  Phoenix-Seneca Mid-Cap Growth
  Series
----------------------------------------------------------------
  S&P Midcap 400 Index(3)
----------------------------------------------------------------

(1) The Series' total return in the table above does not reflect the deduction of any separate account or contract charge. The return would have been less than that shown if such charges were deducted.

(2) Since March 2, 1998.

(3) The S&P Midcap 400 Index is an unmanaged, commonly used measure of total return performance of mid-capitalization companies. The Index is not available for direct investment.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the Series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge Imposed on Purchases                          None
Sales Charge Imposed on Reinvested Dividends               None
Deferred Sales Charge                                      None
Redemption Fee                                             None
Exchange Fee                                               None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)
Management Fees                                            .80%
Distribution and Service (12b-1) Fees                      None
Other Expenses                                             .88%
                                                   ------------
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1,2)              1.68%
                                                          =====

(1) The Series' investment adviser has agreed to reimburse through December 31, 1999 the Seneca Mid-Cap Growth Series' operating expenses other than Management Fees and Distribution and Service Fees to the extent that such expenses exceed 0.25%. Actual Total Annual Series' Operating Expenses after expense reimbursement were 1.05% for the year ending December 31, 1998.

(2) The shares have been offered only since March 2, 1998. The percentages indicated are estimates before expense reimbursement; actual expenses may be more or less than the amounts shown.

EXAMPLE
    This example is intended to help you compare the cost of investing in the Series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------
                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
  Phoenix-Seneca Mid-
  Cap Growth Series
------------------------------------------------------------------

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Series has an investment objectives of capital appreciation. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments. There is no guarantee that the Series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
    The Series invests in a diversified portfolio of securities of primarily domestic (U.S.) companies. Under normal circumstances the Series intends to invest at least 65% of its total assets in companies with market capitalizations between $500 million and $5 billion.

    The Series contracts with an adviser, Phoenix Investment Counsel, Inc. to manage the Series' investment program and be responsible for the general operation of the Series, and a subadviser, Seneca Capital Management LLC to manage the investments of the Series. The subadviser selects securities of companies that meet certain fundamental standards and that the subadviser believes have the market potential for above average market appreciation. In evaluating companies' potential for market appreciation, the subadviser seeks companies that it believes will demonstrate greater long-term earnings growth than the average company included in the S&P Midcap 400 Index. The strategy is based on the subadviser's view that growth in a companies' earnings will correlate with growth in the price of its stock.

    The subadviser seeks to identify companies that have the most attractive earnings prospects and favorable valuations, regardless of the size of the company. Generally, however, a portion of the Series' portfolio will be invested in large, well-known companies that have established histories of profitability and/or dividend payment.

    Although the Series stresses long-term earnings growth potential, the subadviser may buy securities in anticipation of short-term price gains.

    Debt instruments, including investment grade and below investment grade bonds ("junk bonds") and bonds convertible into common stocks, also may be a part of the Series portfolio. Below investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the Series would lose income and could expect a decline in the market value of the securities.

    The Series may invest up to 20% of its total assets in securities of foreign (non-U.S.) issuers. Foreign investment will be primarily through American Depository Receipts (ADRs).

    The Series may lend portfolio securities to broker-dealers and other financial institutions to increase its investment returns. The total amount of such lending can be as much as one-third of the Series' total assets. When the Series lends securities in this fashion, the borrower returns the securities at a prearranged time and pays some form of premium or other fee for the transaction. The Series receives all dividends and other distributions made with respect to the loaned securities. All securities loans are secured by other marketable securities.

    The Series intends to invest in financial futures contracts, options and swap agreements only for hedging purposes. However, the Series can invest in these transactions even if they are not purchased for hedging purposes, that is, they are purchased as an investment in their own right.

    The Series may invest up to 15% of its net assets in securities that are not liquid. The Series considers investments that the adviser is not likely to be able to sell within seven business days as not liquid. These securities can include repurchase agreements, with maturities more than seven days and private placements. Repurchase agreements are contracts under which the Series will buy securities that are not sold to investors through a public offering but instead are sold in direct, private transactions.

    Note: If the subadviser determines that market conditions are not favorable to the types of investments the adviser ordinarily intends to hold, the Series may invest without limitation in any combination of high quality money market securities and repurchase agreements. In such instances, the Series may not achieve its stated investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the Series.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The Series' focus is long-term earnings growth. The subadviser intends to invest Series' assets so that your shares increase in value. However, the value of the Series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the Series' investments decreases, you will lose money. The value of the Series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they many worsen prospects for others. To the extent that the Series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the Series invests, Series' share values may decline. Share values also can decline if the specific companies selected for Series' investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors, Finally, decreases in share values from day to day will be "paper" losses unless you actually sell your shares. If your financial circumstances are likely to require you to sell your shares at any particular time, rather than holding them indefinitely, you run the risk that your sale of shares will occur when share values have declined. If between the time you purchase shares and the time you sell shares the value of the Series' investments decreases you will lose money.

    In addition to these general risks of investing in the Series, there are several specific risks of investing in the Series that you should note.

ANTICIPATING SHORT-TERM PRICE GAINS
    The adviser may buy securities that it anticipates will rise in price over a short period of time. If the securities do not perform as expected, gains will not be as high as anticipated. Moreover, the adviser buys these securities with the expectation that they will be sold after a short period of time. Each time a security is bought or sold, the Series incurs certain costs associated with the transaction. The more transactions, the higher the overall cost to the Series.

SMALL MARKET CAPITALIZATION INVESTING
    The Series may invest in some smaller companies. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

BELOW INVESTMENT GRADE SECURITIES
    The Series may invest in securities that are below investment grade. Although these securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult for the subadviser to accurately predict risk.

SECURITIES LENDING
    When the Series lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the Series must rely on the collateral to recover the value of its securities. In these circumstances the Series will suffer losses.

FOREIGN INVESTING
    The Series may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond] differences in accounting, auditing and financial reporting standards,

[diamond] generally higher commission rates on foreign portfolio transactions,

[diamond] differences and inefficiencies in transaction settlement systems,

[diamond] the possibility of expropriation or confiscatory taxation,

[diamond] adverse changes in investment or exchange control regulations,

[diamond] political instability, and

[diamond] potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as less public information about investments may negatively impact the Series' portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the Series. Many of the foreign securities held by the Series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
    Portions of the Series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

    Effective January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the Series to certain risks, including the reliability and timely reporting of pricing information of the Series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the Series' portfolio:

[diamond] Known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond] Competitive implications of increased price transparency of European
          Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond] Issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

[diamond] Currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

[diamond] Potential tax consequences.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS
    The Series may invest in financial futures contracts and options and enter into swap agreements. The adviser intends to invest in such securities primarily to hedge or reduce the risk of holding other investments. If the prices for futures contracts and prices in the cash market do not correlate as expected or if the adviser's expectations about interest rate, exchange rate or general market movements are incorrect, the Series' returns may not be as high as they would be if the adviser did not invest in these securities. There is also a risk that the market for reselling financial futures contracts and options may be limited or nonexistent. The Series could incur unlimited losses if it cannot liquidate certain futures contracts. The subadviser's decisions about the nature and timing of futures contract and options and swap transactions may result in losses when other investors' decisions about the same contracts, options or swaps result in gains.

ILLIQUID SECURITIES
    Securities owned by the Series that are not liquid may be difficult to sell because there may be no active markets for resale and fewer potential buyers. This can make illiquid investments more likely than other types of investments to lose value. In extreme cases it may be impossible to resell them and they can become almost worthless to the Series.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES INVESTMENTS
    The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the Series does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the Series.

MANAGEMENT OF THE FUNDS

THE ADVISERS
    Phoenix Investment Counsel, Inc. ("PIC") is the investment adviser to the Series and is located at 56 Prospect Street, Hartford, Connecticut 06115. PIC also acts as the investment adviser for 14 mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, PIC had $23.9 billion in assets under management. PIC has acted as an investment adviser for over sixty years.

    Seneca Capital management LLC ("Seneca") is the investment subadviser to the Series and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadviser to two mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 1998, Seneca had $ ___billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management LP) an investment adviser since 1989.

    Subject to the direction of the fund's Board of Trustees, PIC is responsible for managing the Series' investment program and the general operations of the Series. Seneca, as subadviser, is responsible for day-to-day management of the Series' portfolios.

    Seneca manages the Series', assets to conform with the investment policies as described in the prospectus. The Series pays PIC a monthly investment management fee that is accrued daily against the value of that Series' net assets at the rate of 0.80% annually.

    Phoenix pays Seneca an annual subadvisory fee of 0.40%.

    During the Series' last fiscal year, the Series paid total management fees of $31,013. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was ___%. The advisory fee is greater than that for most Series; however, the Trustees have determined that it is comparable to fees charged by other funds whose investment objectives are similar to those of the Series.

PORTFOLIO MANAGEMENT
    Investment and trading decisions for the Series are made by a team of managers and analysts headed by two team leaders. The team leaders are primarily responsible for the day-to-day decisions.

    Gail P. Seneca is a team leader for the Series. Since January 1998, Ms. Seneca also has served as Co-Manager of Phoenix Equity Opportunities Series of Phoenix Strategic Equity Series Fund and since June 1998, she has served as Co-Manager of Phoenix Mid-Cap Portfolio of Phoenix Multi-Portfolio Fund. Ms. Seneca has been the Chief Executive and Investment Officer of Seneca or GMG/Seneca since November 1989. From October 1987 until October 1989, she was Senior Vice President of the Asset Management Division of Wells Fargo Bank, and from October 1983 to September 1987, she was Investment Strategist and Portfolio Manager for Chase Lincoln Bank, heading the fixed income division.

    Richard D. Little is the other team leader for the Series. Since January 1998, Mr. Little has served as Co-Manager of Phoenix Equity Opportunities Series of Phoenix Strategic Equity Series Fund, and since June 1998, he has served as Co-Manager of Phoenix Mid-Cap Portfolio of Phoenix Multi-Portfolio Fund. Mr. Little has been Director of Equities with Seneca or GMG/Seneca since December 1989. Before he joined GMG/Seneca, Mr. Little held positions as an analyst, board member, and regional manager with Smith Barney, NatWest Securities, and Montgomery Securities.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES INVESTMENTS
    The Trustees have directed management to ensure that the systems used by service providers (PIC, Seneca and their affiliates) in support of the Series' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, PIC and Seneca have determined that they will be required to modify or replace portions of their software so that their computer systems will properly utilize dates beyond December 31, 1999. PIC and Seneca management believe that the majority of these systems are already Year 2000 compliant. PIC and Seneca believe that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of PIC, Seneca or their affiliates or the Series if such modifications and conversions are not completed timely.

    PIC and Seneca will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the Series and is not expected to have a material impact on the operating results of PIC or Seneca.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
    The financial highlights table is intended to help you understand the Series' financial performance for the past 5 years (or, if shorter, the period of the Series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLC, whose report, along with the Fund's financial statements, are included in (the SAI or annual report), which is available upon request.

                                                                                                                         FROM
                                                                                                                      INCEPTION
                                                                                                                      3/2/98 TO
                                                                                                                       12/31/98
                                                                                                                       --------
Net asset value, beginning of period.............................................................................    $   10.00
Income from investment operations
  Net investment income..........................................................................................         0.01(3,4)
  Net realized and unrealized gain (loss)........................................................................         2.16
                                                                                                                          ----
    Total from investment operations.............................................................................         2.17
                                                                                                                          ----
Less distributions
  Dividends from net investment income...........................................................................        (0.01)
  In excess of net investment income..............................................................................          --
                                                                                                                         ------
    Total distributions..........................................................................................        (0.01)
                                                                                                                         ------
Change in net asset value........................................................................................         2.16
                                                                                                                          ----
Net asset value, end of period...................................................................................    $   12.16
                                                                                                                     =========
Total Return.....................................................................................................        21.75%(2)
Ratios/supplemental data:
  Net assets, end of period (thousands)..........................................................................      $ 7,897
Ratio to average net assets of:
  Operating expenses.............................................................................................         1.05%(1)
  Net investment income..........................................................................................         0.15%(1)
Portfolio turnover rate..........................................................................................         127%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.15 per share.
(4) Computed using average shares outstanding.

RESEARCH ENHANCED INDEX SERIES
--------------------------------------------------------------------------------

INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVE
    The Research Enhanced Index Series has an investment objective to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within the market sectors found in the S&P 500.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] Under normal conditions, the Series will invest at least 80% of its total assets in common stocks and other equity securities.

[diamond] The Series will invest in securities believed by the adviser to be undervalued and which offer growth potential.

[diamond] The Series will evaluate each of the economic sectors represented in the S&P 500

          o   industrial
          o   financial
          o   public utilities
          o   transportation

          and exclude securities in any sector the adviser believes to be extremely overvalued.

PRINCIPAL RISKS
    If you invest in this Series you risk that you may lose your investment.

    The Series will be invested primarily in common stocks, and the value of the Series investments are expected to fluctuate in the same way as the S&P 500 and the stock market generally.

    The Series asset values may be affected by general economic declines, declines in industries and changes in interest rates.

    Share values also may decline if the specific companies selected for Series investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

PERFORMANCE TABLES

    The bar chart and table below provide some indication of the risks of investing in the Research Enhanced Index Series. The bar chart shows changes in the Series' performance from year to year over its life.(1) The table below shows how the Series' average annual returns for one year and the life of the Series compare to those of a broad-based securities market index. The Series' past performance is not necessarily an indication of how the Series will perform in the future.

RESEARCH ENHANCED INDEX SERIES
[graphic omitted]

Calendar Year            Annual Return(%)
    1997                      5.83
    1998                     31.68

(1) The Series's average annual returns in the chart above do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart above, the highest return for a quarter was __% (quarter ending ____________) and the lowest return for a quarter was __% (quarter ending ________________).

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS            ONE        LIFE OF
  (FOR THE PERIOD ENDING 12/31/98)       YEAR       THE FUND(1)
-----------------------------------------------------------------
  Research Enhanced Index Series        31.68%        25.40%
-----------------------------------------------------------------
  S&P 500 Index(2)                      28.76%        23.42%
-----------------------------------------------------------------

(1) Since July 15, 1997.

(2) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index is not available for direct investment.

SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the Series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge Imposed on Purchases                      None
Sales Charge Imposed on Reinvested Dividends           None
Deferred Sales Charge                                  None
Redemption Fee None Exchange Fee                       None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                        .45%
Distribution and Service (12b-1) Fees                  None
Other Expenses                                         .60%
                                               ------------
TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)            1.05%
                                                      =====

(1) Phoenix Investment Council has agreed to reimburse the Series for the amount, if any, by which the Series' operating expenses other than the management fee for any fiscal year exceeds 0.10%. Actual Total Annual Series Operating Expenses after expense reimbursement were .55% for the year ending December 31, 1998.

EXAMPLE
    This example is intended to help you compare the cost of investing in the Series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------
                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
  Research Enhanced
  Index Series              $60       $180      $310      $690
------------------------------------------------------------------

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    Research Enhanced Index Series has an investment objective to seek high total return by investing in a broadly diversified portfolio of equity securities.

PRINCIPAL INVESTMENT STRATEGIES
    The Series invests in a diversified portfolio of securities of large and medium capitalized companies within the market sectors reflected in the S&P 500.

    Under normal market conditions, the Series will invest at least 80% of its total assets in common stocks and other equity securities.

    The Series will invest in securities that the adviser believes to be undervalued and which offer growth potential and an overall volatility of return similar to that of the S&P 500.

    The S&P 500 is a market weighted compilation of 500 common stocks selected on a statistical basis by Standard & Poor's Corporation. The S&P 500 is typically composed of issues in the following sectors:

[diamond] industrial,

[diamond] financial,

[diamond] public utilities, and

[diamond] transportation.

    The Adviser and/or Subadviser will seek to reduce the Series' volatility relative to the S&P 500 by attempting to generally match the Series' equities holdings to various risk characteristics of the S&P 500 such as market capitalization, weightings and diversification. The Subadviser then uses fundamental analysis and systematic stock valuation to exclude stocks within economic sectors which appear to be extremely overvalued.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES

    The Series' primary focus is high total return. The adviser intends to invest Series assets so that your shares increase in value. However, the value of the Series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the Series' investments decreases you will lose money. The value of the Series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they many worsen prospects for others. To the extent that the Series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the Series invests, Series' share values may decline.

    Share values also can decline if the specific companies selected for Series investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES INVESTMENTS
    The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the Series does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the Series.

MANAGEMENT OF THE SERIES

THE ADVISERS
    Phoenix Investment Counsel, Inc. ("PIC") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment adviser for 14 other mutual funds, as subadviser to three additional mutual funds and as adviser to institutional clients. As of December 31, 1998, PIC had $23.9 billion in assets under management. PIC has acted as an investment adviser for over sixty years.

    J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated (JPM & Co.), serves as subadviser to the Research Enhanced Index Series. J.P. Morgan's principal place of business is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan presently serves as an investment manager for corporate, public and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. J.P. Morgan was founded in 1984. JPM & Co., through J.P. Morgan and its other investment management subsidiaries, had approximately $___ billion in assets under management as of December 31, 1998.

    Subject to the direction of the fund's Board of Trustees, PIC is responsible for managing the Series' investment program and J.P. Morgan, as subadviser, is responsible for the day-to-day management of the holdings of the Series. Both PIC and J.P. Morgan manage the Series' assets to conform with the investment policies as described in this prospectus. The Series pays PIC a monthly investment management fee that is accrued daily against the value of that Series' net assets at the rate of 0.45% annually.

    During the Series' last fiscal year, the Series paid total management fees of $218,150. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was ______%.

PORTFOLIO MANAGEMENT
    Mr. Timothy Devlin and Mr. James Wiess are coportfolio managers of the Research Enhanced Index Series and, as such, are primarily responsible for the day-to-day management of the Series' investments. Mr. Devlin has served as a vice president of J.P. Morgan since July 1996 and is a member of the Structured Equity Group where he has the dual responsibilities of client servicing and portfolio management. From 1987 to 1996, he served as first vice president of Mitchell Hutchins where he managed quantitatively-driven equity portfolios for institutional and retail investors. Mr. Wiess is a vice president of J.P. Morgan and is a portfolio manager in the Structured Equity Group where he has the responsibility of portfolio rebalancing and research and development of structured equities. Prior to joining J.P. Morgan in 1992, Mr. Wiess was a stock index arbitrager for seven years at Oppenheimer & Co.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES OPERATIONS
    The Trustees have directed management to ensure that the systems used by service providers (PIC and its affiliates) in support of the Series' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, PIC has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. PIC management believes that the majority of these systems are already Year 2000 compliant. PIC believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of PIC or its affiliates or the Series if such modifications and conversions are not completed timely.

    PIC will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the Series and is not expected to have a material impact on the operating results of PIC.


FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the Series' financial performance for the past 5 years (or, if shorter, the period of the Series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLC, whose report, along with the Fund's financial statements, are included in (the SAI or annual report), which is available upon request.

                                                                                                                        FROM
                                                                                                                     INCEPTION
                                                                                                       YEAR ENDED    7/15/97 TO
                                                                                                        12/31/98      12/31/97
                                                                                                        --------      --------
Net asset value, beginning of period.................................................................  $   10.49    $   10.00
Income from investment operations
  Net investment income (loss).......................................................................       0.12(2)      0.05(2)
  Net realized and unrealized gain (loss)............................................................       3.19         0.54
                                                                                                            ----         ----
    Total from investment operations.................................................................       3.31         0.59
                                                                                                            ----         ----
Less distributions
  Dividends from net investment income...............................................................      (0.12)       (0.05)
  Dividends from net realized gains..................................................................      (0.60)       (0.05)
                                                                                                           ------       ------
    Total distributions..............................................................................      (0.72)       (0.10)
                                                                                                           ------       ------
Change in net asset value............................................................................       2.59         0.49
                                                                                                            ----         ----
Net asset value, end of period.......................................................................  $   13.08    $   10.49
                                                                                                       =========    =========
Total Return.........................................................................................      31.68%        5.83%(3)
Ratios/supplemental data:
  Net assets, end of period (thousands)..............................................................   $ 69,522     $ 30,851
Ratio to average net assets of:
  Operating expenses.................................................................................       0.55%        0.55%(1)
  Net investment income..............................................................................       1.08%        1.46%(1)
Portfolio turnover rate..............................................................................         45%          9%(3)

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.02 per share.
(3) Not annualized.

SCHAFER MID-CAP VALUE SERIES
--------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVE
    Investment objective of the Schafer Mid-Cap Value Series is long-term capital appreciation. Current income is a secondary objective of the Series. There is no guarantee that the Series will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The Series will invest in securities which the Adviser believes to offer the possibility of increase in value.

[diamond] Investments will primarily be in common stocks of established companies having:

          o a strong financial position;
          o a below average price/earnings ratio; and
          o an above average prospective earnings and dividend growth rate.

[diamond] The Series may invest in convertible securities.

[diamond] The Series may invest up to 20% of its total assets in securities of foreign issuers.

PRINCIPAL RISKS
    If you invest in this Series you risk that you may lose your investment.

    The fund will seek to increase the value of your shares by investing in securities the adviser expects to increase in value and to provide current income. Most of the Series' investments will be in common stocks. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected. As a result, the value of your shares may decrease.

    The fund may invest in companies in foreign countries. Political and economic uncertainty as well as relatively less public information about investments may negatively impact the Series' portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

PERFORMANCE TABLES
    The Schafer Mid-Cap Value Series has not had annual returns for one full calendar year. The table below shows how the Series' total return for the life of the Series compares to that of a broad-based securities market index. The Series' past performance is not necessarily an indication of how the Series will perform in the future.

----------------------------------------------------------------
  TOTAL RETURN                                     LIFE OF
  (FOR THE PERIOD ENDING 12/31/98)(1)            THE SERIES(2)
----------------------------------------------------------------
  Schafer Mid-Cap Value Series                     (11.37)%
----------------------------------------------------------------
  S&P 500 Index(3)                                  18.95%
----------------------------------------------------------------

(1) The Series' total return in the table above does not reflect the deduction of any separate account or contract charges. The return would have been lower than that shown if such charges were deducted.

(2) Since March 2, 1998.

(3) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index is not available for direct investment.

SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the Series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge Imposed on Purchases                      None
Sales Charge Imposed on Reinvested Dividends           None
Deferred Sales Charge                                  None
Redemption Fee                                         None
Exchange Fee                                           None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)
Management Fees                                       1.05%
Distribution and Service (12b-1) Fees                  None
Other Expenses                                         .26%
                                               ------------

TOTAL ANNUAL SERIES' OPERATING EXPENSES(1)            1.31%
                                                      =====

(1) The Series' investment adviser has agreed to reimburse through December 31, 1999 the Schafer Mid-Cap Value Series' expenses other than management fees to the extent that such expenses exceed 0.15%. Actual total Annual Series Operating Expenses after expense reimbursement were 1.20% for the year ending December 31, 1998.

EXAMPLE
    This example is intended to help you compare the cost of investing in the Series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------
                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
  Schafer Mid-Cap Value
  Series                    $12       $38       $66       $145
------------------------------------------------------------------

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    Phoenix Schafer Mid-Cap Value Series has an investment objective of long-term capital appreciation. Current income is a secondary investment objective.

    The Series will invest in securities the adviser believes offer the possibility of increase in value. The adviser will choose from securities which satisfy three basic criteria:

[diamond] established companies having a strong financial position;

[diamond] price/earnings ratio below major market indices, such as the S&P 500;
          and

[diamond] prospective earnings and dividend growth rates above average rates for major market indices.

    Once a security is purchased the Series will generally hold it until it no longer meets the financial or valuation criteria.

    The Series also may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. A convertible security entitles the owner to receive interest paid or accrued on a debt security or dividends paid on preferred stock until the security matures or is converted to common stock. Convertible securities have several unique investments characteristics, such as:

[diamond] higher yields than common stocks but lower than comparable nonconvertible securities;

[diamond] typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

[diamond] the potential for capital appreciation if the market price of the underlying common stock increases.

    The Series may invest up to 20% of its net assets in securities of foreign (non-U.S.) issuers. The Series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging market countries.

    If the adviser is unable to identify attractive equity investments consistent with the Series' principal strategies, the Series may hold on to cash or invest without limit in cash equivalents, such as U.S. government securities and high grade commercial paper. When this happens, the fund may not achieve its investment objective.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The Series' focus is long-term capital appreciation. The adviser intends to invest Series assets so that your shares increase in value. However, the value of the Series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the Series' investments decreases you will lose money. The value of the Series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they many worsen prospects for others. To the extent that the Series' investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the Series invests, Series share values may decline. Share values also can decline if the specific companies selected for Series investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

    In addition to these general risks of investing in the Series, there are several specific risks of investing in the Series that you should note.

SMALL MARKET CAPITALIZATION INVESTING
    The Series may invest in some smaller companies. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

FOREIGN INVESTING
    The Series may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

[diamond] differences in accounting, auditing and financial reporting standards;

[diamond] generally higher commission rates on foreign portfolio transactions;

[diamond] differences and inefficiencies in transaction settlement systems;

[diamond] the possibility of expropriation or confiscatory taxation;

[diamond] adverse changes in investment or exchange control regulations;

[diamond] political instability; and

[diamond] potential restrictions on the flow of international capital.

    Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio.

    Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the Series.

    Many of the foreign securities held by the Series will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY
    Portions of the Series' assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

    Effective January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the Series to certain risks, including the reliability and timely reporting of pricing information of the Series' portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the Series' portfolio:

[diamond] Known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

[diamond] Competitive implications of increased price transparency of European
          Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

[diamond] Issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

[diamond] Currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

[diamond] Potential tax consequences.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES INVESTMENTS
    The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the Series does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the Series.

MANAGEMENT OF THE SERIES

THE ADVISER
    Phoenix Investment Counsel, Inc. ("PIC") is the investment adviser to the Series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment adviser for 14 mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, PIC had $23.9 billion in assets under management. PIC has acted as an investment adviser for over sixty years.

THE SUBADVISER
    Schafer Capital Management, Inc. ("Schafer") serves as subadviser to the Series. Schafer's principal place of business is located at 101 Carnegie Center, Suite 107, Princeton, New Jersey. Schafer has been engaged in the investment management business since 1981, specializing in long-term investing in the equity markets. As of December 31, 1998, Schafer had approximately $___ billion in assets under management.

    Subject to the direction of the fund's Board of Trustees, PIC is responsible for managing the Series' investment program and the day-to-day management of the Series' portfolio. PIC manages the Series' assets to conform with the investment policies as described in this prospectus. The Series pays PIC a monthly investment management fee that is accrued daily against the value of that Series' net assets at the rate of 1.05% annually.

    The total advisory fees of 1.05% of the aggregate net assets of the Series is greater than that paid by most funds; however, the Board of Trustees of the Series has determined that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the Series.

    During the Series' last fiscal year, the Series paid total management fees of $46,644. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was ______%.

PORTFOLIO MANAGEMENT
    Mr. David K. Schafer is the portfolio manager for the Schafer Mid-Cap Value Series and, as such, is primarily responsible for the day-to-day management of the Series' portfolio. Mr. Schafer has been in the investment management business for more than twenty-five years. Mr. Schafer is the president of Schafer Capital Management, Inc. and is also portfolio manager for the Strong Schafer Value Fund. Mr. Schafer was a securities analyst, first for Arnold Bernhard & Co., Inc., publisher of The Value Line Investment Survey, from June 1966 to June 1968; for J & W Seligman & Co. from June 1968 to December 1970; and for Fariston Management Corp., from January 1971 to November 1972, he joined the treasury department of INCO Ltd. to supervise that company's pension assets, and in 1974 he began managing a portion of those assets himself. In 1981, Mr. Schafer left INCO Ltd. to found Schafer Capital Management.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES INVESTMENTS
    The Trustees have directed management to ensure that the systems used by service providers (PIC and its affiliates) in support of the Series' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, PIC has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. PIC management believes that the majority of these systems are already Year 2000 compliant. PIC believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of PIC or its affiliates or the fund if such modifications and conversions are not completed timely.

    PIC will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the Series and is not expected to have a material impact on the operating results of PIC.


FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the Series' financial performance for the past 5 years (or, if shorter, the period of the Series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLC, whose report, along with the Fund's financial statements, are included in (the SAI or annual report), which is available upon request.

                                                                                                                         FROM
                                                                                                                      INCEPTION
                                                                                                                      3/2/98 TO
                                                                                                                       12/31/98
                                                                                                                       --------
Net asset value, beginning of period.............................................................................    $   10.00
Income from investment operations
  Net investment income (loss)...................................................................................         0.03(3,4)
  Net realized and unrealized gain (loss)........................................................................        (1.16)
                                                                                                                         ------
    Total from investment operations.............................................................................        (1.13)
                                                                                                                         ------
Less distributions
  Dividends from net investment income...........................................................................        (0.03)
  In excess of net investment income.............................................................................          --
                                                                                                                         ------
    Total distributions..........................................................................................        (0.03)
                                                                                                                         ------
Change in net asset value........................................................................................        (1.16)
                                                                                                                         ------
Net asset value, end of period...................................................................................    $    8.84
                                                                                                                     =========
Total Return.....................................................................................................       (11.37)%(2)
Ratios/supplemental data:
  Net assets, end of period (thousands)..........................................................................      $ 7,896
Ratio to average net assets of:
  Operating expenses.............................................................................................         1.20%(1)
  Net investment income..........................................................................................         0.52%(1)
Portfolio turnover rate..........................................................................................          21%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.11 per share.
(4) Computed using average shares outstanding.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The Fund may not invest more than 25% of the assets of any one Series in any one industry (except that the Money Market and Allocation Series may invest more than 25% of their assets in the banking industry and the Real Estate Series may invest at least 75% of its assets in the real estate industry). If the Fund makes loans of the portfolio securities of any Series, the market value of the securities loaned may not exceed 25% of the market value of the total assets of such Series.

    In addition to the investment restrictions described above, each Series' investment program is subject to further restrictions which are described in the Statement of Additional Information. The restrictions for each Series are fundamental and may not be changed without shareholder approval.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

    Each Series pays brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Series and thus indirectly by its shareholders. It also may result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. The rate of portfolio turnover is not a limiting factor when the Adviser deems changes appropriate. It is anticipated that the turnover rate for the Enhanced Index, Nifty Fifty, Seneca Mid-Cap, Growth & Income, Value and Schafer Mid-Cap Series generally will not exceed 100%. Although securities for the Theme Series are not purchased for the short-term, the Adviser's strict sell discipline may result in rates of portfolio turnover equivalent to those identified by the SEC as appropriate for capital appreciation funds with substantial short-term trading. The Adviser's approach dictates that underperforming securities and securities not consistent with prevailing themes will be sold. Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Series' securities (excluding short-term securities). The turnover rate may vary greatly from year to year and may be affected by cash requirements for redemptions of shares of a Series and by compliance with provisions of the Internal Revenue Code, relieving investment companies which distribute substantially all of their net income from federal income taxation on the amounts distributed. The rates of portfolio turnover for each Series (other than the Money Market, Nifty Fifty, Seneca Mid-Cap, Growth & Income, Value and Schafer Mid-Cap Series) are set forth under "Financial Highlights." For more information regarding the consequences related to a high portfolio turnover rate, see "Portfolio Transactions and Brokerage" and "Dividends, Distributions and Taxes" in the Statement of Additional Information.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    The Fund is a mutual fund, technically known as an open-end, diversified investment company. The Board of Trustees supervises the business affairs and investments of the Fund, which is managed on a daily basis by the Fund's investment advisers. The Fund was organized as a Massachusetts business trust on February 18, 1986. The Fund issues shares of beneficial interest in 15 Series. The Statement of Additional Information contains a list of the members of the Board of Trustees and the officers of the Fund.

SHARES OF BENEFICIAL INTEREST
--------------------------------------------------------------------------------

    The Fund currently has fifteen Series of shares of beneficial interest. Shares (including fractional shares) of each Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to that Series. All voting rights of the Accounts as shareholders are passed through to the Contract Owners and Policyowners. Shareholders of all Series currently vote on the election of Trustees and other matters. On matters affecting an individual Series (such as approval of an Investment Advisory Agreement or a change in fundamental investment policies), a separate vote of that Series is required.

    Fund shares attributable to any Phoenix, PHL Variable or PLAC assets and Fund shares for which no timely instructions from Contract Owners or Policyowners are received will be voted by Phoenix, PHL Variable and PLAC in the same proportion as those shares in that Series for which instructions are received.

    Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights.

    The assets received by the Fund for the issue or sale of shares of each Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such Series, and constitute the underlying assets of such Series. The underlying assets of each Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular Series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

    Unlike the stockholders of a corporation, there is a possibility that the Accounts as shareholders of a business trust such as the Fund may be liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of the Accounts, as shareholders, incurring loss because of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Phoenix, PHL Variable and PLAC, as the sole shareholders, have a fiduciary duty to bear this risk and Contract Owners and Policyowners are fully and completely insulated from risk.

NET ASSET VALUE
--------------------------------------------------------------------------------

    The net asset value per share of each Series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. The net asset value per share of a Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series.

    The Series' investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of less than 61 days are valued at amortized cost, which the Trustees have determined approximates market. For further information about security valuations, see the Statement of Additional Information

TAXES
--------------------------------------------------------------------------------

    The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code") and so qualified for its last taxable year. In addition, the Fund intends to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Fund intends to distribute sufficient income to avoid imposition of any Federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the Accounts. The International and Asia Series may incur liability for foreign income and withholding taxes on investment income. The International and Asia Series intend to qualify for, and may make, an election permitted under the Code to enable the shareholder Accounts (and therefore Phoenix) to claim a credit or deduction on Phoenix's income tax return for the Accounts' pro rata share of the income and withholding taxes paid by the International and Asia Series to foreign countries. Phoenix also will treat the foreign income taxes paid by the Series as income. Contract Owners and Policyowners will not be required to treat the foreign income taxes paid by the Series as income or be able to claim a credit or deduction for these taxes on their income tax returns. For a discussion of the taxation of the Accounts, see "Federal Tax Considerations" included in the Accounts' Prospectuses.

    Although the Real Estate Series may be a nondiversified portfolio, the Fund intends to comply with the diversification and other requirements of the Code applicable to "regulated investment companies" so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. Accordingly, the Real Estate Series will insure that no more than 25% of its total assets would be invested in the securities of a single issuer and that at least 50% of its total assets is represented by cash and cash items and other securities limited in respect of any one issuer to an amount no greater than 5% of the total value of the assets of the Series.

    In addition, if the Real Estate Series has rental income or income from the disposition of real property acquired as a result of a default on securities the Real Estate Series may own, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

APPENDIX
--------------------------------------------------------------------------------

A-1 AND P-1 COMMERCIAL PAPER RATINGS
    The Money Market Series will invest only in commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's.

    Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

    The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


MOODY'S  CORPORATE BOND RATINGS
    AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P'S CORPORATE BOND RATINGS
    AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

    AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

    A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

    BB-B-CCC-CC--Bonds rated BB, B, CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirement.

    B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

    CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

    CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

    C--Bonds are in imminent default in payment of interest or principal.

    D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Inquiries and requests for the Statement of Additional
Information and the Annual Report to Shareholders should be directed in writing to Phoenix Variable Products Mail
Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephoning VPO at (800) 447-4312.

                                     PART B

                                           THE PHOENIX EDGE SERIES FUND

HOME OFFICE:                                                                                              PHOENIX VARIABLE PRODUCTS
                                                                                                          MAIL OPERATIONS ("VPMO"):

101 Munson Street                                                                                                     P.O. Box 8027
Greenfield, Massachusetts                                                                                     Boston, MA 02266-8027

                                        STATEMENT OF ADDITIONAL INFORMATION

                                                    May 1, 1999

    This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read together with the Fund's current Prospectus, dated May 1, 1999, which may be obtained by calling Variable Products Operations ("VPO") at (800) 447-4312, or by writing to VPMO.


                                                ------------------

                                                TABLE OF CONTENTS*

                                                                                                                                PAGE
                                                                                                                                ----

    The Phoenix Edge Series Fund .............................................................................................    2

    Investment Policies ......................................................................................................    2

    Investment Restrictions (73)..............................................................................................   14

    Portfolio Turnover (73)...................................................................................................   15

    Management of the Fund (73)...............................................................................................   16

    Investment Advisers ......................................................................................................   24

    Custodian ................................................................................................................   27

    Foreign Custodian.........................................................................................................   27

    Independent Accountants...................................................................................................   27

    Brokerage Allocation .....................................................................................................   27

    Determination of Net Asset Value (74).....................................................................................   28

    Investing In the Fund ....................................................................................................   28

    Redemption of Shares .....................................................................................................   29

    Taxes (74)................................................................................................................   29

    Financial Statements......................................................................................................   30



    * Numbers in parentheses are cross-references to related pages of the Prospectus.

THE PHOENIX EDGE SERIES FUND
--------------------------------------------------------------------------------
    The Phoenix Edge Series Fund (the "Fund") is an open-end investment company as defined in the Investment Company Act of 1940. It was formed on February 18, 1986 as a Massachusetts business trust and commenced operations on December 5, 1986. Shares in each Series of the Fund are available only to certain insurance company separate accounts.

    The Phoenix Home Life Variable Accumulation Account is a separate account of Phoenix Home Life Mutual Insurance Company ("Phoenix") created on June 21, 1982.

    The Phoenix Home Life Variable Universal Life Account is a separate account of Phoenix created on June 17, 1985.

    The PHL Variable Accumulation Account is a separate account of PHL Variable Insurance Company ("PHL Variable") formed on December 7, 1994.

    The Phoenix Life and Annuity Variable Universal Life Account is a separate account of Phoenix Life and Annuity Company ("PLAC") formed in March 1996.

    The executive offices of the Accounts, Phoenix, PHL Variable and PLAC are located at One American Row, Hartford, Connecticut. The Accounts own the majority of the shares of the Fund.

INVESTMENT POLICIES
--------------------------------------------------------------------------------
    The investment objectives and policies of each Series are described in the "Investment Objectives and Policies" section of the Prospectus. The following specific policies supplement the information contained in that section of the Prospectus.

MONEY MARKET INSTRUMENTS
    Certain money market instruments used extensively by the Money Market and Allocation Series are described below. They also may be used by the International, Real Estate, Theme, Enhanced Index and Asia Series and may be used by the other Series to a very limited extent to invest otherwise idle cash, or on a temporary basis for defensive purposes.

    Repurchase Agreements. Repurchase Agreements are agreements by which a Series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. In fact, such a transaction is a loan of money to the seller of the securities.

    A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the accounts of the custodian of the Fund maintained in a central depository or book-entry system or by physical delivery of the securities to the Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

    Even though repurchase transactions usually do not impose market risks on the purchasing Series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

    U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have maturity of greater than five years.

    Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives and the U.S. Postal Service. Securities issued or guaranteed by the Export-Import Bank of the United States, Farmer's Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration and Small Business Administration are supported by the full faith and credit of the U.S. Treasury. Securities issued or guaranteed by Federal National Mortgage Association and Federal Home Loan Banks are supported by the right of the issuer to borrow from the Treasury. Securities issued or guaranteed by the other agencies or instrumentalities listed above are supported only by the credit of the issuing agency.

    Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

    Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

    Bankers' Acceptances. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

    Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

    Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

    All of the Money Market Series' investments will mature in 397 days or less and will have a weighted average age of not more than 90 days. By limiting the maturity of its investments, the Series seeks to lessen the changes in the value of its assets caused by market factors. This Series, consistent with its investment objective, will attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. It is expected that the Series' portfolio transactions generally will be with issuers or dealers in money market instruments acting as principal. Accordingly, this Series will normally not pay any brokerage commissions.

    The value of the securities in the Money Market Series' portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the period of time remaining to maturity of the security. Long-term obligations may fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold at a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate. Substantial withdrawals of the amounts held in the Money Market Series could require it to sell portfolio securities at a time when a sale might not be favorable. The value of a portfolio security also may be affected by other factors, including factors bearing on the credit-worthiness of its issuer. A more detailed discussion of amortized cost is contained under "Determination of Net Asset Value."

ALLOCATION SERIES: MARKET SEGMENT INVESTMENTS AND TRADING
    Market Segment Investments. The Allocation Series seeks to achieve its investment objective by investing in the three market segments of stocks, bonds and money market instruments described below.

[diamond] STOCK--common stocks and other equity-type securities such as preferred stocks, securities convertible into common stock and warrants;

[diamond] BONDS--bonds and other debt securities with maturities generally exceeding one year, including:

          o publicly offered straight debt securities having a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or
            BBB) or, if unrated, those publicly offered straight debt securities which are judged by the Account to be of equivalent quality to securities so rated;

          o obligations issued, sponsored, assumed or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

          o obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A) and do not exceed 25% of the Allocation Series' total assets;

          o publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the three highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A), and certificates of deposit of such banks; and

          o high yield, high risk fixed income securities (commonly referred to as "junk bonds") having a rating below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation or unrated securities of comparable quality provided such securities do not exceed 5% of the Allocation Series' total assets.

[diamond[ MONEY MARKET--money market instruments and other debt securities with maturities generally not exceeding one year, including:

          o those money market instruments described in this Statement of Additional Information; and

          o reverse repurchase agreements with respect to any of the foregoing obligations. Reverse repurchase agreements are agreements in which the Series, as the seller of the securities, agrees to repurchase them at an agreed time and price. This transaction constitutes a borrowing of money by the seller of the securities. The Series will maintain sufficient funds in a segregated account with its Custodian to repurchase securities pursuant to any outstanding reverse repurchase agreement. The Series is required to maintain at all times asset coverage of at least 300% for all obligations under reverse repurchase agreements.

    Trading. In order to achieve the Series' investment objective, the timing and amounts of purchases and sales of particular securities and particular types of securities (i.e., common stock, debt, money market instruments) will be of significance. As a result, the Allocation Series intends to use trading as a means of managing the portfolio of the Series in seeking to achieve its investment objective. Trading is used primarily in anticipation of, or in response to, market developments or to take advantage of yield disparities. The Adviser will engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the Adviser's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. Such trading places a premium on the Adviser's ability to obtain relevant information, evaluate it properly and take advantage of its evaluations by completing transactions on a favorable basis. If the Adviser's evaluations and expectations prove to be incorrect, the Series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs, but, as explained above, will be engaged in when the Adviser believes that the result of the trading, net of transaction costs, will benefit the Series. Purchases and sales of securities will be made, whenever necessary in the Adviser's view, to achieve the total return investment objective of the Series without regard to the resulting brokerage costs.

    In addition to the traditional investment techniques for purchasing and selling and engaging in trading, the Allocation Series may enter into financial futures and options contracts.

ENHANCED INDEX SERIES
    The investment strategy of the Enhanced Index Series is to earn a total return modestly in excess of the total return performance of the S&P 500 (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500. The Series is appropriate for investors who seek a modestly enhanced total return relative to that of large- and medium-sized U.S. companies typically represented in the S&P 500. The Portfolio intends to invest in securities of approximately 350 issuers, which securities are rated by the Series' Subadviser to have above average expected returns.

    The Series' seeks to achieve its investment objective through fundamental analysis, systematic stock valuation and disciplined portfolio construction.

[diamond]  Fundamental research: The Series' Subadviser's approximately 25 domestic equity analysts, each an industry specialist with an average of approximately 12 years experience, follow over 900 predominantly large- and medium-sized U.S. companies--approximately 550 of which form the universe for the Series' investments. A substantial majority of these companies are issuers of securities which are included in the S&P 500. The analysts' research goal is to forecast normalized, longer-term earnings and dividends for the companies that they cover.

[diamond]  Systematic valuation: The analysts' forecasts are converted into comparable expected returns by a dividend discount model, which calculates thoseexpected returns by solving for the rate of return that equates the company's current stock price to the present value of its estimated long-term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles; those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

[diamond]  Disciplined portfolio construction: A diversified portfolio is constructed using disciplined buy and sell rules. Sector weightings will generally approximate those of the S&P 500. The Series will normally be principally comprised, based on the dividend discount model, of stocks in the first four quintiles. Finally, the Series holds a large number of stocks to enhance its diversification.

    Under normal market circumstances, the Series' Adviser will invest at least 80% of its net assets in equity securities consisting of common stocks and other securities with equity characteristics such as trust interests, limited partnership interests, preferred stocks, warrants, rights and securities convertible into common stock. The Series' primary equity investments will be the common stock of large- and medium-sized U.S. companies with market capitalizations above $1 billion. Such securities will be listed on a national securities exchange or traded in the over-the-counter market. The Series may invest in similar securities of foreign corporations, provided that the securities of such corporations are included in the S&P 500.

    The Series intends to manage its portfolio actively in pursuit of its investment objective. Since the Series has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective.

FINANCIAL FUTURES AND RELATED OPTIONS
    The Allocation, Value, Growth & Income, Seneca Mid-Cap and Balanced Series may enter into financial futures contracts for the purchase or sale of debt obligations which are traded on exchanges that are licensed and regulated by Commodity Futures Trading Commission.

    A futures contract on a debt obligation is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standard face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a Series will legally obligate itself to accept delivery of the underlying security and pay the agreed price. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Fund.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures positions taken by a Series usually would be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

    The purpose of hedging in debt obligations is to establish more certainty than otherwise would be possible in the effective rate of return on portfolio securities. A Series might, for example, take a "short" position in the futures markets by entering into contracts for the future delivery of securities held by it in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. When hedging of this type is successful, any depreciation in the value of securities will be substantially offset by appreciation in the value of the futures position. On the other hand, a Series might take a "long" position by entering into contracts for the future purchase of securities. This could be done when the Series anticipated the future purchase of particular debt securities but expects the rate of return then available in the securities market to be less favorable than rates that are currently available in the futures markets.

    A Series will incur brokerage fees in connection with its financial futures transactions, and will be required to deposit and maintain funds with its custodian in its own name as margin to guarantee performance of its future obligations.

    While financial futures would be traded to reduce certain risks, futures trading itself entails certain other risks. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the debt securities which are the subject of such contracts. In addition, the market price of futures contracts may be affected by certain factors, such as the closing out of futures contracts by investors through offsetting transactions, margin, deposit and maintenance requirements, and the participation of speculators in the futures market. Another risk is that there may not be a liquid secondary market on an exchange or board of trade for a given futures contract or at a given time, and in such event it may not be possible for the Series to close a futures position. Finally, successful use of futures contracts by a Series is subject to the Adviser's ability to correctly predict movements in the direction of interest rates and other factors affecting the market for debt securities. Thus, while a Series may benefit from the use of such contracts, the operation of these risk factors may result in a poorer overall performance for the Series than if it had not entered into any futures contract.

    A Series is required to maintain, at all times, an asset coverage of at least 300% for all of its borrowings, which include obligations under any financial futures contract on a debt obligation or reverse repurchase agreement. In addition, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the Series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets. A futures contract for the receipt of a debt obligation will be offset by any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily held in a segregated account with the custodian bank for the Series in an amount sufficient to cover the cost of purchasing the obligation.

    International, Enhanced Index, Value, Seneca Mid-Cap, Growth & Income and Asia Series. The International, Enhanced Index, Value, Seneca Mid-Cap, Growth & Income and Asia Series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase or in the exchange rate of foreign currencies. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market.

    Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

    The Series may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase or exchange board-traded put and call options on financial futures contracts.

    The Series will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, it will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of the purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract, minus the initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Series may enter into financial futures contracts and related options also may be limited by requirements of the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company.

    Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser or Subadviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case the Series' return might have been greater had hedging not taken place. There also is the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the Series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Series while the purchase or sale of the contract would not have resulted in a loss.

    Theme Series. The Theme Series may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Series' portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Series may wish to buy in the future by purchasing futures contracts.

    The Theme Series may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, 3-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500. A clearing corporation associated with the New York Stock Exchange ("NYSE") or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

    In contrast to the situation when such Series purchases or sells a security, no security is delivered or received by the Series upon the purchase or sale of a financial futures contract. Initially, this Series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

    The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. In the case of a call, this amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, or, in the case of a put, is less than the exercise price of the option on the futures contract. For more information regarding options, see below.

    Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

    The Theme Series will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

OPTIONS
    MONEY MARKET, GROWTH, BALANCED, INTERNATIONAL, MULTI-SECTOR, ALLOCATION, THEME, ENHANCED INDEX, SENECA MID-CAP, GROWTH & INCOME, VALUE AND ASIA SERIES:
    Writing Covered Call Options. The Multi-Sector, Money Market, Growth, Balanced, Allocation, Theme, Enhanced Index, International, Seneca Mid-Cap, Growth & Income, Value and Asia Series may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange.

    A call option gives the holder the right to buy a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to sell the underlying security to the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised. The seller of the call option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligations under the option contract and thereby foregoing the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except insofar as the premium represents such a profit).

    A call option may be purchased to terminate a call option previously written. The premium paid in connection with the purchase of a call option may be more than, equal to or less than the premium received upon writing the call option which is being terminated.

    When a Series writes a covered call option, an amount equal to the premium received by it is included in assets of the Series offset by an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. Market value is the last sale price of the options on the NYSE on which it is traded or, in absence of a sale, the mean between last bid and offer prices. If an option which the Series has written either expires or enters into a closing purchase transaction, the Series realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

    In order to maintain its qualification as a regulated investment company under Subchapter M of the Code, the Fund intends to limit gains from the sale of securities held or deemed held for less than three months to less than 30% of annual gross income. Accordingly, the Fund may be restricted in the selling of securities which have been held less than three months, in the writing of options on securities into which convertible securities are convertible, in the writing of options on securities which have been held for six months or less, in the writing of options which expire in less than three months and in purchasing options to terminate options which it wrote within the preceding three months. In this regard, the Fund can minimize the possibility of a suspended holding period for purposes of the 30 percent rule to the extent the Fund limits its covered call writing to options with more than 30 days to expiration that are not "deep in the money" and that satisfy certain other requirements such that they will constitute "qualified covered call options" as defined in Section 1092(c)(4)(B) of the Code, as recently enacted.

    An option is generally considered to be "in the money" if the striking price under the option is less than the currently prevailing price of the stock covered by the option so that there is a built-in discount or intrinsic value to the option. Section 1092(c)(4) of the Internal Revenue Code sets forth complex rules defining options which are "deep in the money." These rules vary in their application depending upon the prevailing stock price and the stock price under option contracts available in the market, but are designed to provide objective rules to classify as "deep in the money" options those options whose primary value is attributable to their built-in discount or intrinsic value.

    Premium income earned with respect to a qualified covered call option contract which lapses or experiences gain or loss from such an option contract which is closed out (other than by exercise) generally will be short-term capital gain or loss. Further, gain or loss with respect to the exercise of such an option contract generally will be short-term or long-term depending upon the actual or deemed holding period of the underlying security. However, any loss realized from writing a "qualified covered call option" which has a strike price that is less than the applicable security price as defined in Section 1092(c)(4)(G) of the Code will be treated as a long-term capital loss, if gain from the sale of the underlying security at the time the loss is realized would be long-term capital gain. Also, with respect to such options, the holding period of the underlying security will not include any period during which the Fund has an outstanding written option.

    Buying Call and Put Options. The Allocation, Balanced, Enhanced Index, Value, Growth & Income, Seneca Mid-Cap and Theme Series may buy national exchange-traded call and put options on equity and debt securities and on various stock market indexes. The Money Market, Growth and Multi-Sector Series may purchase a call option only to terminate a call option previously written. (See "Writing Covered Call Options" above for a description of call options.)

    A put option on equity or debt securities gives the holder the right to sell such a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to buy the underlying security from the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised.

    Call and put options on stock market indexes operate the same way as call and put options on equity or debt securities except that they are settled in cash. In effect, the holder of a call option on a stock market index has the right to buy the value represented by the index at a specified price for a stated period of time. Conversely, the holder of a put option on a stock market index has the right to sell the value represented by the index for a specified price for a stated period of time. To be settled in cash means that if the option is exercised, the difference in the current value of the stock market index and the exercise value must be paid in cash. For example, if a call option was bought on the XYZ stock market index with an exercise price of $100 (assuming the current value of the index is 110 points, with each point equal to $1.00), the holder of the call option could exercise the option and receive $10 (110 points minus 100 points) from the seller of the option. If the index equals 90 points, the holder of the option receives nothing.

    The seller of an option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligation under the option contract. In the case of call options, the premium compensates the seller for the loss of the opportunity to profit from any increase in the value of the security or the index. The premium to a seller of a put option compensates the seller for the risk assumed in connection with a decline in the value of the security or index.

    A Series may close an open call or put option position by selling a call option, in the case of an open call position, or a put option, in the case of an open put option, which is the same as the option being closed. The Series will receive a premium for selling such an option. The premium received may be more than, equal to or less than the premium paid by the Series when it bought the option which is being closed.

    Immediately after entering into an opening option position the total value of all open option positions based on exercise price will not exceed ten percent (10%) of the Allocation or Balanced Series' total assets. The premium paid by the Series for the purchase of a call or a put option and the expiration or closing sale transaction with respect to such options are treated in a manner analogous to that described above, except there is no liability created to the Series. The premium paid for any such option is included in assets and marked to the market value on a current basis. If the options expire, the Series will realize a short-term loss on the amount of the cost of the option. If a purchased put or call option is closed out by the Series entering into a closing sale transaction, the Series will realize a short-term gain or loss, depending upon whether the sale proceeds from the closing sale transaction are greater or less than the cost of the put or call option.

     INTERNATIONAL, THEME, ENHANCED INDEX, SENECA MID-CAP,
VALUE, GROWTH & INCOME AND ASIA SERIES:
    To promote their objectives, the International, Theme, Enhanced Index, Seneca Mid-Cap, Value, Growth & Income and Asia Series may write covered call options and purchase call and put options on securities. In addition, the Series may write secured put options and enter into option transactions on foreign currency.

    Writing (Selling) Call and Put Options. A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the options depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

    The Series may write exchange-traded call options on its securities. Call options may be written on portfolio securities and on securities indices and on foreign currencies. The Series may, with respect to securities and foreign currencies, write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the Series will own the underlying securities or other securities that are acceptable for escrow at all times during the option period. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for escrow. The Series may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contract.

    The Series will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

    During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Series' ability to close out options it has written.

    During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a Portfolio's ability to close out options it has written.

    Purchasing Call and Put Options, Warrants and Stock Rights. The International, Theme, Enhanced Index, Growth & Income and Asia Series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities and securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Series will invest in call and put options whenever, in the opinion of the Adviser or Subadviser, a hedging transaction is consistent with its investment objectives. The Series may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the Series may lose the premium it paid plus transaction costs.

    Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. The International, Theme, Enhanced Index, Growth & Income and Asia Series intend to invest up to 5% of their respective net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

    Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by the Adviser or Subadviser and verified in appropriate cases.

    A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the International Series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer.

Similarly, a purchaser of an OTC put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

    The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. Although the Subadviser has found that dealers with which they will engage in OTC options transactions are generally agreeable to and capable of entering into closing transactions, the Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the International Series.

    The Fund will engage in OTC options transactions only with dealers that meet certain credit and other criteria established by the Board of Trustees of the Fund. The Fund and the Adviser believe that the approved dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. The Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus a "liquidity charge" related to OTC options written by the Fund in illiquid securities plus any other portfolio securities considered to be illiquid, would exceed 10% of the Fund's total assets. The "liquidity charge" referred to above is computed as described below.

    The Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements the Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

FOREIGN SECURITIES
    The International and Asia Series will purchase foreign securities as discussed above. In addition, the other Series may invest up to 25% (up to 35% for the Theme Series, 20% for the Seneca Mid-Cap and Schafer Mid-Cap Series and typically less than 5% for the Nifty Fifty Series) of total net asset value in foreign securities. The Multi-Sector Series may invest up to 50% of total net asset value in foreign debt securities. The Series, other than the International, Theme, Multi-Sector and Asia Series, will purchase foreign debt securities only if issued in U.S. dollar denominations. The Enhanced Index Series may invest in securities of foreign corporations, provided that such securities are included in the S&P 500 or traded on a U.S. exchange.

    The foreign debt securities in which the Series may invest are issued by foreign issuers in developed countries considered creditworthy by the Adviser and in so-called emerging market countries. The Series will invest in government obligations supported by the authority to levy taxes sufficient to ensure the payment of all principal and interest due on such obligations. Because foreign government obligations, like U.S. government obligations, are generally guaranteed as to principal and interest by the government issuing the security, the principal risk of investing in foreign government obligations is that the foreign government will not or will be unable to, meet its obligations. The Series also may purchase securities of nongovernmental issuers considered creditworthy by the Adviser.

    While the International, Theme, Multi-Sector and Asia Series may purchase foreign debt securities denominated in foreign currencies ("non-U.S. dollar securities"), the amount invested in such non-U.S. dollar securities may vary depending on the relative yield of such securities, the relative strength of the economies and the financial markets of such countries, the relative interest rates available in such countries and the relationship of such countries' currencies to the U.S. dollar. Investments in non-U.S. dollar securities and currency will be evaluated on the basis if fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

FOREIGN CURRENCY TRANSACTIONS
    For each Series investing in foreign securities, the value of the assets of such Series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Series may incur costs in connection with conversions between various currencies. A Series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. At the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the Series' initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

    When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Series is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The International and Asia Series also may hedge their foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

    When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Series' portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

    It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Series to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver.

    If the Series retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series would realize gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Series will have to convert holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

ZERO AND DEFERRED COUPON DEBT SECURITIES
    The Multi-Sector and Seneca Mid-Cap Series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations) or until maturity ("zero coupon" obligations). Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are purchased by the Series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the Series' shares may decline more as a result of an increase in interest rates than would be the case if the Series did not invest in deferred or zero coupon bonds.

REAL ESTATE INVESTMENT TRUSTS
    As described in the Prospectus, the Real Estate Series intends under normal conditions to invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

    REITs generally can be classified as follows:

[diamond] Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

[diamond] Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

[diamond[ Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

    REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments. A shareholder in the Real Estate Series should realize that by investing in REITs indirectly through the Series, he will bear not only his proportionate share of the expenses of the Series but also, indirectly, similar expenses of underlying REITs.

DEBT SECURITIES
    Up to 25% of the Real Estate Series total assets may be invested in debt securities (which include for purposes of this investment policy convertible debt securities which PRS believes have attractive equity characteristics). The Real Estate Series may invest in debt securities rated BBB or better by S&P or Baa or better by Moody's or, if not rated, are judged to be of comparable quality as determined by PRS. In choosing debt securities for purchase by the Portfolio, PRS will employ the same analytical and valuation techniques utilized in managing the equity portion of the Real Estate Series holdings (see "Investment Advisory and Other Services") and will invest in debt securities only of companies that satisfy PRS' investment criteria.

    The value of the Real Estate Series investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase, and when interest rates rise, the values of such securities generally can be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

CONVERTIBLE SECURITIES
    Each Series may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specific price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as
(1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value then the underlying stock since they have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each Series' assets may be invested in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Such securities present greater credit and market risks than investment grade securities. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Series is called for redemption, the Series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

REPURCHASE AGREEMENTS
    The Money Market, Real Estate, International, Theme, Enhanced Index, Nifty Fifty, Seneca Mid-Cap, Schafer Mid-Cap, Growth & Income, Value and Asia Series may invest in repurchase agreements. However, no more than 10& of a Series' net assets will be invested in repurchase agreements having maturities of more than seven days. A repurchase agreement is a transaction where a Series buys a security at one price and the seller simultaneously agrees to buy that same security back at a higher price. Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the Board of Trustees and the Adviser, acting at the Board's direction, to be creditworthy. In addition, the repurchase agreements are fully collateralized by the underlying instrument and are marked to market every business day. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction.

JUNK BONDS
    The Multi-Sector, International and Allocation Series may invest up to 50%, 10% and 5%, respectively, of total net assets in noninvestment grade debt securities. The market prices of such lower-rated securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher-rated securities. Additionally, there is a greater possibility that an adverse change in the financial condition of an issuer, particularly a higher leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Series seeking recovery from the issuer. Lower-rated securities may be thinly traded and less liquid than higher-rated securities and therefore harder to value and more susceptible to adverse publicity concerning the issuer. A more detailed description of the risks associated with High Yield-High Risk Securities appears under "Multi-Sector Series - Risk Factors" in the Prospectus.

REAL ESTATE SECURITIES
    The Real Estate Series will not invest in real estate directly, but only in securities issued by real estate companies. However, the Portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

    Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly.

    In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs also are subject to potential defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Series to possibly fail to qualify as a regulated investment company.

EMERGING MARKET SECURITIES
    The Asia Series may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets in Asia will include countries: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Series also may invest in securities of:
(i) companies where the principal securities trading market is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; or (iii) companies whose principal activities are located in emerging market countries.

    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Series is uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause the Series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Series due to subsequent declines in value of the portfolio securities or, if the Series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

    Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Series of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Series.

    Additional Risk Factors. As a result of its investments in foreign securities, the Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Series may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the NYSE rate will improve, the Series may hold such currencies for an indefinite period of time.

    In addition, the Series may be required to receive delivery of the foreign currency underlying forward foreign currency contracts into which it has entered. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Series may hold foreign currency in anticipation of purchasing foreign securities. The Series also may elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Series to do so. In such instances as well, the Series may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

    While the holding of currencies will permit the Series to take advantage of favorable movements in the applicable exchange rate, it also exposes the Series to risk of loss if such rates move in a direction adverse to the Series' position. Such losses could reduce any profits or increase any losses sustained by the Series from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Series' profit or loss on currency options or forward contracts, as well as its hedging strategies.

LEVERAGE
    The Theme, Value, Seneca Mid-Cap and Enhanced Index Series may, from time to time, increase their ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interests and investing the borrowed funds. The Fund will borrow only from banks, and only if immediately after such borrowing the value of the assets of the Series (including the amount borrowed), less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed for investment purposes. The Fund may borrow up to 25% of the net assets of such Series, not including the proceeds of any such borrowings. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time, If, due to market fluctuations or other reasons, the value of such Series' assets computed as provided above become less than three times the amount of the borrowings for investment purposes, the Fund, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.

    Interest on money borrowed will be an expense of those Series with respect to which the borrowing has been made. Because such expense otherwise would not be incurred, the net investment income of such Series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

    Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing also must be made subject to an agreement by the lender that any recourse is limited to the assets of such Series with respect to which the borrowing has been made.

    An investment gains made with the additional monies borrowed in excess of interest paid will cause the net assets value of such

Series shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover its cost (including any interest paid on the monies borrowed) to such Series, the net asset value of the Series will decrease faster than otherwise would be the case.

    Schafer Mid-Cap, Growth & Income and Nifty Fifty Series may not borrow except for emergency or other extraordinary purposes, only from a bank, and only in an amount not to exceed 5% of the Series' total assets (33 1/3% in the case of Growth & Income Series). Growth & Income and Nifty Fifty Series must also maintain a 300% asset coverage ratio. Schafer Mid-Cap Series may collateralize any such borrowings with up to 10% of its total assets; Growth & Income Series may collateralize any such borrowing with up to 33 1/3% of its total assets.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES
    Each Series may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"). Public sales of such securities by the Fund may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Series may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the Trustees determine the secondary market is liquid, Rule 144A Securities will be considered illiquid. Trustees may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Series: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security; and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these Series, illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each Series may invest up to 15% of its net assets in illiquid securities.

MORTGAGE-BACKED SECURITIES
    The Multi-Sector, Real Estate and Seneca Mid-Cap Series also may invest in mortgage-backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (GNMA), for Federal National Mortgage Association. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

    The Series also may invest in pass-through securities that are derived from mortgages. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee).

    The Series may purchase pass-through securities at a premium or at a discount. The value of pass-through securities in which the Series may invest will fluctuate with changes in interest rates The value of such securities varies inversely with interest rates, except that when interest rates decline, the value of pass-through securities may not increase as much as other debt securities because of the prepayment feature. Changes in the value of such securities will not affect interest income from those obligations but will be reflected in the Series' net asset value.

    A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages' scheduled maturity date. As a results of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of repayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities Prepayments that occur faster then estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment. Pass-through securities are forms of derivatives.

LENDING OF PORTFOLIO SECURITIES
    Subject to certain investment restrictions, a Series (other than Nifty Fifty Series) may, from time to time, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% (except the Asia Series which will maintain an amount equal to at least 102%) of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities which will increase the current income of the Series lending its securities. A Series will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Series is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A Series may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

    Even though securities lending usually does not impose market risks on the lending Series, a Series would be subject to risk of loss due to an increase in value if the borrower fails to return the borrowed securities for any reason (such as the borrower's insolvency). Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, a Series could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held may not be liquidated, the result could be a material adverse impact on the liquidity of the lending Series.

WHEN-ISSUED SECURITIES
    The Enhanced Index and Seneca Mid-Cap Series may purchase securities on a when-issued basis. New issues of certain securities are offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate, if any, that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Series will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the Series may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Series purchases securities on a when-issued basis, cash or liquid high quality debt securities equal in value to commitments for the when-issued securities will be deposited in a segregated account with the Series' custodian bank. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

    Securities purchased on a when-issued basis are subject to changes in market value. Therefore, to the extent the Series remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the Series merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains. When the time comes to pay for when-issued securities, the Series will meet its obligations from then available cash flow, the sales of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). Lastly, investing in when-issued securities includes the risk that the securities may never be issued, in which event the Series may incur expenses associated with unwinding such transactions.

INDUSTRY CLASSIFICATIONS
    For the purposes of establishing industry classifications for the Theme Series, the Adviser utilizes the William O'Neil & Co., Inc. Industry Group Index. The William O'Neil & Co., Inc. Industry Group Index is presently comprised of 197 industry classifications. Classifications are determined based on the following broad sectors: Basic Material, Energy, Capital Equipment, Technology, Consumer Cyclical, Retail, Consumer Staple, Health Care, Transportation, Financial and Utilities. Sectors are then divided into industry groups based upon income sources and other economically relevant criteria as determined by O'Neil & Co., Inc.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
    The Fund's fundamental policies as they affect any Series cannot be changed without the approval of a vote of a majority of the outstanding shares of such Series, which is the lesser of (i) 67% or more of the voting securities of such Series present at a meeting if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon by any Series if a majority of the outstanding voting securities of that Series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other Series affected by such matter and
(2) that such matter has not been approved by a majority of the outstanding voting securities of the Fund.

    The following investment restrictions are fundamental policies of the Fund with respect to all Series and may not be changed except as described above. The Fund may not:

     (1) Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate. The Real Estate Series may, however, invest in mortgage-backed securities.

     (2) Make loans other than loans of securities secured by cash or cash equivalents for the full value of the securities; any interest earned from securities lending will inure to the benefit of the Series which holds such securities. However, the purchase of debt securities which are ordinarily purchased by financial institutions are not considered the loaning of money.

     (3) Invest in commodities or in commodity contracts or in options provided, however, that it may write covered call option contracts; and provided further, that the Allocation, Balanced, Value, Growth & Income and Seneca Mid-Cap Series may enter into financial futures contracts to purchase and sell debt obligations and may buy call and put options on securities and stock market indexes; and provided further, that the International and Asia Series may purchase call and put options on securities, engage in financial futures contracts and related options transactions, write secured put options, and enter into foreign currency and foreign currency options transactions.

     (4) Engage in the underwriting of securities of other issuers, except to the extent any Series may be deemed an underwriter in selling as part of an offering registered under the Securities Act of 1933 securities which it has acquired. The International and Asia Series will buy and sell securities outside the United States that are not registered with the SEC or marketable in the United States.

     (5) Borrow money, except as a temporary measure where such borrowing would not exceed 25% of the market value of total assets at the time each such borrowing is made. However, the Fund may borrow money for any general purpose from a bank provided such borrowing does not exceed 10% of the net asset value of the Fund, not considering any such borrowings as liabilities. The Allocation, International and Asia Series may borrow money to the extent of financial futures transactions and reverse repurchase agreements, provided that such borrowings are limited to 33 1/3% of the value of the total assets of the Series.

     (6) Invest in illiquid securities in an amount greater than 15% of the net asset value of any Series' portfolio at the time any such investment is made.

     (7) Purchase securities on margin, except for short-term credits as may be necessary for the clearance of purchases or sales of securities, or to effect a short sale of any security. (The deposit of "maintenance margin" in connection with financial futures contracts is not considered the purchase of a security on margin.)

     (8) Invest for the purpose of exercising control over or management of any company.

     (9) Unless received as a dividend or as a result of an offer of exchange approved by the SEC or of a plan of reorganization, purchase or otherwise acquire any security issued by an investment company if the Series would immediately thereafter own (a) more than 3% of the outstanding voting stock of the investment company, (b) securities of the investment company having an aggregate value in excess of 5% of the Series' total assets, (c) securities of investment companies having an aggregate value in excess of 10% of the Series' total assets or (d) together with investment companies having the same investment adviser as the Fund (and companies controlled by such investment companies), more than 10% of the outstanding voting stock of any registered closed-end investment company.

    (10) (a) Invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities (other than United States government or government agency securities or in the case of the International and Asia Series, other than foreign government securities) or, with respect to the Allocation and Balanced Series, call or put options contracts and financial futures contracts of any one issuer (including repurchase agreements with any one bank); and (b) purchase more than either (i) 10% in principal amount of the outstanding debt securities of an issuer (the foregoing restriction being inapplicable to the Real Estate Series) or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States government or its agencies, bank money instruments or bank repurchase agreements. The International Series will, with respect to 75% of its assets, limit its investment in the securities of any one foreign government, its agencies or instrumentalities to 5% of the Series' total assets.

    (11) Concentrate the portfolio investments in any one industry (the foregoing restriction being inapplicable to the Real Estate Series). No security may be purchased for a Series if such purchase would cause the value of the aggregate investment in any one industry to exceed 25% of the Fund's total assets. However, the Money Market Series and Allocation Series may invest more than 25% of their assets in the banking industry. The Real Estate Series may invest not less than 75% of its assets in the real estate industry.

    (12) Issue senior securities.

    (13) Enter into repurchase agreements which would cause more than 10% of any Series' net assets (taken at market value) to be subject to repurchase agreements maturing in more than seven days.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
    The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Series' securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Series. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each Series' shares by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates for each Series (other than the Money Market, Enhanced Index, Nifty Fifty, Seneca Mid-Cap, Growth & Income, Value and Schafer Mid-Cap Series) are set forth under "Financial Highlights" in the Prospectus.

BALANCED SERIES
    In the fiscal years ended December 31, 1997 and December 31, 1998, the turnover rates for the equity portion of the Balanced Series were 226% and ___%, respectively. The turnover rates for the fixed income securities were 114% and ___%, respectively, for the same periods.

ALLOCATION SERIES
    In the fiscal years ended December 31, 1997 and December 31, 1998, the turnover rates for the equity portion of the Allocation Series were 378% and ___%, respectively. The turnover rates for the fixed income securities were 318% and ___%, respectively, for the same periods.


                             MANAGEMENT OF THE FUND

    The Trustees and executive officers of the Fund and their principal occupations for the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut 06115. The Trustees and executive officers are listed below.

                                    POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                    WITH THE FUND            DURING PAST FIVE YEARS
----------------                    -------------            ----------------------
Robert Chesek (63)                  Trustee                  Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                             Funds. Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Wethersfield, CT 06109                                       Institutional Mutual Funds (1996-present). Vice President, Common
                                                             Phoenix Home Life Mutual Insurance Company (1980-1994).
                                                             Stock, Director/Trustee, the National Affiliated Investment Companies
                                                             (until 1993).

E. Virgil Conway (68)               Trustee                  Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                           Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                         (1970-present), Pace University (1978-present), Atlantic Mutual
                                                             Insurance Company (1974-present), HRE Properties (1989-present),
                                                             Greater New York Councils, Boy Scouts of America (1985-present),
                                                             Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                             Securities Fund (Advisory Director) (1990-present), Centennial
                                                             Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                             (1975-present), The Harlem Youth Development Foundation
                                                             (1987-present), Accuhealth (1994-present), Trism, Inc.
                                                             (1994-present), Realty Foundation of New York (1972-present), New
                                                             York Housing Partnership Development Corp. (Chairman) (1981-present)
                                                             and Fund Directions (Advisory Director) (1993-present).
                                                             Director/Trustee, Phoenix Funds (1993-present). Trustee,
                                                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
                                                             Mutual Funds (1996-present). Director, Duff & Phelps Utilities
                                                             Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond
                                                             Trust Inc. (1995-present). Member, Audit Committee of the City of New
                                                             York (1981-1996). Advisory Director, Blackrock Fannie Mae Mortgage
                                                             Securities Fund (1989-1996). Member (1990-1995), Chairman
                                                             (1992-1995), Financial Accounting Standards Advisory Council.
                                                             Director/Trustee, the National Affiliated Investment Companies (until
                                                             1993).

Harry Dalzell-Payne (68)            Trustee                  Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                                         Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Apartment 29G                                                Mutual Funds (1996-present). Director, Duff & Phelps Utilities Tax-Free
New York, NY 10016                                           Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                             (1995-present). Director, Farragut Mortgage Co., Inc. (1991-1994).
                                                             Director/Trustee, the National Affiliated Investment Companies
                                                             (1983-1993). Formerly a Major General of the British Army.

                                    POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                    WITH THE FUND            DURING PAST FIVE YEARS
----------------                    -------------            ----------------------
*Francis E. Jeffries (67)           Trustee                  Director/Trustee, Phoenix Funds (1995-present). Trustee,
 6585 Nicholas Blvd.                                         Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps Institutional
 Apt. 1601                                                   Mutual Funds (1996-present). Director, Duff & Phelps Utilities Income
 Naples, FL 33963                                            Inc. (1987-present), Duff & Phelps Utilities Tax-Free Income Inc.
                                                             (1991-present) and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                             (1993-present). Director, The Empire District Electric Company
                                                             (1984-present). Director (1989-1997), Chairman of the Board
                                                             (1993-1997), President (1989-1993) and Chief Executive Officer
                                                             (1989-1995), Phoenix Duff & Phelps Corporation.

Leroy Keith, Jr. (59)               Trustee                  Chairman and Chief Executive Officer, Carson Products Company
Chairman and Chief                                           (1995-present). Director/Trustee, Phoenix Funds (1980-present).
Executive Officer                                            Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Carson Product Company                                       Institutional Mutual Funds (1996-present). Director, Equifax Corp.
64 Ross Road                                                 (1991-present) and Keystone International Fund, Inc. (1989-present).
Savannah, GA 30750                                           Trustee, Keystone Liquid Trust, Keystone Tax Exempt Trust, Keystone
                                                             Tax Free Fund, Master Reserves Tax Free Trust, and Master Reserves
                                                             Trust. President, Morehouse College (1987-1994). Chairman and Chief
                                                             Executive Officer, Keith Ventures (1992-1994). Director/Trustee, the
                                                             National Affiliated Investment Companies (until 1993).

*Philip R. McLoughlin (51)          Trustee and President    Chairman (1997-present), Director (1995-present), Vice Chairman
                                                             (1995-1997) and Chief Executive Officer (1995-present),  Phoenix Duff &
                                                             Phelps Corporation. Director (1994-present) and Executive Vice
                                                             President, Investments (1988-present), Phoenix Home Life Mutual
                                                             Insurance Company. Director/Trustee and President, Phoenix Funds
                                                             (1989-present). Trustee and President, Phoenix-Aberdeen Series Fund
                                                             and Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                             Director, Duff & Phelps Utilities Tax-Free Income Inc. (1995-present)
                                                             and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                             (1995-present). Director (1983-present) and Chairman (1995-present),
                                                             Phoenix Investment Counsel, Inc. Director (1984-present) and
                                                             President (1990-present), Phoenix Equity Planning Corporation.
                                                             Director (1993-present), Chairman (1993-present) and Chief Executive
                                                             Officer (1993-1995), National Securities & Research Corporation.
                                                             Director, Phoenix Realty Group, Inc. (1994-present), Phoenix Realty
                                                             Advisors, Inc. (1987-present), Phoenix Realty Investors, Inc.
                                                             (1994-present), Phoenix Realty Securities, Inc. (1994-present), PXRE
                                                             Corporation (Delaware) (1985-present), and World Trust Fund
                                                             (1991-present). Director and Executive Vice President, Phoenix Life
                                                             and Annuity Company (1996-present). Director and Executive Vice
                                                             President, PHL Variable Insurance Company (1995-present). Director,
                                                             Phoenix Charter Oak Trust Company (1996-present). Director and Vice
                                                             President, PM Holdings, Inc. (1985-present). Director and President,
                                                             Phoenix Securities Group, Inc. (1993-1995). Director (1992-present)
                                                             and President (1992-1994), W.S. Griffith & Co., Inc. Director
                                                             (1992-present) and President (1992-1994), Townsend Financial
                                                             Advisers, Inc. Director/Trustee, the National Affiliated Investment
                                                             Companies (until 1993).

**Everett L. Morris (69)            Trustee                  Vice President, W.H. Reaves and Company (1993-present).
  164 Laird Road                                             Director/Trustee, Phoenix Funds (1995-present). Trustee, Duff & Phelps
  Colts Neck, NJ 07722                                       Mutual Funds (1994-present). Trustee, Phoenix-Aberdeen Series Fund and
                                                             Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                             Director, Duff & Phelps Utilities Tax-Free Income Inc. (1991-present)
                                                             and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                             (1993-present). Director, Public Service Enterprise Group,
                                                             Incorporated (1986-1993). President and Chief Operating Officer,
                                                             Enterprise Diversified Holdings,
                                                             Incorporated (1989-1993).

                                    POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                    WITH THE FUND            DURING PAST FIVE YEARS
----------------                    -------------            ----------------------
*James M. Oates (51)                Trustee                  Chairman, IBEX Capital Markets LLC (1997-present). Managing Director,
 Managing Director                                           Wydown Group (1994-present). Director, Phoenix Duff & Phelps
 The Wydown Group                                            Corporation (1995-present). Director/Trustee, Phoenix Funds
 IBEX Capital Markets LLC                                    (1987-present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff
 60 State Street                                             & Phelps Institutional Mutual Funds (1996-present). Director, AIB
 Suite 950                                                   Govett Funds (1991-present), Blue Cross and Blue  Shield of New
 Boston, MA 02109                                            Hampshire (1994-present), Investors Financial Service Corporation
                                                             (1995-present), Investors Bank & Trust Corporation (1995-present),
                                                             Plymouth Rubber Co. (1995-present),Stifel Financial (1996-present)
                                                             and Command Systems, Inc. (1998-present). Vice Chairman,
                                                             Massachusetts Housing Partnership (1992-present). Member, Chief
                                                             Executives Organization (1996-present). Director (1984-1994),
                                                             President (1984-1994) and Chief Executive Officer (1986-1994),
                                                             Neworld Bank. Director/Trustee, the National Affiliated Investment
                                                             Companies (until 1993).

*Calvin J. Pedersen (56)            Trustee                  Director (1986-present), President (1993-present) and Executive Vice
 Phoenix Duff & Phelps                                       President (1992-1993), Phoenix Duff & Phelps  Corporation.
 Corporation                                                 Director/Trustee, Phoenix Funds (1995-present).  Trustee,
 55 East Monroe Street                                       Phoenix-Aberdeen Series Fund and  Phoenix Duff & Phelps Institutional
 Suite 3600                                                  Mutual Funds (1996-present). President and Chief Executive Officer,
 Chicago, IL 60603                                           Duff & Phelps Utilities Tax-Free Income Inc. (1995-present), Duff &
                                                             Phelps Utilities Income Inc. (1994-present) and Duff & Phelps
                                                             Utility and Corporate Bond Trust Inc. (1995-present).

**Herbert Roth, Jr. (69)            Trustee                  Director/Trustee, Phoenix Funds (1980-present). Trustee,
  134 Lake Street                                            Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
  P. O. Box 909                                              Mutual Funds (1996-present). Director, Boston Edison Company
  Sherborn, MA 01770                                         (1978-present), Phoenix Home Life  Mutual Insurance Company
                                                             (1972-present), Landauer, Inc. (medical services) (1970-present), Tech
                                                             Ops./Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV
                                                             Industries (diversified manufacturer) (1985-present). Director, Key
                                                             Energy Group (oil rig service) (1988-1994). Director/Trustee, the
                                                             National Affiliated Investment Companies (until 1993).

Richard E. Segerson (52)            Trustee                  Managing Director, Mullin Associates (1993-present). Director/Trustee,
102 Valley Road                                              Phoenix Funds, (1993-present). Trustee, Phoenix-Aberdeen Series Fund
New Canaan, CT 06840                                         and Phoenix Duff & Phelps  Institutional  Mutual Funds (1996-present).
                                                             Vice President and General Manager, Coats & Clark, Inc. (previously
                                                             Tootal American, Inc.) (1991-1993). Director/Trustee the National
                                                             Affiliated Investment Companies (1984-1993).

Lowell P. Weicker, Jr. (66)         Trustee                  Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                              Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Greenwich, CT 06830                                          Mutual Funds (1996-present). Director, UST Inc. (1995-present), HPSC
                                                             Inc. (1995-present), Compuware (1996-present) and Burroughs Wellcome
                                                             Fund (1996-present). Visiting Professor, University of Virginia
                                                             (1997-present). Director, Duty Free International (1997). Chairman,
                                                             Dresing, Lierman, Weicker (1995-1996). Governor of the State of
                                                             Connecticut (1991-1995).

                                    POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                    WITH THE FUND            DURING PAST FIVE YEARS
----------------                    -------------            ----------------------
Michael E. Haylon (40)              Executive                Director and Executive Vice President--Investments, Phoenix Duff &
                                    Vice President           Phelps Corporation (1995-present). Executive Vice President, Phoenix
                                                             Funds (1993-present) and Phoenix-Aberdeen Series Fund (1996-present).
                                                             Executive Vice President (1997-present), Vice President (1996-1997),
                                                             Phoenix Duff & Phelps Institutional Mutual Funds. Director
                                                             (1994-present), President (1995-present, Executive Vice President
                                                             (1994-1995), Vice President (1991-1994), Phoenix Investment Counsel,
                                                             Inc. Director (1994-present), President (1996-present), Executive
                                                             Vice President (1994-1996), Vice President (1993-1994), National
                                                             Securities & Research Corporation. Director, Phoenix Equity Planning
                                                             Corporation (1995-present). Senior Vice President, Securities
                                                             Investment, Phoenix Home Life Mutual Insurance Company (1993-1995).
                                                             Various other positions with Phoenix Home Life Mutual Insurance
                                                             Company (1990-1993).

---------------

*    Trustees identified with an asterisk are considered to be "interested  persons" of the Fund within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.
**   Pursuant to the retirement Policy of the Phoenix Funds, Messrs. Morris and Roth will retire from the Board of Trustees effective January 1, 1999.



                                    POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                    WITH THE FUND            DURING PAST FIVE YEARS
----------------                    -------------            ----------------------
Roger Engemann (56)                 Senior Vice President    President, Roger Engemann & Associates (1992-present). President and a
600 North Rosemead Boulevard                                 Director, Pasadena Capital Corporation. Senior Vice President, The
Pasadena, CA 91107                                           Phoenix Edge Series Fund and Phoenix Series Fund  (1998-present).
                                                             Managing Director, Equities, Phoenix Investment Counsel, Inc.
                                                             (1998-present).

Ronald K. Jacks (30)                Senior Vice President    Portfolio Manager, Seneca Capital Management, LLC (1996-present).
909 Montgomery Street                                        Portfolio Manager, GMG/Seneca Capital Management, LLC (1990-present).
San Francisco, CA 94133                                      Senior Vice President, The Phoenix Edge Series Fund and Phoenix
                                                             Strategic Equity Series Fund (1998-present). Managing Director,
                                                             Equities, National Securities & Research Corporation (1998-present).
                                                             Trustee, Seneca Funds (1996-1997).

William J. Newman (59)              Senior Vice President    Executive Vice President (1995-present) and Chief Investment Strategist
                                                             (1996-present). Phoenix Investment Counsel, Inc. Executive Vice
                                                             President and Chief Investment Strategist (1996-present), Senior Vice
                                                             President (1995-1996), National Securities & Research Corporation.
                                                             Senior Vice President, Phoenix Strategic Equity Series Fund
                                                             (1996-present), The Phoenix Edge Series Fund (1995-present), Phoenix
                                                             Multi-Portfolio Fund (1995-present). Phoenix Income and Growth Fund
                                                             (1996-present), Phoenix Series Fund (1996-present), Phoenix Strategic
                                                             Allocation Fund, Inc. (1996-present), Phoenix Worldwide Opportunities
                                                             Fund (1996-present), Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1996-present) and Phoenix-Aberdeen Series Fund (1996-present).
                                                             Senior Vice President, Phoenix Equity Planning Corporation
                                                             (1995-1996). Vice President, Common Stock and Chief Investment
                                                             Strategist, Phoenix Home Life Mutual Insurance Company (April
                                                             1995-November 1995). Chief Investment Strategist, Kidder, Peabody
                                                             Co., Inc. (1993-1994). Managing Director, Equities, Bankers Trust
                                                             Company (1991-1993).

                                    POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                    WITH THE FUND            DURING PAST FIVE YEARS
----------------                    -------------            ----------------------
Gail P. Seneca (42)                 Senior Vice President    President, Chief Executive and Chief Investment Officer, Seneca Capital
909 Montgomery Street                                        Management, LLC (1996-present). Chief Executive and Investment Officer,
San Francisco, CA 94133                                      and a managing general  partner, GMG/Seneca Capital Management, LLC
                                                             (1989-present). President and a Trustee, Seneca Funds (1996-present).
                                                             Senior Vice President, The Phoenix Edge Series Fund (1998-present).

John S. Tilson (53)                 Senior Vice President    Executive Vice President, Portfolio Manager and Securities Analyst,
600 North Rosemead Boulevard                                 Roger Engemann & Associates (1983-present). An officer and a Director
Pasadena, CA 91107                                           of Pasadena Capital Corporation. Senior Vice President, The Phoenix
                                                             Edge Series Fund (1998-present).

James D. Wehr (40)                  Senior Vice President    Managing Director, Fixed Income (1996-present), Vice President
                                                             (1991-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                                             Fixed Income (1996-present), Vice President (1993-1996), National
                                                             Securities & Research Corporation. Senior Vice President, Phoenix
                                                             Multi-Portfolio Fund, Phoenix Series Fund, The Phoenix Edge Series
                                                             Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Duff &
                                                             Phelps Institutional Mutual Funds, Phoenix Multi-Sector Fixed Income
                                                             Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund, Phoenix Income
                                                             and Growth Fund and Phoenix Strategic Allocation Fund (1997-present).
                                                             Senior Vice President and Chief Investment Officer, Duff & Phelps
                                                             Utilities Tax-Free Income Inc. (1997-present). Vice President,
                                                             Phoenix Multi-Portfolio Fund (1988-1997), Phoenix Series Fund
                                                             (1990-1997), The Phoenix Edge Series Fund (1991-1997), Phoenix
                                                             California Tax Exempt Bonds, Inc. (1993-1997) and Phoenix Duff &
                                                             Phelps Institutional Mutual Funds (1996-1997). Managing Director,
                                                             Public Fixed Income, Phoenix Home Life Insurance Company (1991-1995).
                                                             Various positions with Phoenix Home Life Mutual Insurance Company
                                                             (1981-1991).

Hugh Young (39)                     Senior                   Senior Vice President, Phoenix-Aberdeen Series Fund and The Phoenix
Aberdeen Asset Managers LTD         Vice President           Edge Series Fund (1996-present). Director, Phoenix-Aberdeen
88A Circular Road                                            International Advisors, LLC. Far East Investment Director, Aberdeen
Singapore 049439                                             Asset Management Asia Limited (1988-present). Managing Director,
                                                             Aberdeen Asset Management Asia Limited (1992-present). Director,
                                                             Abtrust Asian Smaller Companies Investment Trust plc (1995-present),
                                                             Abtrust New Dawn Investment Trust plc (1989-present), Abtrust
                                                             Emerging Asia Investment Trust Limited (1990-present), JF Philippine
                                                             Fund Inc. and Apollo Tiger.

David L. Albrycht (36)              Vice President           Managing Director, Fixed Income (1996-present) and Vice President
                                                             (1995-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                                             Fixed Income (1996-present) and Investment Officer (1994-1996),
                                                             National Securities & Securities Research Corporation. Vice
                                                             President, Phoenix Multi-Portfolio Fund (1993-present), Phoenix
                                                             Multi-Sector Short Term Bond Fund (1993-present), Phoenix
                                                             Multi-Sector Fixed Income Fund, Inc. (1994-present). The Phoenix Edge
                                                             Series Fund (1997-present) and Phoenix Series Fund (1997-present).
                                                             Portfolio Manager, Phoenix Home Life Mutual Insurance Company
                                                             (1995-1996).

                                    POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                    WITH THE FUND            DURING PAST FIVE YEARS
----------------                    -------------            ----------------------
Christian C. Bertelsen (55)         Vice President           Managing Director, Value Equities, Phoenix Investment Counsel, Inc.
                                                             (1997-present). Vice President, The Phoenix Edge Series Fund
                                                             (1998-present), Phoenix Investment Trust 97 (1997-present). Senior
                                                             Vice President and Chief Investment Officer, Zurich Kemper
                                                             (1996-1997). Vice President and Portfolio Manager, Zurich Kemper
                                                             Small Cap Fund and Zurich Kemper Contrarian Fund (1996-1997). Senior
                                                             Vice President, Eagle Asset Management (1993-1996). Vice President
                                                             and Portfolio Manager, Heritage Value Fund and Golden Select Variable
                                                             Annuity Value Trust (1995-1996). Senior Vice President, Colonial
                                                             Equity Management, Inc. (1986-1993). Vice President and Portfolio
                                                             Manager, The Colonial Fund (1986-1993). Assistant Vice President and
                                                             Coportfolio Manager, Colonial Small Stock Fund (1990-1993)and
                                                             Colonial Utilities Fund (1991-1993). Assistant Vice President,
                                                             Colonial Growth Shares (1991-1993).

Mary E. Canning (41)                Vice President           Managing Director, Equities (1996-present) and Investment Strategist
                                                             (1996-1998), Vice President (1991-1996), Phoenix Investment Counsel,
                                                             Inc. Vice President, The Phoenix Edge Series Fund (1987-present) and
                                                             Phoenix Strategic Allocation Fund, Inc. (1996-present). Managing
                                                             Director and Investment Strategist, National Securities & Research
                                                             Corporation (1996-1998). Vice President, Phoenix Series Fund
                                                             (1987-1997). Associate Portfolio Manager, Common Stock, Phoenix Home
                                                             Life Mutual Insurance Company (1989-1995).

Steven L. Colton (39)               Vice President           Managing Director, Value Equities, Phoenix Investment Counsel, Inc.
                                                             (1997-present). Managing Director, Value Equities, National
                                                             Securities & Research Corporation (1998-present). Vice President, The
                                                             Phoenix Edge Series Fund (1997-present), Phoenix Series Fund
                                                             (1997-present), Phoenix Equity Series Fund (1997-present), and
                                                             Phoenix Income and Growth Fund (1998-present). Vice President/Senior
                                                             Portfolio Manager, American Century Investment Management
                                                             (1987-1997). Portfolio Manager, American Century/Benham Income and
                                                             Growth Fund (1990-1997), American Century/Benham Equity Growth Fund
                                                             (1991-1996) and American Century/Benham Utilities Income Fund
                                                             (1993-1997).

Timothy Devlin (34)                 Vice President           Vice President and Portfolio Manager, J.P. Morgan Investment Company
J.P. Morgan Investment                                       and Morgan Guaranty Trust Company of NY (1996-present).  Vice
Management Inc.                                              President, The Phoenix Edge Series Fund (1997-present). First Vice
522 Fifth Avenue                                             President and Portfolio Manager, Mitchell Hutchins Asset Management,
New York, NY  10036                                          Inc. (1987-1996).

John D. Kattar (42)                 Vice President           Managing Director, Equities, Phoenix Investment Counsel, Inc.
                                                             (1997-present). Vice President, The Phoenix Edge Series Fund
                                                             (1997-present), Phoenix Series Fund (1997-present), Phoenix-Aberdeen
                                                             Series Fund (1997-present) and Phoenix Duff & Phelps Institutional
                                                             Mutual Funds (1998-present). Director (1989-1997), Senior Vice
                                                             President (1993-1996), Baring Asset Management Company, Inc.
                                                             Director, Baring Mutual Fund Management (Luxembourg) (1995-1997).

William E. Keen III (34)            Vice President           Assistant Vice President (1996-present), Director of Mutual Fund
100 Bright Meadow Blvd.                                      Compliance (1995-1996), Phoenix Equity Planning Corporation. Vice
P.O. Box 2200                                                President, Phoenix Funds, Phoenix-Aberdeen Series Fund and Phoenix Duff
Enfield, CT 06083-2200                                       &  Phelps Institutional Mutual Funds (1996-present). Assistant Vice
                                                             President, US Affinity Investments L.P. (1994-1995). Treasurer and
                                                             Secretary, US Affinity Funds (1994-1995). Manager, Fund Administration,
                                                             SEI Corporation (1991-1994).

                                    POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                    WITH THE FUND            DURING PAST FIVE YEARS
----------------                    -------------            ----------------------
David Lui (38)                      Vice President           Managing Director, Equities (1998-present), Portfolio Manager, Equities
                                                             (1996-1998), Phoenix Investment Counsel, Inc. and National Securities &
                                                             Research Corporation. Vice President, The Phoenix Edge Series Fund,
                                                             Phoenix Worldwide Opportunities Fund and Phoenix Multi-Portfolio Fund
                                                             (1996-present). Associate Portfolio Manager, International
                                                             Portfolios, Phoenix Home Life Mutual Insurance Company (1995-1996).
                                                             Vice President, Asian Equities, Alliance Capital Management
                                                             (1993-1995).

William R. Moyer (53)               Vice President           Senior Vice President and Chief Financial Officer, Phoenix Duff &
100 Bright Meadow Blvd.                                      Phelps Corporation (1995-present). Director (1998-present), Senior Vice
P.O. Box 2200                                                President, Finance (1990-present), Chief Financial Officer
Enfield, CT 06083-2200                                       (1996-present), and Treasurer (1994-1996 and 1998-present), Phoenix
                                                             Equity Planning Corporation. Director (1998-present), Senior Vice
                                                             President (1990-present), Chief Financial Officer (1996-present) and
                                                             Treasurer (1994-present), Phoenix Investment Counsel, Inc. Director
                                                             (1998-present), Senior Vice President, Finance (1993-present), Chief
                                                             Financial Officer (1996-present), and Treasurer (1994-present),
                                                             National Securities & Research Corporation. Senior Vice President and
                                                             Chief Financial Officer, Duff & Phelps Investment Management Co.
                                                             (1996-present). Vice President, Phoenix Funds (1990-present),
                                                             Phoenix-Duff & Phelps Institutional Mutual Funds (1996-present),
                                                             Phoenix-Aberdeen Series Fund (1996-present). Senior Vice President and Chief Financial Officer, W. S. Griffith & Co., Inc. (1992-1995)
                                                             and Townsend Financial Advisers, Inc. (1993-1995). Vice President,
                                                             Investment Products Finance, Phoenix Home Life Mutual Insurance
                                                             Company (1990-1995). Vice President, the National Affiliated
                                                             Investment Companies (until 1993).

Leonard J. Saltiel (44)             Vice President           Managing Director, Operations and Service (1996-present), Senior Vice
                                                             President (1994-1996), Phoenix Equity Planning Corporation. Vice
                                                             President, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                             Institutional Mutual Funds (1996-present) and Phoenix-Aberdeen Series
                                                             Fund (1996-present). Vice President, National Securities & Research
                                                             Corporation (1994-1998). Vice President, Investment Operations,
                                                             Phoenix Home Life Mutual Insurance Company (1994-1995). Various
                                                             positions with Home Life Insurance Company and Phoenix Home Life
                                                             Mutual Insurance Company (1987-1994).

Julie L. Sapia (41)                 Vice President           Director, Money Market Trading (1998-present), Head Money Market Trader
                                                             (1997-1998), Money Market Trader (1995-1997), Phoenix Investment
                                                             Counsel, Inc. Vice President, The Phoenix Edge Series Fund, Phoenix
                                                             Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds and
                                                             Phoenix-Aberdeen Series Fund (1997-present). Money Market Trader,
                                                             Phoenix Home Life Mutual Insurance Company (1991-1995).

Michael Schatt (51)                 Vice President           Managing Director, Phoenix Duff & Phelp Corporation (1994-present).
55 East Monroe Street                                        Senior Vice President, Duff & Phelps Investment Management Co.
Suite 3600                                                   (1997-present). Vice President, Phoenix Realty Securities, Inc.
Chicago, IL 60603                                            (1997-present). Vice President, Phoenix Duff & Phelps Institutional
                                                             Mutual Funds, Phoenix Multi-Portfolio Fund and The Phoenix Edge
                                                             Series Fund (1997-present). Director, Real Estate Advisory Practice,
                                                             Coopers &  Lybrand, LLC (1990-1994).

Pierre G. Trinque (42)              Vice President           Managing Director, Large Cap Growth Team (1997-present), Managing
                                                             Director, Director of Equity Research (1996-1997), Senior Research
                                                             Analyst, Equities (1996) and Associate Portfolio Manager,
                                                             Institutional Funds (1992-1995), Phoenix Investment Counsel, Inc.
                                                             Vice President, The Phoenix Edge Series Fund and Phoenix Series Fund
                                                             President (1997-present).

                                    POSITION(S)              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                    WITH THE FUND            DURING PAST FIVE YEARS
----------------                    -------------            ----------------------
James C. Wiess (37)                 Vice President           Vice President and Portfolio Manager, J.P. Morgan Investment Management
J.P. Morgan Investment                                       Inc. and Morgan Guaranty Trust Company of New York (1992-present) Vice
Management Inc.                                              President, The Phoenix Edge Series Fund (8/97-present).
522 Fifth Avenue
New York, NY 10036

Nancy G. Curtiss (45)               Treasurer                Treasurer (1996-present), Vice President, Fund Accounting (1994-1996),
                                                             Phoenix Equity Planning Corporation. Treasurer, Phoenix Funds
                                                             (1994-present), Phoenix-Aberdeen Series Fund (1996-present) and
                                                             Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                             Second Vice President and Treasurer, Fund Accounting, Phoenix Home
                                                             Life Mutual Insurance Company (1994-1995). Various positions with
                                                             Phoenix Home Life Mutual Insurance Company (1987-1994).

G. Jeffrey Bohne (50)               Secretary                Vice President and General Manager, Phoenix Home Life Mutual Insurance
101 Munson Street                                            Co. (1993-present). Vice President, Mutual Fund Customer Service
Greenfield, MA 01301                                         (1996-present), Vice President, Transfer Agency Operations (1993-1996),
                                                             Phoenix Equity Planning Corporation. Secretary and/or Clerk, Phoenix
                                                             Funds (1993-present), Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1996-present) and Phoenix-Aberdeen Series Fund (1996-present). Vice
                                                             President, Home Life of New York Insurance Company (1984-1992).

---------------

No person listed in the foregoing table has any immediate family relationship with any other person listed in the table.

At December 31, 1998, the Trustees and officers as a group owned none of the then outstanding shares of the Fund.

For services rendered to the Fund during the fiscal year ended December 31, 1998, the Trustees received an aggregate of $_______ from the Fund as Trustees' fees. For service on the Boards of the Phoenix Funds, each Trustee who is not a full-time employee of the Advisers or any of their affiliates currently receives a retainer at the annual rate of $40,000 and $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and $2,000 per joint Audit Committee meeting attended. The current members of the Audit Committee are Messrs. Conway, Roth, Segerson and Weicker. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. The current members of the Executive Committee are Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Trustee costs are allocated equally to each of the Series of the Funds within the Fund complex. Officers and employees of the Adviser who are "interested persons" are compensated by the Adviser and receive no compensation from the Fund.

For the Fund's fiscal year ended December 31, 1998, the Trustees received the following compensation:

                                                                PENSION OR
                                                                RETIREMENT                           TOTAL COMPENSATION
                                                                 BENEFITS                              FROM FUND AND
                                             AGGREGATE        ACCRUED AS PART    ESTIMATED ANNUAL       FUND COMPLEX
                                            COMPENSATION            OF            BENEFITS UPON          (13 FUNDS)
                        NAME                 FROM FUND         FUND EXPENSES        RETIREMENT        PAID TO TRUSTEES
                        ----                 ---------         -------------        ----------        ----------------
              Robert Chesek                    $13,900                                                     $57,750
              E. Virgil Conway                 $18,090                                                     $74,500
              Harry Dalzell-Payne              $15,825                                                     $65,250
              Francis E. Jeffries              $13,500*          None for            None for              $56,250
              Leroy Keith, Jr.                 $13,900          any Trustee         any Trustee            $57,750
              Philip R. McLoughlin                  $0                                                          $0
              Everett L. Morris                $15,425*                                                    $64,500
              James M. Oates                   $15,425                                                     $63,750
              Calvin J. Pedersen                    $0                                                          $0
              Herbert Roth, Jr.                $18,770*                                                    $76,250
              Richard E. Segerson              $15,940                                                     $66,000
              Lowell P. Weicker, Jr.           $15,188                                                     $62,500

* This compensation (and the earnings thereon) is deferred pursuant to the Directors' Deferred Compensation Plan. At December 31, 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $60,161.00, $126,891.00 and $137,672.00, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.


THE INVESTMENT ADVISERS
--------------------------------------------------------------------------------
    The Fund has entered into Investment Advisory Agreements ("Agreements") with Phoenix Investment Counsel, Inc. ("PIC"), DPIM and Phoenix-Aberdeen International Advisors, LLC ("PAIA") whose offices are located in Hartford, Connecticut.

    Phoenix is in the business of writing ordinary and group life and health insurance and annuities. At December 31, 1998, Phoenix had $____ billion consolidated assets. PHL Variable writes variable annuities, and at December 31, 1998 had assets of $____ million. PLAC writes variable universal life insurance policies and at December 31, 1998 had assets of $____ million. PEPCO performs bookkeeping and pricing and administrative services for the Fund. It also provides bookkeeping and pricing services to other investment companies advised by PIC and its affiliates. PEPCO is registered as a broker-dealer in 50 states. The executive offices of Phoenix and PAIA are located at One American Row, Hartford, Connecticut 06102 and the principal offices of Equity Planning are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

INVESTMENT ADVISERS
    The Fund's investment adviser to all Series except the Real Estate and Asia Series is Phoenix Investment Counsel, Inc. ("PIC"), which is located at 56 Prospect Street, Hartford, Connecticut 06115. All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("PEPCO"), a subsidiary of Phoenix Duff & Phelps Corporation ("PD&P"). Phoenix owns a controlling interest in PD&P. PEPCO also performs bookkeeping, pricing and administrative services for the Fund. PEPCO is registered as a broker-dealer in 50 states. The executive offices of Phoenix are located at One American Row, Hartford, Connecticut 06102; the executive offices of PD&P are located at 56 Prospect Street, Hartford, Connecticut 06115, and the principal offices of PEPCO are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. In addition to the Fund, PIC serves as investment adviser to the Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc. Phoenix Strategic Equity Series Fund (all series other than Equity Opportunities Series), Phoenix Duff & Phelps Institutional Mutual Funds (all portfolios other than the Real Estate Equity Securities Portfolio, Core Equity Portfolio and the Enhanced Reserves Portfolio), Phoenix Growth and Income Fund of Phoenix Equity Series Fund, Phoenix Investment Trust 97 and Phoenix Multi-Portfolio Fund (all portfolios other than the Real Estate Securities Portfolio) and as subadviser to Sun America Series Trust. PIC also serves as subadviser to the Asia Series. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 1997, PIC has approximately $20.5 billion in assets under management.

    All of the outstanding stock of PIC is owned by PEPCO, a subsidiary of Phoenix Duff & Phelps Corporation ("PD&P") of Chicago, Illinois. Phoenix owns a majority interest in PD&P. PIC also serves as subadviser to the Asia Series.

    J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("JPM & Co."), serves as subadviser to the Enhanced Index Series. J.P. Morgan's principal place of business is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan presently serves as an investment manager for corporate, public and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. J.P. Morgan was founded in 1984. JPM & Co., through J.P. Morgan and its other investment management subsidiaries, had approximately $____ billion in assets under management as of December 31, 1998.

    Roger Engemann & Associates ("Engemann") serves as subadviser to the Nifty Fifty Series. Engemann is a wholly owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly owned subsidiary of PD&P. Engemann has been engaged in the investment management business since 1969, and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment adviser to the Phoenix-Engemann Funds. As of December 31, 1998, Engemann had approximately $____ billion in assets under management.

    Seneca Capital Management, LLC serves as subadviser to the Seneca Mid-Cap Series. PD&P owns a majority interest in Seneca; the balance is owned by certain of its employees, including Gail Seneca, one of the portfolio management team leaders, and the former limited partners of GMG/Seneca Capital Management, LLC. Seneca (including its predecessor, GMG/Seneca Capital Management LP) has been an investment adviser since 1989, managing equity and fixed-income securities portfolios primarily for institutions and individuals. As of December 31, 1998, Seneca had approximately $____ billion in assets under management.

    Schafer Capital Management, Inc. ("Schafer"), serves as subadviser to the Schafer Mid-Cap Series. Schafer's principal place of business is located at 101 Carnegie Center, Suite 107, Princeton, New Jersey. Schafer has been engaged in the investment management business since 1981, specializing in long-term investing in the equity markets. As of December 31, 1998, Schafer had approximately $____ billion in assets under management.

    The offices of Duff & Phelps Investment Management Co. ("DPIM") are located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. DPIM also serves as investment adviser to the Core Equity Fund of Phoenix Equity Series Fund, the Enhanced Reserves, Core Equity and Real Estate Equity Securities Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds, the Real Estate Securities Portfolio of Phoenix Multi-Portfolio Fund and three closed-end funds: Duff & Phelps Utilities Income Inc., Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. The investment adviser at inception of the Real Estate Series was Phoenix Realty Securities, Inc. ("PRS" or "Adviser") PRS is a wholly-owned indirect subsidiary of Phoenix Home Life. On March 2, 1998, DPIM purchased the management rights for the Series from PRS and PRS's contract was assigned to DPIM. As of December 31, 1998, DPIM had approximately $____billion in assets under management.

    PAIA, a Delaware limited liability company formed in 1996 and jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management plc. Aberdeen Fund Managers, Inc. has its principal offices located at One Financial Plaza, Suite 2210, NationsBank Tower, Fort Lauderdale, Florida 33394. PAIA also serves as investment adviser to Phoenix-Aberdeen Series Fund. While many of the officers and directors of the PAIA have extensive experience as investment professionals, due to its recent formation, PAIA has no prior operating history. Aberdeen Fund Managers, Inc. also serves as subadviser for the Asia Series and Phoenix-Aberdeen Series Fund.

    Aberdeen Asset Management was founded in 1983 and through subsidiaries operating from offices in Aberdeen, Scotland; London, England; Singapore and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 1998, Aberdeen Asset Management, and its advisory subsidiaries, had approximately $____billion in assets under management.

    Philip R. McLoughlin, President and Trustee of the Trust, is a director and officer of PIC. Michael E. Haylon, an officer of the Trust, is a director and officer of PIC and also an officer of DPIM. William R. Moyer, an officer of the Trust, is a director and officer of PIC and also an officer of DPIM. David L. Albrycht, Curtiss O. Barrows, Christian C. Bertelson, Mary E. Canning, Steven L. Colton, J. Roger Engemann, John D. Kattar, William E. Keen, III, David Lui, James E. Mair, William J. Newman, Julie L. Sapia, Thomas N. Steenburg, John S. Tilson, Pierre G. Trinque and James D. Wehr, officers of the Trust, are officers of PIC. Michael Schatt and Thomas N. Steenburg, officers of the Trust, are also officers of DPIM. Hugh Young, an officer of the Trust, is a director and officer of PAIA.

    The Agreements provide that each Adviser shall furnish continuously, at its own expense, an investment program for each of the Series, subject at all times to the supervision of the Trustees. They also provide that all costs and expenses not specifically enumerated as payable by the Advisers shall be paid by the Fund or by Phoenix, PHL Variable and PLAC. The Advisers or Phoenix, PHL Variable and PLAC have agreed to reimburse the Fund for certain operating expenses for all Series. Each Series (except the International, Real Estate, Theme, Asia, Enhanced Index and Seneca Mid-Cap Series) pays a portion or all of its total operating expenses other than the management fee, up to .15% of its total average net assets. The International, Real Estate, Theme, Asia, Enhanced Index and Seneca Mid-Cap Series pay total operating expenses other than the management fee up to .40%, .25%, .25%, .25%, .10%, and .25%, respectively, of its total average net assets. Expenses above these limits are paid by the Advisers, Phoenix, PHL Variable or PLAC.

    The Agreements also provide that the Advisers will reimburse the Fund for the amount, if any, by which the total operating expenses (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation.

    To the extent that any expenses are paid by the Fund, they will be paid by the Series incurring them or, in the case of general expenses, may be charged among the Series in relation to the benefits received by the shareholders, as determined by the financial agent under the supervision of the Board of Trustees. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Advisers, Phoenix, PHL Variable or PLAC) incurred in the operation of the Fund and any offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, certain expenses of issue and sale of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund, Phoenix, PHL Variable or PLAC also will pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the SEC and the expense of preparing and mailing prospectuses and reports to shareholders.

    The Investment Advisory Agreements provide that the Advisers shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Investment Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Advisers in the performance of its duties thereunder.

    The Investment Advisory Agreements also provide that, as full compensation for the services and facilities furnished to the Fund, the Advisers shall be compensated as follows:

                        PHOENIX INVESTMENT COUNSEL, INC.
                        --------------------------------
                                                     RATE FOR
                 RATE FOR FIRST   RATE FOR NEXT    EXCESS OVER
SERIES            $250,000,000     $250,000,000    $500,000,000
------            ------------     ------------    ------------
Money Market...         .40%            .35%             .30%
Multi-Sector...         .50%            .45%             .40%
Balanced.......         .55%            .50%             .45%
Allocation.....         .60%            .55%             .50%
Growth.........         .70%            .65%             .60%
International..         .75%            .70%             .65%
Theme..........         .75%            .70%             .65%
Nifty Fifty....         .90%            .80%             .70%
Growth & Income         .70%            .65%             .60%
Value..........         .70%            .65%             .60%


                        PHOENIX INVESTMENT COUNSEL, INC.
                        --------------------------------
SERIES
------
Enhanced Index..       .45%
Seneca Mid-Cap..       .80%
Schafer Mid-Cap.      1.05%


                     DUFF & PHELPS INVESTMENT MANAGEMENT CO.
                     ---------------------------------------
                                                     RATE FOR
                 RATE FOR FIRST   RATE FOR NEXT    EXCESS OVER
SERIES           $1,000,000,000  $1,000,000,000   $2,000,000,000
------           --------------  --------------   --------------
Real Estate.....      .75%            .70%              .65%


                  PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
                  --------------------------------------------
SERIES
------
Asia............      1.00%


    The amounts payable to the Advisers shall be based upon the average of the values of the net assets of the Fund as of the close of business each day. There can be no assurance that the Fund will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

    The Investment Advisory Agreements continue in force from year to year for all Series, provided that, with respect to each Series, the applicable agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that Series. In addition, and in either event, the terms of the agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by the Advisers, on sixty (60) days written notice.

    Pursuant to a subadvisory agreement with the Fund, PIC delegates certain investment decisions and research functions with respect to the Enhanced Index Series to J.P. Morgan, with respect to the Nifty Fifty Series to Engemann, with respect Seneca Mid-Cap Series to Seneca, and with respect to Schafer Mid-Cap Series to Schafer for which they are paid a fee by PIC. In accordance with the subadvisory agreement between the Fund and J.P. Morgan, J.P. Morgan is paid a monthly fee at the annual rate of .25% of the average aggregate daily net asset values of the Enhanced Index Series up to $100 million and .20% of such value in excess of $100 million. Pursuant to the subadvisory agreement between the Fund and Engemann, Engemann is paid a monthly fee at the annual rate of .45% of the average aggregate daily net asset values of the Nifty Fifty Series up to $250,000,000, .45% of such values between $250,000,000 and $500,000,000, and
 .40% of such values in excess of $500,000,000. Pursuant to the subadvisory agreement between the Fund and Seneca, Seneca is paid a monthly fee at the annual rate of .40% of the average aggregate daily net asset values of the Seneca Mid-Cap Series. In accordance with the subadvisory agreement between the Fund and Schafer, Schafer is paid a monthly fee at the annual rate of .85% of the average aggregate daily net asset values of the Schafer Mid-Cap Series up to $175 million and .80% of such value in excess of $175 million. The subadvisory agreements relating to the Enhanced Index, Nifty Fifty, Seneca Mid-Cap and Schafer Mid-Cap Series provide, among other things, that J.P. Morgan, Engemann, Seneca and Schafer shall effectuate the purchase and sales of securities for the Series and provide related advisory services.

    For providing research and other domestic advisory services to the Asia Series, PAIA pays to PIC a monthly subadvisory fee at an annual rate equivalent to .30% of the average aggregate daily net asset value of the Series. For implementing certain portfolio transactions and providing research and other services to the Series, PAIA also pays a monthly subadvisory fee to Aberdeen Fund

Managers, Inc. equivalent to .40% of the average aggregate daily net asset value of the Series. For implementing certain portfolio transactions, providing research and other services with regard to i.e. investments in particular geographic areas, Aberdeen Fund Managers, Inc. shall engage the services of its affiliates, Aberdeen Fund Managers Ltd. and Aberdeen Asset Management Asia Limited for which such entities shall be paid a fee by Aberdeen Fund Managers, Inc.

CUSTODIAN
-------------------------------------------------------------------------------
    The securities and cash of the Multi-Sector, Money Market, Growth, Strategic Allocation, Balanced and Strategic Theme Series are held by The Chase Manhattan Bank, N.A. under the terms of a custodian agreement. The address for The Chase Manhattan Bank, N.A., is 1 Chase Manhattan Plaza, Floor 13B, New York, NY 10081. The securities and cash of the International and Asia Series are held by Brown Brothers Harriman & Co. under the terms of a custodian agreement. The address for Brown Brothers Harriman & Co. is 40 Water Street, Boston, Massachusetts 02109, Attention: Manager, Securities Department. The securities and cash of the Real Estate, Growth & Income, Value, Engemann Nifty Fifty, Seneca Mid-Cap, Schafer Mid-Cap and Enhanced Index Series are held by State Street Bank and Trust Company, located at 1 Heritage Drive, P2N, North Quincy, Massachusetts 02171. The Fund permits the Custodian to deposit some or all of its securities in central depository systems as allowed by Federal law. The use of foreign custodians and foreign central depositories has been authorized by the Board of Trustees of the Fund if certain conditions are met.

FOREIGN CUSTODIAN
-------------------------------------------------------------------------------
    The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian involves considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
    The Fund's financial statements are audited by PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants for the Fund. The independent accountants also provide other accounting and tax-related services as requested by the Fund from time to time.

FINANCIAL AGENT
    Under a Financial Agent Agreement, PEPCO acts as financial agent of the Fund and, as such, is responsible for certain administrative functions and the bookkeeping and pricing functions for the Fund. For its services as financial agent, PEPCO receives a fee based on the average of the aggregate daily net asset values of the Fund at the annual rate per each $1,000,000 of $600. PFPC, Inc. has been retained by PEPCO to perform certain administrative and pricing services for the Fund for which PEPCO pays PFPC a fee. While PEPCO has delegated certain responsibilities to PFPC, PEPCO retains full responsibility for the performance of all duties of financial agent.

BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
    In effecting portfolio transactions for the Fund, the Advisers and Subadvisers, adhere to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Advisers may cause the Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction, if the Advisers determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Advisers are considered to be in addition to and not in lieu of services required to be performed by the Advisers under their contracts with the Fund under their contracts with the Advisers and may benefit both the Fund and other clients of the Advisers. Conversely, brokerage and research services provided by brokers to other clients of the Advisers may benefit the Fund.

    If the securities in which a particular Series of the Fund invests are traded primarily in the over-the-counter market, where possible the Series will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

    The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Advisers in determining the overall reasonableness of brokerage commissions paid by the Fund.

    For the fiscal years ended December 31, 1996, 1997, and 1998 brokerage commissions paid by the Fund on portfolio transactions totaled $6,749,696, $10,220,704 and $_____, respectively. None of such commissions was paid to a broker who was an affiliated person of the Fund or an affiliated person of such a person or, to the knowledge of the Fund, to a broker an affiliated person of which was an affiliated person of the Fund or the Adviser. Total brokerage commissions paid during the fiscal year ended December 31, 1998 included brokerage commissions of $_____ on portfolio transactions aggregating $_____ executed by brokers who provided research and other statistical and factual information.

    It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by the Advisers are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund. It is the opinion of the Board of Trustees of the Fund that the desirability of utilizing the Advisers as investment advisers to the Fund as manager of foreign securities owned by the Fund outweighs the disadvantages that may be said to exist from simultaneous transactions.

    The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is consistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------
    The net asset value per share of each Series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Series' foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

    A security that is listed or traded on more than one exchange is valued at the quotation on the NYSE determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Series which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Series has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

INVESTING IN THE FUND
--------------------------------------------------------------------------------
    Shares of the Fund are not available to the public directly. Although shares of the Fund are owned by the Accounts, Contract Owners and Policyowners do have voting rights with respect to those shares, as described in the Prospectus under "Shares of Beneficial Interest." You may invest in the Fund by buying a Variable Accumulation Annuity Contract or a Variable Universal Life Insurance Policy from Phoenix, PHL Variable or PLAC and directing the allocation of the net purchase payment(s) to the Subaccounts corresponding to the Series of the Fund. Phoenix, PHL Variable and

PLAC will, in turn, invest payments in shares of the Fund as the investor directs at net asset value next determined with no sales load.

SALES CHARGE AND SURRENDER CHARGES
    The Fund does not assess any sales charge, either when it sells or when it redeems securities. The sales charges which may be assessed under the Contracts or Policies are described in the accompanying prospectus, as are other charges.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
    The Fund will redeem any shares presented by the shareholder Accounts for redemption. The Account's policies on when and whether to buy or redeem Fund shares are described in the accompanying prospectus.

    At the discretion of the Trustees, the Fund may, to the extent consistent with state and Federal law, make payment for shares of a particular Series repurchased or redeemed in whole or in part in securities or other assets of such Series taken at current values. Should payment be made in securities, the shareholder Accounts may incur brokerage costs in converting such securities to cash.

    The right of redemption may be suspended or the payment date postponed for more than seven days only for any period during which trading on the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted, as determined by the SEC, for any period when an emergency (as defined by rules of the Commission) exists, or during any period when the Commission has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholders may withdraw requests for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or they will receive payment of the net asset value so determined.

    The shareholder Accounts may receive more or less than was paid for the shares, depending on the net asset value of the shares at the time they are repurchased or redeemed.

TAXES
--------------------------------------------------------------------------------
    As stated in the Prospectus, it will be the policy of the Fund and of each Series to comply with those provisions of the Internal Revenue Code of 1986, as amended, ("Code") which relieve investment companies that distribute substantially all of their net income from Federal income tax on the amounts distributed. The Fund also intends to comply with pertinent Code provisions in order to avoid imposition of any Federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's Shareholders, which in this case are the Accounts.

    Federal income taxation of separate accounts, life insurance companies, and unit investment trusts are discussed in the accompanying prospectus for the Account.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    The financial statements and the notes thereto relating to the Fund and the report of Price Waterhouse LLP with respect thereto for the fiscal year ended December 31, 1998 are contained in the Fund's Annual Report. The Annual Report is available by calling Variable Products Operations at (800) 447-4312 or writing to Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston, MA 02266-8027. Phoenix, PHL Variable and PLAC have agreed to send a copy of both the Annual Report and the Semiannual Report to Shareholders containing the Fund's financial statements to every Contract Owner or Policyowner having an interest in the Accounts. The Annual Report for the fiscal period ended December 31, 1998 is included in this SAI.

                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                          THE PHOENIX EDGE SERIES FUND

                           [TO BE FILED BY AMENDMENT]

                          THE PHOENIX EDGE SERIES FUND

                            PART C--OTHER INFORMATION


ITEM 24.FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements.

            1. Condensed Financial Information is included in Part A of the Registration Statement.

            2. Financial Statements and Notes, thereto, and are included in the Annual Report to Shareholders for the period ended December 31, 1998, to be filed by Amendment.

        (b) Exhibits:

            1. Declaration of Trust of the Registrant dated February 18, 1986, filed with the Registration Statement on Form N-1A on April 18, 1986 and filed via Edgar with Post-Effective Amendment No. 18 on June 20, 1996.

            1.1 Amendment to Declaration of Trust, establishing the International Series, filed with Post-Effective Amendment
                  No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

            1.2 Amendment to Declaration of Trust, conforming the Fund's borrowing restrictions to California Department's Borrowing Guidelines, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment
                  No. 20 on April 29, 1997.

            1.3 Amendment to Declaration of Trust, establishing the Balanced Series, filed with Post-Effective Amendment No. 8 on April 28, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

            1.4 Amendment to Declaration of Trust, establishing the Real Estate Securities Series, filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

            1.5 Amendment to Declaration of Trust, establishing the Strategic Theme Series, filed via Edgar with Post-Effective Amendment No. 16 on January 29, 1996.

            1.6 Amendment to Declaration of Trust, changing the name of the Series currently designated "Bond Series" to the "Multi-Sector Fixed Income Series," filed via Edgar with Post-Effective Amendment No. 17 on April 17, 1996.

            1.7 Amendment to Declaration of Trust, establishing the Aberdeen New Asia Series, filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

            1.8 Amendment to Declaration of Trust, establishing the Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.

            1.9 Amendment to Declaration of Trust, establishing five new Series filed via Edgar with Post-Effective Amendment No. 25 on April 29, 1998.

            2.    Not Applicable.

            3.    Not Applicable.

            4.    Not Applicable.

            5. Form of Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. covering the Balanced, Bond, Growth, Money Market, Total Return and International Series, filed with Post-Effective Amendment No. 11 on May 2, 1994 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

            5.1 Investment Advisory Agreement between Registrant and Phoenix Realty Securities, Inc. covering the Phoenix Real Estate Securities Series, dated February 28, 1995 and assigned
                  March 2, 1998 to Duff & Phelps Investment Management Co., filed with Post-Effective Amendment No. 13, on April 28, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

            5.2 Form of Investment Advisory Agreement between Registrant and Phoenix-Aberdeen International Advisors, LLC, covering the Aberdeen New Asia Series, filed via Edgar with Post-Effective Amendment No. 18 on June 20, 1996.

            5.3 Form of Subadvisory Agreement between The Phoenix Edge Series Fund and Aberdeen Fund Managers, Inc. covering Aberdeen New Asia Series filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

            5.4 Form of Subadvisory Agreement between The Phoenix Edge Series Fund and Phoenix Investment Counsel, Inc. covering Aberdeen New Asia Series filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

            5.5 Form of Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc., covering the Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.

            5.6 Form of Subadvisory Agreement among Registrant, Phoenix Investment Counsel, Inc. and J. P. Morgan Investment Management, Inc., covering the Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.

            5.7 Form of Subadvisory Agreement among the Registrant, Phoenix Realty Securities, Inc. and Duff & Phelps Investment Management Co., covering the Phoenix Real Estate Securities Series, filed via Edgar with Post-Effective Amendment No. 23 on December 12, 1997.

            5.8 Form of Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc., covering the Engemann Nifty Fifty, Seneca Mid-Cap Growth, Phoenix Income and Growth, Phoenix Value Equity and Schafer Mid-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 24 on February 24, 1998.

            5.9 Form of Investment Subadvisory Agreement among the Registrant, Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Seneca Capital Management, LLC and Schafer
                  Capital Management, Inc., filed via Edgar with Post-Effective Amendment No. 24 on February 24, 1998.

            6.    Not Applicable.

            7.    Not Applicable.

            8. Form of Custodian Agreement between Registrant and The Chase Manhattan Bank, N.A. covering the International Series, filed with Post-Effective Amendment No. 4 on March 13, 1990 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

            8.1 Form of Amendment to Custodian Agreement covering International, Money Market, Growth, Multi-Sector Fixed Income, Strategic Income and Balanced Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

            8.2 Custodian Agreement between Registrant and Brown Brothers Harriman & Co. covering the International and Asia Series, filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

            8.3 Form of Custodian Agreement between Registrant and State Street Bank and Trust Company dated May 1, 1997 covering the Real Estate Securities and Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 23 on December 12, 1997.

            9.1 Form of Transfer Agency Agreement, filed with original Registration Statement on Form N-1A on April 18, 1986 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

            9.2 Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated December 11, 1996 filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

            9.3 First Amendment to Financial Agent Agreement effective February 27, 1998 filed via Edgar with Post-Effective Amendment No. 25 on April 29, 1998.

            10. Opinion and Consent of Counsel covering shares of the International, Multi-Sector Fixed Income, Growth, Money Market, Balanced and Strategic Allocation Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

            10.1 Opinion and Consent of Counsel covering shares of the Real Estate Securities Series, filed with Post-Effective Amendment No. 13 on April 28, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

            10.2 Opinion and Consent of Counsel covering shares of the Strategic Theme Series, filed via Edgar with Post-Effective Amendment No. 16 on January 29, 1996.

            10.3 Opinion and Consent of Counsel covering shares of the Aberdeen New Asia Series, filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

            10.4 Opinion and Consent of Counsel covering shares of the Research Enhanced Index Series filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.

            10.5 Opinion and Consent of Counsel covering shares of the Engemann Nifty Fifty, Seneca Mid-Cap Growth, Phoenix Growth & Income, Phoenix Value Equity and Schafer Mid-Cap Value Series filed via Edgar with Post-Effective Amendment No. 24 on February 24, 1998.

            11. Written Consent of PricewaterhouseCoopers LLP, filed via Edgar to be filed by Amendment.

            12.   Not Applicable.

            13.   Not Applicable.

            14.   Not Applicable.

            15.   Not Applicable.

            16.   Not Applicable.

            17. Financial Data Schedule, to be filed via Edgar by Amendment and reflected on Edgar as Exhibit 27.

            18. Powers of Attorney, filed via Edgar with Post-Effective Amendment No. 17 on April 17, 1996.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

   The following diagram illustrates the Registrant's place in the organizational structure:


[Graphic Omitted]

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


                                           NUMBER OF RECORD HOLDERS
         TITLE OF CLASS                    AS OF FEBRUARY 26, 1999
         --------------                    -----------------------

         Multi-Sector Series                         4
         Money Market Series*                        4
         Growth Series                               7
         Allocation Series                           4
         Balanced Series                             4
         International Series                        4
         Real Estate Series                          5
         Theme Series                                4
         Asia Series                                 5
         Enhanced Index Series                       5
         Nifty Fifty Series                          5
         Seneca Mid-Cap Series                       5
         Value Series                                5
         Growth & Income Series                      5
         Schafer Mid-Cap Series                      5
-------------
*Phoenix Mutual Life Insurance Company purchased 1 share of the Money Market Series at a price of $10 per share on February 18, 1986.


ITEM 27. INDEMNIFICATION

   The Declaration of Trust provides that the Fund shall indemnify each of its Trustees and officers against liabilities arising by reason of being or having been a Trustee or officer, except for matters as to which such Trustee or officer shall have been finally adjudicated not to have acted in good faith and except for liabilities arising by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of duties.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

   See "Management of the Fund" in the Prospectus and "Management of the Fund" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File Nos. 801-5995 for Phoenix Investment Counsel Inc.; 801-48190 for Phoenix Realty Securities, Inc.; 801-52167 for Phoenix-Aberdeen International Advisors, LLC; 801-14813 for Duff & Phelps Investment Management Co.) filed under the Investment Advisers Act of 1940, incorporated herein by reference.


ITEM 29. PRINCIPAL UNDERWRITERS

        Not Applicable.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

        Phoenix Home Life Mutual Insurance Company
        One American Row
        Hartford, Connecticut 06115
        and
        101 Munson Street
        P.O. Box 942
        Greenfield, Massachusetts 01302-0942

ITEM 31. MANAGEMENT SERVICES

   All management-related service contracts are discussed in Part A or B of this Registration Statement.


ITEM 32. UNDERTAKINGS

         (a) Not Applicable.

         (b) Registrant undertakes to file a post-effective amendment using financial statements which need not be certified, within four to six months from the effective date of Registrant's Post-Effective Amendment No. 24 with respect to the Nifty Fifty, Seneca Mid-Cap, Growth & Income, Value and Schafer Mid-Cap Series.

         (c) The information called for by Item 5A of Form N-1A is contained in the Fund's annual report to shareholders; accordingly, the Fund hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Fund's latest annual report, upon request and without charge.

         (d) Registrant undertakes to provide the information specified pursuant to Regulation S-K, Item 512 (Reg. ss.229.512), as applicable, the terms of which are incorporated herein by reference.

         (e) Registrant undertakes to call a special meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders, as required by Section 16(c) of the 1940 Act, if requested to do so by holders of at least 10% of a Portfolio's outstanding shares.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford and the State of Connecticut on the 1st day of March, 1999.

                          THE PHOENIX EDGE SERIES FUND

Attest: /s/ Thomas N. Steenburg                     By: /s/ Philip R. McLoughlin
       ------------------------                     ----------------------------
          Thomas N. Steenburg                           Philip R. McLoughlin
          Assistant Secretary                                President

   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on this 1st day of March, 1999.

             SIGNATURE                              TITLE
             ---------                              -----

                                                    Trustee
-------------------------------------
           Robert Chesek*

                                                    Trustee
-------------------------------------
         E. Virgil Conway*

                                                    Treasurer
-------------------------------------
         Nancy G. Curtiss*                          (Principal Financial and
                                                    Accounting Officer)

                                                    Trustee
-------------------------------------
        Harry Dalzell-Payne*

                                                    Trustee
-------------------------------------
        Francis E. Jeffries*

                                                    Trustee
-------------------------------------
         Leroy Keith, Jr.*

      /s/ Philip R. McLoughlin                      Trustee and President
-------------------------------------
        Philip R. McLoughlin                        (Principal Executive
                                                    Officer)

                                                    Trustee
-------------------------------------
         Everett L. Morris*

                                                    Trustee
-------------------------------------
          James M. Oates*

                                                    Trustee
-------------------------------------
        Calvin J. Pedersen*

                                                    Trustee
-------------------------------------
         Herbert Roth, Jr.*

                                     S-1(C)

                                                    Trustee
-------------------------------------
        Richard E. Segerson*

                                                    Trustee
-------------------------------------
      Lowell P. Weicker, Jr.*

   By:  /s/ Philip R. McLoughlin
       -------------------------
       *Philip R. McLoughlin, pursuant to powers of attorney filed previously.




                                     S-2(C)